UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2022

Date of reporting period: JUNE 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The following are the June 30, 2022 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of seven series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund.

The reports of each series were transmitted to their respective shareholders on August 25, 2022.

Semi-Annual Report	2022 June 30, 2022

Stock Fund | Class I (dodgx) | Class X (doxgx)
ESTABLISHED 1965
06/22 SF SAR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Stock Fund — Class I had a total return of -11.52% for the six months ended June 30, 2022, compared to a return of -19.96% for the S&P 500 Index and -12.86% for the Russell 1000 Value Index (R1000V).
Market Commentary
U.S. equity markets were volatile and declined in the first half of 2022, reversing their exceptional performance in 2021, when the S&P 500 rose 29%. Every sector of the S&P 500 posted negative returns in the first half, except for Energy, amid geopolitical tensions, higher inflation, and a shift toward less accommodative monetary policy in the United States.
Russia’ s invasion of Ukraine and the fallout from related sanctions have exacerbated commodity price pressures and amplified geopolitical risks. Supply chain bottlenecks and labor market shortages have further constrained supply and propelled prices higher. U.S. inflation soared to 9.1% for the year ended June 30, 2022 (as measured by the Consumer Price Index1)—the largest increase in 40 years. In response, the Federal Reserve has aggressively increased interest rates and tapered its balance sheet. Investors are concerned the Fed’s actions to slow the economy and temper inflation will lead to a recession. Interest rates have risen sharply—from 1.5% at the end of 2021 to 3.0% on June 302—and the yield curve has flattened. In turn, developed and emerging market equity and credit markets have weakened broadly.
Overall, the U.S. equity market valuation has declined, with the S&P 500 now at a more reasonably valued 16.1 times forward earnings.3 The market decline was due to valuation compression as earnings growth has continued to be healthy. U.S. value stocks4 outperformed growth stocks by 15.2 percentage points during the first half of the year.5 While the valuation disparity between value and growth stocks has compressed, it remains wide: the Russell 1000 Value trades at 13.1 times forward earnings compared to 21.2 times for the Russell 1000 Growth Index.6
Investment Strategy
At Dodge & Cox, we employ a disciplined investment approach across market cycles as active, value-oriented, bottom-up investors. We consistently weigh what we are buying (company fundamentals) against what we are paying (current valuation). For each potential investment, our global industry analysts develop three- to five-year projections for revenues, earnings, and cash flows, along with an assessment of the risks and opportunities, to derive a range of potential investment returns over our investment horizon. Furthermore, our team-based approach provides checks and balances, tests our conviction, and broadens our knowledge base over time. Our equity and fixed income teams collaborate, enabling us to better assess the risks and rewards of investment opportunities.
More volatile markets with compressed valuations—like the current environment—play to our firm’s strengths. First, our proprietary insights and deep institutional knowledge of individual companies and industries aids our evaluation of company fundamentals relative to valuations. Second, our long-term investment horizon enables us to hold positions in companies with low valuations due to short-term challenges. We also invest in faster-growing companies when we believe long-term value is not reflected in the current price. Third, Dodge & Cox’s independent ownership gives us the staying power to buy and hold out-of-favor securities through volatile periods. Fourth, we maintain our rigorous investment process across market cycles. In light of current concerns about a possible recession, we are also conducting additional stress testing of our holdings.
The Fund’s holdings in the Energy sector significantly outperformed (up 55% compared to up 32% for the S&P 500 sector). We sold Halliburton and Hess, and trimmed Baker Hughes and Schlumberger as their stock prices increased.7 Despite these actions, the Fund remains overweight Energy (8.9% compared to 4.4% for the S&P 500 and 7.2% for the R1000V). With much higher oil and natural gas prices and capital spending restraint, the Fund’s energy holdings have experienced strong cash flow and trade at very attractive free cash flow yields, creating the conditions for potentially higher capital return. We expect energy prices will remain high over our investment horizon, despite intensifying efforts to decarbonize the global economy and innovations in alternative energy technologies. We discuss below Occidental Petroleum, the largest holding in the Fund.
Our investment opportunity set has expanded with market volatility and the repricing of higher valuation growth stocks. Although valuations for many continue to embed unrealistic expectations for future performance, we have reviewed more companies in historically high valuation sectors and continue to find new opportunities. We initiated six new positions in the Fund in five different industries:
■	Fidelity National Information Services: a diversified provider of financial technology and payment processing services to banks, merchants, and capital markets firms;
■	Gaming and Leisure Properties: a REIT that owns over 50 regional casino properties in 17 U.S. states and leases them to gaming operators;
■	General Electric: a global industrial conglomerate with businesses in aerospace, energy, and health care (discussed below);
■	PayPal: owns leading digital payments solutions, including PayPal’s checkout button (a digital wallet), Braintree (a white label payments processor), and Venmo (a peer-to-peer payments provider), with approximately 425 million annual active accounts;
■	UBS Group: a multinational investment bank and financial services company based in Switzerland; and,
■	Zimmer Biomet: a global medical device company primarily focused on orthopedic implants.
The diversity of opportunities is a result of our bottom-up research process driven by our global industry analysts. In addition, we also added to select Fund holdings across various industries, including Alphabet, Capital One, Charter Communications, Meta Platforms, Regeneron Pharmaceuticals, and The Gap.
Occidental Petroleum
Occidental (4.6% position), one of the largest U.S. shale producers, has a cash generative, low decline international oil and gas portfolio, as well as midstream and chemicals assets. As part of our fundamental research process, we frequently communicate with Occidental’s management team and conduct due diligence with

PAGE 1 ■	Dodge & Cox Stock Fund

industry participants, geopolitical experts, lenders, and financial institutions. These meetings have helped us better understand the impact of Russia’s invasion of Ukraine and the global economic slowdown on oil demand, liquidity, and operations.
At only six times forward earnings, Occidental is an attractive investment opportunity in our opinion. The company has demonstrated expertise in hydrocarbon reservoir analysis, technological capabilities from global operations, and operational efficiencies. Occidental is taking a proactive approach to the energy transition via its Low Carbon Ventures business, which we believe shows promise and differentiates the company from its peer group. Building on its long-term experience in carbon capture, Occidental plans to commercialize its Direct Air Capture technology, which reduces atmospheric concentrations of carbon dioxide.
Since its acquisition of Anadarko Petroleum in 2019, Occidental has focused on executing asset sales to reduce balance sheet leverage. From August 2019 through the end of 2021, the company completed approximately $11 billion in asset sales and repaid almost $20 billion in debt. The combination of high oil prices and success in its deleveraging program enabled the company to increase its dividend and reactivate its share repurchase program this year. However, future commodity price declines could limit Occidental’s ability to generate cash flow and service debt. As of June 30, Berkshire Hathaway had built a 16.4% stake in the company, suggesting Occidental could become an acquisition target.
General Electric
Of the six new positions in the Fund, General Electric (1.4% position) was the largest. We have followed GE closely for over 30 years, holding meetings with GE’s management and investor relations teams and conducting calls with competitors, industry experts, former employees, sell-side analysts, and others. We have held GE in the Fund on and off over that time period, most recently in 2015. Our deep institutional knowledge enabled us to respond to the price decline in the first half of 2022 and start a position, amid concerns about inflation and supply shortages.
Going forward, we believe GE will continue to benefit from a decade of corporate restructuring and balance sheet clean up. Led by CEO Larry Culp, management recently announced its intention to split into three separate companies by fiscal year 2024. We believe the split-up will provide the potential to create more value than recognized in the current conglomerate structure. Our analysis shows GE trades at over a 50% discount to its sum-of-the-parts valuation.8 As management reduces corporate overhead and investors gain confidence in its ability to separate the company according to plan, we believe the discount to GE’s sum-of-the-parts valuation will narrow significantly.
In Closing
As a value-oriented manager, we are encouraged by the Fund’s recent relative performance. Value stocks have been out of favor for a decade, and we believe they are likely to recover more over time. Moreover, the Fund’s composition is very different from the overall market and trades at a meaningful discount to both the broad-based market and the value universe: 10.6 times forward earnings compared to 16.1 times for the S&P 500 and 13.1 times for the R1000V.
We continue to be optimistic about the long-term outlook for the Fund, which is well balanced across a range of sectors and investment themes. We believe patience, persistence, and a long-term investment horizon are essential to investment success. We encourage our shareholders to take a similar view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 29, 2022
1	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
2	These are the 10-year U.S. Treasury rates.
3	Unless otherwise specified, all weightings and characteristics are as of June 30, 2022.
4	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
5	The Russell 1000 Value Index had a total return of -12.87% for the first half of 2022, compared to -28.07% for the Russell 1000 Growth Index.
6	The Russell 1000 Growth Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® is a trademark of the London Stock Exchange Group plc.
7	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
8	The sum-of-the-parts valuation is a process of determining what the individual divisions of a company would be worth if they were spun off or acquired by a different company. The values of these different business units are then aggregated to estimate the company’s overall value.
Dodge & Cox Stock Fund ■	PAGE 2

Year to Date Performance Review (unaudited)
The Fund outperformed the S&P 500 by 8.44 percentage points year to date.
Key Contributors to Relative Results versus the S&P 500
■	The Fund’s overweight position and holdings in Energy benefited returns. Occidental Petroleum was a standout performer. Williams Companies and ConocoPhillips were notable contributors.
■	In Health Care, the Fund’s higher weighting and returns from holdings added to results. Cigna, Sanofi, and GSK performed well.
■	The Fund’s holdings in Information Technology fared better than the S&P 500 sector. A lower weighting in the sector also contributed.
■	The Fund’s underweight position in Consumer Discretionary helped results. Not owning Amazon had a positive impact.
■	Raytheon Technologies and MetLife were also key contributors.
Key Detractors from Relative Results versus the S&P 500
■	The Fund’s underweight positions in the Consumer Staples and Utilities sectors hurt results.
■	Johnson Controls International and Capital One Financial were key detractors, and not owning Exxon Mobil had a negative impact.
The Fund outperformed the Russell 1000 Value (R1000V) by 1.34 percentage points year to date.
Key Contributors to Relative Results versus the R1000V
■	In Energy, the Fund’s higher weighting and returns from holdings added to results. Occidental Petroleum, Williams Companies, and Baker Hughes were standout performers.
■	The Fund’s overweight position and holdings in Health Care helped relative results. Cigna, Sanofi, and GSK performed well.
■	Stock selection and an underweight position in the Real Estate sector both had a positive impact.
■	Raytheon Technologies and MetLife were key contributors. Not owning JPMorgan Chase and Walt Disney also had a positive impact.
Key Detractors from Relative Results versus the R1000V
■	The Fund’s overweight position and holdings in Communication Services detracted. Meta Platforms, Charter Communications, and Alphabet were particularly weak.
■	The Fund’s underweight position in Utilities hurt relative performance as it was down least of the eleven Index sectors.
■	In Financials, the Fund’s higher weighting and weaker returns from holdings hurt results. Capital One Financial and Charles Schwab lagged.
■	Other key detractors included Johnson Controls International and Microchip Technology. Not owning Exxon Mobil or Chevron also had a negative impact.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision- making body for the Stock Fund, is an eight-member committee with an average tenure of 22 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ■	Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On June 30, 2012
Average Annual Total Return
For Periods Ended June 30, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund
Class I	-7.60%	9.92%	13.09%	9.06%
Class X(a)	-7.57	9.93	13.10	9.06
S&P 500 Index	-10.62	11.31	12.96	9.08
Russell 1000 Value Index	-6.82	7.17	10.50	7.86
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Stock Fund
Class I	0.51%	0.51%
Class X	0.41% (b)	0.46%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Stock Fund — Class X at 0.41% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund other than to the extent the total amount of such fee waivers and payments during a year exceeds the amount needed to limit the total expenses of the Class X shares for that year to 0.41%.
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses.  The S&P 500 Index is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Value Index is composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® is a trademark of S&P Global Inc. Russell 1000® is a trademark of the London Stock Exchange Group plc.
Dodge & Cox Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	June 30, 2022
Sector Diversification	% of Net Assets
Financials	21.9
Health Care	21.7
Information Technology	17.7
Communication Services	13.4
Industrials	9.6
Energy	8.9
Consumer Staples	2.2
Consumer Discretionary	2.1
Materials	0.8
Real Estate	0.3
Net Cash & Other(a)	1.4
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$ 884.80	$2.38	0.51%
Based on hypothetical 5% yearly return	1,000.00	1,022.27	2.56	0.51
Class X**
Based on actual return	$1,000.00	$ 947.20	$0.67	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,007.67	0.69	0.41
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for Class I (to reflect the one-half year period) or multiplied by 61/365 for Class X (to reflect the period since inception of the share class).
**	Class X shares were established on 5/1/2022.
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■	Dodge & Cox Stock Fund

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks: 98.6%
	Shares	Value
Communication Services: 13.4%
Media & Entertainment: 11.8%
Alphabet, Inc., Class A(a)	194,300	$ 423,430,218
Alphabet, Inc., Class C(a)	1,301,453	2,846,863,365
Charter Communications, Inc., Class A(a)	3,994,586	1,871,583,379
Comcast Corp., Class A	48,867,294	1,917,552,617
DISH Network Corp., Class A(a)	26,275,837	471,125,757
Fox Corp., Class A	29,951,475	963,239,436
Fox Corp., Class B	8,401,433	249,522,560
Meta Platforms, Inc., Class A(a)	7,430,500	1,198,168,125
News Corp., Class A	7,684,190	119,719,680
		10,061,205,137
Telecommunication Services: 1.6%
T-Mobile U.S., Inc.(a)	10,287,637	1,384,098,682
		11,445,303,819
Consumer Discretionary: 2.1%
Automobiles & Components: 0.9%
Honda Motor Co., Ltd. ADR (Japan)	32,320,800	780,547,320
Consumer Services: 0.8%
Booking Holdings, Inc.(a)	416,280	728,069,557
Retailing: 0.4%
Qurate Retail, Inc., Series A(a)(b)	33,190,514	95,256,775
The Gap, Inc.(b)	26,573,900	218,968,936
		314,225,711
		1,822,842,588
Consumer Staples: 2.2%
Food, Beverage & Tobacco: 2.2%
Anheuser-Busch InBev SA/NV ADR (Belgium)	16,608,500	896,028,575
Molson Coors Beverage Company, Class B(b)	18,164,725	990,159,160
		1,886,187,735
Energy: 8.9%
Baker Hughes Co., Class A	15,508,150	447,720,291
ConocoPhillips	14,316,858	1,285,797,017
Occidental Petroleum Corp.(b)	61,015,226	3,592,576,507
Occidental Petroleum Corp., Warrant(a)(b)	9,394,990	347,332,780
Schlumberger, Ltd. (Curacao/United States)	16,737,545	598,534,609
The Williams Companies, Inc.	42,940,309	1,340,167,044
		7,612,128,248
Financials: 21.9%
Banks: 5.4%
Bank of America Corp.	26,857,900	836,086,427
Truist Financial Corp.	13,008,344	616,985,756
Wells Fargo & Co.	80,160,241	3,139,876,640
		4,592,948,823
Diversified Financials: 12.7%
American Express Co.	4,275,154	592,621,848
Bank of New York Mellon Corp.	36,927,624	1,540,251,197
Capital One Financial Corp.(b)	23,248,913	2,422,304,245
Charles Schwab Corp.	51,454,597	3,250,901,438
Goldman Sachs Group, Inc.	5,205,000	1,545,989,100
State Street Corp.	15,566,600	959,680,890
UBS Group AG, NY Shs (Switzerland)	34,032,500	552,007,150
		10,863,755,868

	Shares	Value
Insurance: 3.8%
Aegon NV, NY Shs (Netherlands)	93,853,842	$ 411,079,828
Brighthouse Financial, Inc.(a)(b)	6,611,963	271,222,722
Lincoln National Corp.	2,745,880	128,424,808
MetLife, Inc.	38,724,942	2,431,539,108
		3,242,266,466
		18,698,971,157
Health Care: 21.7%
Health Care Equipment & Services: 6.6%
Cigna Corp.	10,665,072	2,810,459,773
CVS Health Corp.	9,182,700	850,868,982
Medtronic PLC (Ireland/United States)	3,051,000	273,827,250
UnitedHealth Group, Inc.	2,486,760	1,277,274,539
Zimmer Biomet Holdings, Inc.	3,791,900	398,377,014
		5,610,807,558
Pharmaceuticals, Biotechnology & Life Sciences: 15.1%
Alnylam Pharmaceuticals, Inc.(a)	3,098,377	451,898,285
BioMarin Pharmaceutical, Inc.(a)	8,986,725	744,729,901
Bristol-Myers Squibb Co.	11,790,339	907,856,103
Elanco Animal Health, Inc.(a)(b)	34,998,000	687,010,740
Gilead Sciences, Inc.	25,138,812	1,553,829,970
GSK PLC ADR (United Kingdom)	51,376,172	2,236,404,767
Incyte Corp.(a)(b)	12,195,000	926,454,150
Novartis AG ADR (Switzerland)	15,696,200	1,326,799,786
Regeneron Pharmaceuticals, Inc.(a)	1,341,485	792,992,028
Roche Holding AG ADR (Switzerland)	13,640,499	568,945,213
Sanofi ADR (France)	53,985,528	2,700,895,966
		12,897,816,909
		18,508,624,467
Industrials: 9.6%
Capital Goods: 6.7%
Carrier Global Corp.	12,413,279	442,657,529
General Electric Co.	18,550,800	1,181,129,436
Johnson Controls International PLC (Ireland/United States)	32,580,217	1,559,940,790
Otis Worldwide Corp.	4,033,950	285,079,246
Raytheon Technologies Corp.	23,704,800	2,278,268,328
		5,747,075,329
Transportation: 2.9%
FedEx Corp.	10,811,977	2,451,183,306
		8,198,258,635
Information Technology: 17.7%
Semiconductors & Semiconductor Equipment: 1.4%
Microchip Technology, Inc.	20,564,666	1,194,395,801
Software & Services: 8.8%
Cognizant Technology Solutions Corp., Class A	18,075,577	1,219,920,692
Fidelity National Information Services, Inc.	4,095,559	375,439,894
Fiserv, Inc.(a)	23,146,600	2,059,353,002
Micro Focus International PLC ADR(b) (United Kingdom)	22,724,028	76,579,974
Microsoft Corp.	5,714,400	1,467,629,352
PayPal Holdings, Inc.(a)	5,326,000	371,967,840
VMware, Inc., Class A(a)	17,176,983	1,957,832,522
		7,528,723,276
Technology, Hardware & Equipment: 7.5%
Cisco Systems, Inc.	30,509,487	1,300,924,526
Dell Technologies, Inc., Class C	13,302,988	614,731,075

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund ■	PAGE 6

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks (continued)
	Shares	Value
Hewlett Packard Enterprise Co.(b)	71,214,349	$ 944,302,268
HP, Inc.(b)	39,722,456	1,302,102,108
II-VI, Inc.(a)(b)	7,676,800	391,132,960
Juniper Networks, Inc.(b)	28,800,765	820,821,803
TE Connectivity, Ltd. (Switzerland)	8,647,675	978,484,426
		6,352,499,166
		15,075,618,243
Materials: 0.8%
Celanese Corp.	4,238,698	498,513,272
LyondellBasell Industries NV, Class A (Netherlands)	1,834,663	160,459,626
		658,972,898
Real Estate: 0.3%
Gaming and Leisure Properties, Inc. REIT	4,413,586	202,407,054
Total Common Stocks (Cost $62,008,112,724)		$84,109,314,844
Short-Term Investments: 1.5%
	Par Value/ Shares	Value
Repurchase Agreements: 1.1%
Bank of America(c) 1.45%, dated 6/30/22, due 7/1/22, maturity value $20,000,806	$ 20,000,000	$ 20,000,000
Bank of Montreal(c) 1.45%, dated 6/30/22, due 7/1/22, maturity value $50,002,014	50,000,000	50,000,000
Fixed Income Clearing Corporation(c) 0.60%, dated 6/30/22, due 7/1/22, maturity value $110,879,848	110,878,000	110,878,000
Nomura Holdings Inc.(c) 1.47%, dated 6/30/22, due 7/1/22, maturity value $255,010,413	255,000,000	255,000,000
Royal Bank of Canada(c) 1.47%, dated 6/30/22, due 7/1/22, maturity value $258,410,551	258,400,000	258,400,000
Standard Chartered(c) 1.47%, dated 6/30/22, due 7/1/22, maturity value $258,310,547	258,300,000	258,300,000
		952,578,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	345,297,515	345,297,515
Total Short-Term Investments (Cost $1,297,875,515)		$ 1,297,875,515
Total Investments In Securities (Cost $63,305,988,239)	100.1%	$85,407,190,359
Other Assets Less Liabilities	(0.1)%	(61,256,771)
Net Assets	100.0%	$85,345,933,588
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Repurchase agreements are collateralized by:
Bank of America: U.S. Treasury Note 0.875%, 11/15/30. Total collateral value is $20,400,875.
Bank of Montreal: U.S. Treasury Notes 1.875%-2.00%, 11/15/41-11/15/51, and U.S. Treasury Inflation Indexed Notes 0.875%-2.125%, 2/15/40-2/15/47. Total collateral value is $51,002,110.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.75%, 5/15/23. Total collateral value is $113,095,603.

Nomura Holdings: U.S. Treasury Notes 0.625%-5.375%, 12/31/27-11/15/51, and U.S. Treasury Inflation Indexed Notes 0.125%-1.00%, 1/15/31-2/15/51. Total collateral value is $260,110,649.

Royal Bank of Canada: U.S. Treasury Notes 1.125%-3.125%, 4/30/24-2/15/47. Total collateral value is $263,578,824.

Standard Chartered: U.S. Treasury Bill 7/5/22, U.S. Treasury Notes 0.125%-6.25%, 11/30/22-11/15/51, and U.S. Treasury Inflation Indexed Notes 0.125%-2.00%, 1/15/26-2/15/52. Total collateral value is $263,476,760.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
NY Shs: New York Registry Shares

Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2022. Further detail on these holdings and related activity during the period appear below.
PAGE 7 ■	Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Holdings of 5% Voting Securities  (continued)
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 13.8%
Consumer Discretionary 0.4%
Qurate Retail, Inc., Series A(a)	$ 252,247,906	$—	$—	$—	$(156,991,131)	$95,256,775	$—
The Gap, Inc.	310,332,890	159,072,025	—	—	(250,435,979)	218,968,936	6,095,997
						314,225,711
Consumer Staples 1.2%
Molson Coors Beverage Company, Class B	841,935,004	—	—	—	148,224,156	990,159,160	13,805,191
Energy 4.6%
Occidental Petroleum Corp.	1,982,293,469	—	(412,373,855)	(101,180,549)	2,123,837,442	3,592,576,507	16,821,188
Occidental Petroleum Corp., Warrant(a)	118,470,824	—	—	—	228,861,956	347,332,780	—
						3,939,909,287
Financials 3.1%
Brighthouse Financial, Inc.(a)	344,411,103	—	(1,692,603)	313,131	(71,808,909)	271,222,722	—
Capital One Financial Corp.	3,095,729,180	225,996,936	—	—	(899,421,871)	2,422,304,245	26,036,536
						2,693,526,967
Health Care 1.9%
Elanco Animal Health, Inc.(a)	435,564,888	465,442,635	—	—	(213,996,783)	687,010,740	—
Incyte Corp.(a)	721,544,020	176,735,883	—	—	28,174,247	926,454,150	—
						1,613,464,890
Information Technology 2.6%
Hewlett Packard Enterprise Co.	1,124,952,146	—	(1,923,570)	1,328,571	(180,054,879)	944,302,268	17,105,916
HP, Inc.	2,613,930,228	—	(1,126,310,465)	622,556,560	(808,074,215)	— (b)	23,920,348
II-VI, Inc.(a)	124,187,657	361,692,400	—	—	(94,747,097)	391,132,960	—
Juniper Networks, Inc.	1,028,475,318	—	—	—	(207,653,515)	820,821,803	12,096,321
Micro Focus International PLC ADR	126,572,836	—	—	—	(49,992,862)	76,579,974	4,158,497
						2,232,837,005
				$523,017,713	$(404,079,440)	$11,784,123,020	$120,039,994
(a)	Non-income producing
(b)	Company was not an affiliate at period end
See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund ■	PAGE 8

Statement of Assets and Liabilities (unaudited)
June 30, 2022
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $52,936,858,050)	$73,623,067,339
Affiliated issuers (cost $10,369,130,189)	11,784,123,020
85,407,190,359
Receivable for Fund shares sold	684,600,081
Dividends and interest receivable	137,628,251
Expense reimbursement receivable	33,871
Prepaid expenses and other assets	253,759
86,229,706,321
Liabilities:
Payable for investments purchased	176,699,571
Payable for Fund shares redeemed	668,789,957
Management fees payable	36,343,876
Accrued expenses	1,939,329
883,772,733
Net Assets	$85,345,933,588
Net Assets Consist of:
Paid in capital	$60,568,039,356
Distributable earnings	24,777,894,232
$85,345,933,588
Class I
Total net assets	$83,399,175,756
Shares outstanding (par value $0.01 each, unlimited shares authorized)	389,479,774
Net asset value per share	$ 214.13
Class X
Total net assets	$ 1,946,757,832
Shares outstanding (par value $0.01 each, unlimited shares authorized)	9,090,663
Net asset value per share	$ 214.15
Statement of Operations (unaudited)
Six Months Ended June 30, 2022
Investment Income:
Dividends (net of foreign taxes of $45,893,282)
Unaffiliated issuers	$ 867,182,326
Affiliated issuers	120,039,994
Interest	2,090,023
989,312,343
Expenses:
Investment advisory fees	221,440,406
Administrative services fees
Class I	14,963,906
Class X	36,643
Custody and fund accounting fees	421,180
Transfer agent fees	3,181,362
Professional services	178,146
Shareholder reports	662,969
Registration fees	352,294
Trustees fees	198,574
Miscellaneous	1,571,818
Total expenses	243,007,298
Expenses reimbursed by investment manager	(35,690)
Net expenses	242,971,608
Net Investment Income	746,340,735
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 5)	2,090,127,481
Investments in securities of affiliated issuers (Note 5)	523,017,713
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(14,135,034,744)
Investments in securities of affiliated issuers	(404,079,440)
Net realized and unrealized loss	(11,925,968,990)
Net Change in Net Assets From Operations	$(11,179,628,255)
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Operations:
Net investment income	$ 746,340,735	$ 1,094,485,837
Net realized gain (loss)	2,613,145,194	5,607,320,632
Net change in unrealized appreciation/depreciation	(14,539,114,184)	15,719,202,680
	(11,179,628,255)	22,421,009,149
Distributions to Shareholders:
Class I	(1,265,166,182)	(2,993,861,770)
Class X	(6,008,081)	—
Total distributions	(1,271,174,263)	(2,993,861,770)
Fund Share Transactions:
Class I
Proceeds from sales of shares	9,315,293,286	21,468,329,458
Reinvestment of distributions	1,195,807,457	2,833,785,975
Cost of shares redeemed	(11,452,506,310)	(17,707,845,551)
Class X
Proceeds from sales of shares	2,089,927,303	—
Reinvestment of distributions	6,008,081	—
Cost of shares redeemed	(53,081,045)	—
Net change from Fund share transactions	1,101,448,772	6,594,269,882
Total change in net assets	(11,349,353,746)	26,021,417,261
Net Assets:
Beginning of period	96,695,287,334	70,673,870,073
End of period	$ 85,345,933,588	$ 96,695,287,334
Share Information:
Class I
Shares sold	38,904,090	92,176,384
Distributions reinvested	4,969,775	12,157,252
Shares redeemed	(48,642,724)	(77,114,454)
Net change in shares outstanding	(4,768,859)	27,219,182
Class X
Shares sold	9,291,063	—
Distributions reinvested	27,302	—
Shares redeemed	(227,702)	—
Net change in shares outstanding	9,090,663	—
PAGE 9 ■	Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reason-
ably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting    Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes    The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Opera-

Dodge & Cox Stock Fund ■	PAGE 10

Notes to Financial Statements (unaudited)
tions. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$11,445,303,819	$—
Consumer Discretionary	1,822,842,588	—
Consumer Staples	1,886,187,735	—
Energy	7,612,128,248	—
Financials	18,698,971,157	—
Health Care	18,508,624,467	—
Industrials	8,198,258,635	—
Information Technology	15,075,618,243	—
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Materials	$ 658,972,898	$ —
Real Estate	202,407,054	—
Short-Term Investments
Repurchase Agreements	—	952,578,000
Money Market Fund	345,297,515	—
Total Securities	$84,454,612,359	$952,578,000

Note 3: Related Party Transactions
Investment advisory fee    From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.
Administrative services fee    Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement    Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the six months ended June 30, 2022, Dodge & Cox reimbursed expenses of $35,690.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 4: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, foreign currency realized gain (loss), certain corporate action transactions, and distributions.

PAGE 11 ■	Dodge & Cox Stock Fund

Notes to Financial Statements (unaudited)
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$ 681,821,740	$ 1,229,786,635
Long-term capital gain	$ 583,344,442	$ 1,764,075,135
Class X
Ordinary income	$ 6,008,081	$ —
Long-term capital gain	$ —	$ —
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 15,181,110
Undistributed long-term capital gain	583,213,445
Net unrealized appreciation	36,630,302,195
Total distributable earnings	$37,228,696,750
At June 30, 2022, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$63,107,596,371
Unrealized appreciation	26,578,460,558
Unrealized depreciation	(4,278,866,570)
Net unrealized appreciation	22,299,593,988
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 5: Redemptions In-Kind
During the six months ended June 30, 2022, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of
$328,793,078 attributable to the redemptions in-kind: $327,151,375 from unaffiliated issuers and $1,641,073 from affiliated issuers. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2022, the Fund’s commitment fee amounted to $263,672 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2022, purchases and sales of securities, other than short-term securities, aggregated $8,862,653,420 and $7,949,529,196, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.

Dodge & Cox Stock Fund ■	PAGE 12

Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2022	2021	2020	2019	2018	2017
Class I
Net asset value, beginning of period	$245.26	$192.56	$193.76	$172.81	$203.61	$184.30
Income from investment operations:
Net investment income	2.64	2.90	3.41 (a)	3.65	2.90	3.09
Net realized and unrealized gain (loss)	(30.58)	57.69	8.60	37.98	(16.96)	30.03
Total from investment operations	(27.94)	60.59	12.01	41.63	(14.06)	33.12
Distributions to shareholders from:
Net investment income	(1.73)	(3.07)	(3.36)	(3.65)	(2.90)	(3.11)
Net realized gain	(1.46)	(4.82)	(9.85)	(17.03)	(13.84)	(10.70)
Total distributions	(3.19)	(7.89)	(13.21)	(20.68)	(16.74)	(13.81)
Net asset value, end of period	$214.13	$245.26	$192.56	$193.76	$172.81	$203.61
Total return	(11.52)%	31.68%	7.16%	24.80%	(7.08)%	18.32%
Ratios/supplemental data:
Net assets, end of period (millions)	$83,399	$96,695	$70,674	$74,585	$63,005	$70,901
Ratio of expenses to average net assets	0.51% (b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.58% (b)	1.25%	1.98% (a)	1.93%	1.41%	1.58%
Portfolio turnover rate	9%	10%	21%	17%	20%	13%
Class X(c)
Net asset value, beginning of period	$227.09
Income from investment operations:
Net investment income	0.51
Net realized and unrealized gain (loss)	(12.48)
Total from investment operations	(11.97)
Distributions to shareholders from:
Net investment income	(0.97)
Net realized gain	—
Total distributions	(0.97)
Net asset value, end of period	$214.15
Total return	(5.28)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,947
Ratio of expenses to average net assets	0.41% (b)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.46% (b)
Ratio of net investment income to average net assets	2.01% (b)
Portfolio turnover rate	9%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.
(b)	Annualized
(c)	From 5/2/2022 (commencement of operations) to 6/30/2022
See accompanying Notes to Financial Statements
PAGE 13 ■	Dodge & Cox Stock Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On February 9, 2022, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) approved a proposal by Dodge & Cox to replace the Investment Management Agreements (collectively, the “Prior Agreements”) then in effect between Dodge & Cox and each series of the Trust (each a “Fund”) with two new agreements:
■	An Investment Advisory Agreement, under which Dodge & Cox would provide portfolio management services to each Fund, and
■	An Administrative and Shareholder Services Agreement (the “Administrative Agreement”), under which Dodge & Cox would provide a wide range of administrative and shareholder services to each Fund and the Funds’ shareholders.
In the following discussion, the Investment Advisory Agreement and the Administrative Agreement are collectively referred to as the “New Agreements.”
The proposal to replace the Prior Agreements with the New Agreements was accompanied by a proposal to create a new class of shares of each Fund (other than the Emerging Markets Stock Fund).  The new share class, known as Class X, is designed for investment by certain defined contribution employee retirement benefit plans (“Defined Contribution Plans”) and is a so-called “clean share” class.  “Clean shares” (also known as “unbundled shares”) refers to a class of mutual fund shares that is subject to no sales loads and no Rule 12b-1 distribution fees, and as to which neither the fund nor its sponsor organization makes any payments to financial intermediaries or retirement plan sponsors or servicers with respect to their customers’ or plan participants’ investments in the fund.  In conjunction with the creation of Class X shares, the existing shares of each of the Funds were redesignated as “Class I” shares.  Under the Administrative Agreement, the Class X shares bear a lower fee rate (0.05% annually of average net assets) than the Class I shares (0.10% annually of average net assets).
In conjunction with the proposal to create the Class X shares and replace the Prior Agreements with the New Agreements, Dodge & Cox represented to the Board that Defined Contribution Plans represent a substantial portion of the aggregate assets of the Trust, and that many such Plans have indicated a desire to invest in a “clean share” class.  Class I shares of the Funds (other than the Emerging Markets Stock Fund) do not qualify as “clean shares” because Dodge & Cox, in its discretion and from its own assets, may make payments (“recordkeeping payments”) to certain employee benefit plan financial intermediaries for shareholder recordkeeping or other administrative services provided to Defined Contribution Plans that hold Class I shares of such Funds.  Dodge & Cox makes these payments at annual rates of up to 0.10% of the value of the Class I shares of the Stock, Global Stock, International Stock, and Balanced Funds and 0.08% of the value of the Class I shares of the Income and Global Bond Funds serviced by such intermediaries.  In conjunction with the proposal to create the Class X shares and replace the Prior Agreement with the New Agreements, Dodge & Cox agreed with the Trust that it would reimburse Fund expenses and/or waive a portion of its fees to the extent that the total expenses of the Class X shares of any Fund (excluding extraordinary expenses) would otherwise exceed a stated annual percentage of the net assets of such Class, through April 30, 2023 (the “Expense Reimbursement Agreement”).  The general effect of the Expense Reimbursement Agreement is to limit the total expense ratio of each Fund’s Class X shares to a percentage rate that is no higher than a Class X shareholder would have experienced if it had instead invested in Class I shares and received the benefit of a recordkeeping payment from Dodge & Cox at the maximum rate that Dodge & Cox may pay with respect to the Class I shares of that Fund.  Defined Contribution Plans that currently hold Class I shares are eligible to exchange those shares for Class X shares of the same Fund.
The Board’s approval of the New Agreements and of the creation of the Class X shares followed an extensive review of the proposals by the Board, beginning in the spring of 2021 when Dodge & Cox first introduced the proposals for consideration by the Board, and  continuing through the date of Board approval in February 2022.  During the course of this process, the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested extensive additional information from Dodge & Cox regarding the rationale for the proposals, the anticipated effects of the proposals on each Fund and on the shareholders of each share class, industry comparative data, and a number of possible alternatives to the proposals.  Throughout the process, the Board was advised by outside counsel to the Trust, and the Independent Trustees were advised by separate, independent counsel.  The New Agreements, the creation of  Class X shares, and the redesignation of each Fund’s existing shares as Class I shares all took effect at the beginning of May 2022.
In considering the New Agreements, the Board took into account that replacement of the Prior Agreements by the New Agreements was not intended to increase the aggregate fee rate payable by any Fund to Dodge & Cox, and was not expected to result in any increase in the expense ratio borne by the shareholders of any Fund.  In particular, for each Fund:
■	the aggregate fee rate, as a percentage of net assets, that the Class I shares of such Fund would pay under the New Agreements is no higher than the fee rate such Fund paid under the Prior Agreements,
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, before giving effect to the Expense Reimbursement Agreement, is lower than the rate such Fund paid under the Prior Agreements, and
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, after giving effect to the Expense Reimbursement Agreement, is no higher than the rate that a shareholder of such Fund would have experienced under the Prior Agreements, net of the benefit of the highest level of recordkeeping payments that Dodge & Cox has historically paid with respect to shares of that Fund.
The services that Dodge & Cox is obligated to provide to each Fund under the New Agreements include all of the services that Dodge & Cox has historically provided under the Prior Agreements.  In
Dodge & Cox Stock Fund ■	PAGE 14

addition, the Administrative Agreement for each Fund obligates Dodge & Cox to bear the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar.  These fees and expenses were borne by the Funds under the Prior Agreements but will be borne by Dodge & Cox under the new Administrative Agreement.
In considering the proposed approval of the New Agreements in February 2022, the Board noted that in December 2021 it had voted unanimously to approve the extension of the Prior Agreements for a period of up to one year beginning January 1, 2022.  In conjunction with that approval of the Prior Agreements, the Board had considered factors including the scope and quality of the services provided to each Fund by Dodge & Cox; the investment performance of each Fund; comparisons of each Fund’s investment performance to that of other accounts managed by Dodge & Cox and/or other mutual funds; the fee rate payable by each Fund to Dodge & Cox under the relevant Prior Agreement, each Fund’s total expense ratio, and comparisons to the fee rates payable by and expense ratios of other mutual funds; comparisons of the fee rates payable by each Fund to fee rates payable by other accounts managed by Dodge & Cox, and differences in the scope of services Dodge & Cox provides, and the risks it incurs, in managing the Funds as compared to managing other accounts; possible economies and benefits of scale in the operation of the Funds and the extent to which such economies and benefits are shared between Dodge & Cox and the Funds; Dodge & Cox’s profitability; possible conflicts of interest between the Funds, on the one hand, and Dodge & Cox or its other clients, on the other; and any “fall-out benefits” to Dodge & Cox from its relationship with the Funds. A more detailed account of the factors considered and conclusions reached in connection with the Board’s December 2021 approval of the Prior Agreements is contained in the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
Because the Board had considered all of the factors listed in the preceding paragraph in connection with the December 2021 approvals of the Prior Agreements, and believed that the information it had received regarding those factors had not materially changed between December 2021 and February 2022, it did not reconsider those factors in detail as part of its February 2022 approval of the New Agreements, but instead focused its attention primarily on the rationale advanced by Dodge & Cox for replacing the Prior Agreement with the New Agreements, and on the differences between the Prior Agreements and the New Agreements.  These differences include the following:
■	the replacement, for each Fund, of a single Investment Management Agreement covering both portfolio management services and administrative and shareholder services with separate agreements, one relating to portfolio management services and the other relating to administrative and shareholder services
■	differential fee rates, under the new Administrative Services Agreement, for the Class X and Class I shares of each Fund (other than the Emerging Markets Stock Fund)
■	Dodge & Cox’s agreement, under the new Administrative Services Agreement, to assume responsibility for the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar—expenses that, under the Prior
Agreement, were the responsibility of the Funds rather than of Dodge & Cox.
With respect to the rationale for replacing the Prior Agreements with the New Agreements, the Trustees considered the importance of the Defined Contribution Plan market to the Funds, the substantial percentages of the assets of several of the Funds that are currently held by Defined Contribution Plans, the risk that Defined Contribution Plans that are current shareholders of the Funds might at some future time redeem their shares if the Funds did not make a “clean share” class available, and the likelihood that the Funds would be more attractive to Defined Contribution Plans that are not current shareholders if the Funds offer a “clean share” class.  The Trustees also considered Dodge & Cox’s view that various alternatives to creating a “clean share” class of each Fund were less likely to meet the needs of the Defined Contribution Plan market, and of current shareholders who are Defined Contribution Plans, than the creation of a “clean share” class.  The Trustees also considered the possible adverse effects on the Funds if substantial numbers of current Defined Contribution Plan shareholders were to leave the Funds, or if the Funds were to become uncompetitive in the Defined Contribution Plan market because of the lack of a “clean share” class.
With respect to the differential fee rates between the Class X and Class I shares under the Administration Agreement, the Trustees considered the differences in the services required by potential Class X shareholders and those required by the types of investors who will not be eligible to hold Class X shares and consequently will hold Class I shares.  The Trustees requested and reviewed extensive information regarding the fee levels paid by other mutual funds for the types of administrative and shareholder services (including transfer agency services) that the Funds will receive from Dodge & Cox or at its expense under the Administrative Agreement.  The Trustees also considered the quality of the administrative and shareholder services that Dodge & Cox provides to the Funds.  The Trustees also noted that the replacement of the Prior Agreements by the New Agreements was not expected to result in any increase in the expense ratio borne by any of the shareholders of any Fund, and that the Fund’s expense ratios are generally competitive in the current marketplace.
After considering all of the foregoing factors, the Board, including the Independent Trustees, concluded that the approval of the New Agreements was in the best interests of each of the Funds, and of each of the proposed share classes.
June 2022 Approvals
On June 1, 2022, the Board, including the Independent Trustees, voted to continue the Investment Advisory Agreement for each Fund for an additional year beginning July 1, 2022.  Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent counsel on May 11 and June 1, 2022, to discuss whether the Investment Advisory Agreement should be continued.  At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable.  In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling.  In reaching the decision to
PAGE 15 ■	Dodge & Cox Stock Fund

continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
■	The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
■	The Board concluded that the nature, extent and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
■	The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Fees and Expense Ratios
■	The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group
■	For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
■	The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides thereunder.
■	In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
■	Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as dividends on the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
■	The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
■	The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
■	The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, compliance, and enhanced research capabilities despite these fluctuations.
■	The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
■	The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view, any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
■	Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations.
Dodge & Cox Stock Fund ■	PAGE 16

 A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Fund’s fee rates are in general relatively lower from the first dollar.  As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide access to small investors at a reasonable cost.  In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has waived a significant portion of its fees from certain Funds in their early years of operations when those Funds are not yet operating at scale.  The Global Bond Fund has benefited from such a waiver since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021.
■	Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
■	The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Fall-Out Benefits
The Board concluded that “fall-out” benefits are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 17 ■	Dodge & Cox Stock Fund

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Semi-Annual Report	2022 June 30, 2022

Global Stock Fund | Class I (dodwx) | Class X (doxwx)
ESTABLISHED 2008
06/22 GSF SAR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Stock Fund — Class I had a total return of -7.69% for the six months ended June 30, 2022, compared to a return of -20.18% for the MSCI ACWI Index and -20.51% for the MSCI World Index.
Market Commentary
After strong performance in 2021, global equity markets pulled back significantly in the first half of 2022. Every major region was down, and every sector—except for Energy (up 15%)—posted a decline. As central banks in many parts of the world started to hike interest rates, the market’s focus shifted from high inflation to the risks of a potential recession. U.S. interest rates, for example, increased in the first half of the year from 1.5% to 3.0%,1  but the yield curve flattened, signaling expectations for lower economic growth in the future. The MSCI ACWI declined 20% on compressed valuations, and now trades at 14.0 times forward earnings2 compared to 18.3 times at the end of last year.
Value stocks3 outperformed growth stocks significantly, with the MSCI ACWI Growth Index4 declining 28%, versus a decline of 12% for the MSCI ACWI Value Index5 in the first six months of the year. Remarkably, the valuation premium for growth was previously so large that even with the MSCI ACWI Value gaining 16 percentage points of relative performance, the discount for value stocks still remains very wide. The MSCI ACWI Value trades at 10.8 times forward earnings, compared to 20.2 times for MSCI ACWI Growth. Value stocks tend to trade at a discount to growth stocks, however the current discount is currently wider at 0.5 times relative earnings, versus a historic average of 0.7 times.
Over this period, the Fund outperformed the MSCI ACWI by 12.5% percentage points.
Investment Strategy
Markets characterized by uncertainty or wide valuation disparities can play to Dodge & Cox’s strengths. These include a long-term investment horizon, a disciplined focus on valuation, and our deep knowledge of industries and company fundamentals, grounded in our research and an experienced and long-tenured investment team.
These unique characteristics enable us to invest in companies that may not look attractive in the short term, but whose longer-term prospects look bright. Examples include companies at discounted valuations due to past organizational missteps, others facing shorter-term industry headwinds, or those which could benefit from a potential catalyst such as a turnaround, new management or strategy, or breakup opportunity. In other cases, secular growth prospects may not be fully reflected in the current price. While it is difficult to know when value will be recognized, we are fortunate that Dodge & Cox’s independent ownership enables us to stay the course, even when our investments are out of favor, as was the case with value stocks during the 2018 to 2020 period.
The Fund’s outperformance during the first half of 2022 stemmed from our ability to stick with the Fund’s investments in Energy, Health Care, and China Internet. We maintain a rigorous investment process across market cycles, weighing what we are buying (company fundamentals) against what we are paying (current valuation). For each potential investment, our global industry analysts develop three- to five-year earnings and cash flow projections, along with an assessment of the risks and opportunities, to derive a range of potential investment returns over our investment horizon. Our team-based approach provides further checks and balances, tests our conviction, and broadens our knowledge base over time.
Market Volatility Has Created a Broader Set of Investment Opportunities
Recent market concerns have opened up several new opportunities for our portfolio. We started new positions in Entain, General Electric, and Stellantis this year, each with different stock specific catalysts in different industries: one is a growth opportunity, one is a turnaround and breakup situation, and one is a deep-value cyclical company.6 What they share in common is a significant drawdown in valuation. In addition, we added to the Fund’s holdings in Consumer Discretionary and Communication Services, including U.S. and China Internet companies, as well as Financials. We discuss two of the Fund’s new positions below.
General Electric
We have followed General Electric closely for over 30 years, holding meetings with GE’s management and investor relations teams and conducting calls with competitors, industry experts, former employees, sell-side analysts, and others. Our deep institutional knowledge enabled us to respond to the price decline in the first half of 2022 and start a position, amid concerns about inflation and supply shortages.
We believe GE will continue to benefit from a decade of corporate restructuring and balance sheet clean up. Led by CEO Larry Culp, management recently announced its intention to split into three separate companies by fiscal year 2024. We believe the split-up will provide the potential to create more value than is recognized in the current conglomerate structure. Our analysis shows GE trades at over a 50% discount to its sum-of-the-parts valuation. As management reduces corporate overhead and investors gain confidence in its ability to separate the company according to plan, we believe the discount to GE’s sum-of-the-parts valuation will narrow significantly. GE was a 0.8% position on June 30.
Entain
Entain is a UK-based global gaming operator with leading market share positions in the largest ex-U.S. online gaming markets. The company also has a 50/50 joint venture with MGM Resorts called BetMGM, an online sports betting and iGaming operator serving the U.S. market. We believe the company can grow free cash flow at a double-digit rate over our three- to five-year investment horizon as online penetration of gaming increases and the company expands further into new, high-growth territories. BetMGM currently has the second-highest market share in the fast-growing U.S. online gaming market, which is expected to reach over $20 to $50 billion in revenue over the next five to seven years. While regulation could impact

PAGE 1 ■	Dodge & Cox Global Stock Fund

Entain’s profitability or slow its growth trajectory, we believe states across the United States will continue to legalize online gambling. Entain (0.5% position) trades at 13.7 times forward earnings.
The Fund Is Broadly Diversified with Multiple Opportunities
The Fund is well balanced across various investment themes, stemming from our individual security selection. To highlight the opportunities we are finding, we group the portfolio into three categories:
Overweight Economically Sensitive and Deep Value Sectors
The Fund is overweight the Financials, Energy, and Materials sectors (38% versus 24% for the MSCI ACWI). These holdings trade at attractive valuations and should benefit from rising interest rates. We also expect the Fund’s energy holdings, as well as many of its materials holdings, to benefit from strong commodity price fundamentals.
During the first half of 2022, we added significantly to the Fund’s financial services holdings, including Charles Schwab, Prudential (UK), BNP Paribas, and BNY Mellon. Most of the Fund’s Financials should benefit from a rising rate environment. However, our return expectations do not rely on a higher rate environment given already very low starting point valuations. Our conviction rests instead on company-specific factors as key drivers of return. After evaluating how an economic downturn or other factors might affect their earnings power and ability to return capital, we continue to believe these holdings are attractive.
Energy was the best-performing sector of the MSCI ACWI in the first half of 2022. As the Fund’s energy holdings outperformed (up 62% compared to up 15% for the MSCI ACWI sector), we trimmed Occidental Petroleum, Suncor Energy, and Schlumberger on strength. Despite these trims, the Fund remains overweight this key sector of the market. Amid higher oil and natural gas prices and restrained capital spending, the Fund’s energy holdings now trade at very attractive free cash flow yields7, creating the conditions for potentially higher capital return.
Modestly Overweight Innovation-Led Sectors
The Fund also has significant exposure to innovation-led earnings growth opportunities through its investments in reasonably valued technology, internet, and health care companies (49% versus 45% for the MSCI ACWI). During the first half of the year, we added opportunistically to several Internet holdings, including our investments in three China Internet companies (Prosus, Alibaba, and JD.com). Valuations have pulled back significantly and do not appear to price in the potential that heightened regulatory headwinds might improve.
Underweight the Rest of the Market
The portfolio remains underweight the rest of the market (13% versus 31% for the MSCI ACWI), where valuation opportunities are less plentiful. However, the Fund does have selective smaller exposures within Consumer Staples, Consumer Discretionary (excluding internet retail companies), and Industrials.
In Closing
We are optimistic about the opportunities that we see as value-oriented, active managers. Our team continues to research new investment ideas and adjust the portfolio in response to changes in the market. The Fund is well diversified and positioned for a variety of macro outcomes.
Experience, patience, and persistence matter, especially in times of uncertainty. Our organizational strengths—long-time horizon, focus on research and valuation, organizational independence, and long-tenured team—help to create the necessary conditions for long-term investment performance. Investors who react to news headlines often change course at the wrong time. This is why it is critical to maintain a long-term investment horizon. We encourage our shareholders to take a similar view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 29, 2022
1	These are the 10-year U.S. Treasury rates.
2	Unless otherwise specified, all weightings and characteristics are as of June 30, 2022.
3	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
4	The MSCI ACWI Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed Market countries and 24 emerging market countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
5	The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed market countries and 24 emerging Market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
6	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
7	Free cash flow is the cash a company generates after paying all expenses and loans. The free cash flow yield compares a company’s free cash flow per share with its market price per share. A high free cash flow yield means a company is generating enough cash to satisfy its debt and other obligations.
Dodge & Cox Global Stock Fund ■	PAGE 2

Year to Date Performance Review (unaudited)
The Fund outperformed the MSCI ACWI by 12.49 percentage points year to date.
Key Contributors to Relative Results versus the MSCI ACWI
■	Strong stock selection in the Energy sector and an average overweight position contributed meaningfully to the Fund's outperformance. Occidental Petroleum, Suncor Energy, and Ovintiv were significant contributors.
■	The Fund’s underweight position in the Information Technology sector, and stock selection, helped results.
■	In the Health Care sector, the Fund’s relative returns and average overweight position also contributed. Sanofi, GSK, Cigna, and Novartis were key contributors.
■	Additional contributors included Standard Chartered, Itau Unibanco, and Raytheon Technologies.
Key Detractors from Relative Results versus the MSCI ACWI
■	The Fund’s average underweight position in the Consumer Staples sector and relative returns hurt performance. Magnit was a key detractor.
■	The Fund’s lack of holdings in Utilities, the second best-performing sector in the MSCI ACWI, also detracted.
■	Credit Suisse was also a detractor.
The Fund outperformed the MSCI World by 12.82 percentage points year to date.
Key Contributors to Relative Results versus the MSCI World
■	In Energy, strong stock selection and the Fund's overweight position contributed significantly to the Fund's performance. Occidental Petroleum, Suncor Energy, and Ovintiv performed strongly.
■	The Fund’s relative returns in the Information Technology sector and average underweight position helped results.
■	In Consumer Discretionary, stock selection and an average underweight position in the MSCI World’s worst-performing sector also contributed meaningfully.
■	Additional contributors included Sanofi, GSK, Standard Chartered, and Itau Unibanco.
Key Detractors from Relative Results versus the MSCI World
■	The Fund’s average underweight position in the Consumer Staples sector and relative returns hurt results. Magnit was a key detractor.
■	The Fund’s lack of holdings in Utilities, the second best-performing sector in the MSCI World, also detracted.
■	Additional detractors included Credit Suisse and Charter Communications.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a six-member committee with an average tenure of 24 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ■	Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On June 30, 2012
Average Annual Total Return
For Periods Ended June 30, 2022
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund
Class I	-7.86%	9.25%	6.97%	10.49%
Class X(a)	-7.79	9.28	6.99	10.50
MSCI ACWI Index	-15.75	6.21	7.00	8.76
MSCI World Index	-14.34	7.00	7.67	9.51
Expense Ratios\]
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Stock Fund
Class I	0.62%	0.62%
Class X	0.52% (b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Global Stock Fund — Class X at 0.52% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund other than to the extent the total amount of such fee waivers and payments during a year exceeds the amount needed to limit the total expenses of the Class X shares for that year to 0.52%.
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. Effective May 1, 2022, the Fund's benchmark changed from the MSCI World Index (Net) to the MSCI All Country World Index (Net) ("MSCI ACWI Index"). The Fund's investment manager believes the MSCI ACWI Index is a more appropriate index against which to measure performance in light of the Fund’s portfolio and investable universe. The MSCI ACWI (All Country World Index) Index is a broad-based, unmanaged equity market index aggregated from 50 developed and emerging market country indices. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI World is a service mark of MSCI Barra.
Dodge & Cox Global Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	June 30, 2022
Sector Diversification(a)	% of Net Assets
Financials	23.8
Health Care	18.6
Communication Services	14.1
Information Technology	8.5
Energy	8.4
Consumer Discretionary	8.3
Industrials	6.8
Materials	4.7
Consumer Staples	2.5
Real Estate	1.1
Net Cash & Other(b)	3.2
Region Diversification(a)	% of Net Assets
United States	44.8
Europe (excluding United Kingdom)	20.5
Emerging Markets	14.1
United Kingdom	9.0
Other Developed	4.9
Japan	3.5
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$ 923.10	$2.96	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,021.72	3.11	0.62
Class X**
Based on actual return	$1,000.00	$ 964.60	$0.85	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,007.49	0.87	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for Class I (to reflect the one-half year period) or multiplied by 61/365 for Class X (to reflect the period since inception of the share class).
**	Class X shares were established on 5/1/2022.
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■	Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks: 94.4%
	Shares	Value
Communication Services: 14.1%
Media & Entertainment: 13.0%
Alphabet, Inc., Class C(a) (United States)	127,699	$ 279,335,178
Baidu, Inc. ADR(a) (Cayman Islands/China)	1,250,100	185,927,373
Charter Communications, Inc., Class A(a) (United States)	456,297	213,788,833
Comcast Corp., Class A (United States)	6,279,400	246,403,656
DISH Network Corp., Class A(a) (United States)	1,642,900	29,457,197
Fox Corp., Class A (United States)	2,441,300	78,512,208
Grupo Televisa SAB ADR (Mexico)	9,815,600	80,291,608
Meta Platforms, Inc., Class A(a) (United States)	703,900	113,503,875
NetEase, Inc. ADR (Cayman Islands/China)	797,500	74,454,600
Television Broadcasts, Ltd.(a) (Hong Kong)	2,101,000	1,154,013
		1,302,828,541
Telecommunication Services: 1.1%
T-Mobile U.S., Inc.(a) (United States)	826,300	111,170,402
		1,413,998,943
Consumer Discretionary: 8.3%
Automobiles & Components: 0.9%
Honda Motor Co., Ltd. (Japan)	3,008,900	73,027,032
Stellantis NV (Netherlands)	1,085,823	13,417,978
		86,445,010
Consumer Services: 1.1%
Booking Holdings, Inc.(a) (United States)	31,300	54,743,387
Entain PLC(a) (Isle of Man/United Kingdom)	3,370,700	51,084,268
		105,827,655
Retailing: 6.3%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	2,031,200	230,906,816
JD.com, Inc. ADR(a) (Cayman Islands/China)	1,987,046	127,608,094
Naspers, Ltd., Class N (South Africa)	302,228	43,985,634
Prosus NV, Class N(a) (Netherlands)	3,453,646	226,130,635
Qurate Retail, Inc., Series A(a) (United States)	2,299,892	6,600,690
		635,231,869
		827,504,534
Consumer Staples: 2.5%
Food & Staples Retailing: 0.0%
Magnit PJSC(b) (Russia)	610,500	111
Food, Beverage & Tobacco: 2.5%
Anheuser-Busch InBev SA/NV (Belgium)	2,843,600	153,050,264
Molson Coors Beverage Company, Class B (United States)	1,781,400	97,104,114
		250,154,378
		250,154,489
Energy: 8.4%
Occidental Petroleum Corp. (United States)	5,619,763	330,891,645

	Shares	Value
Occidental Petroleum Corp., Warrant(a) (United States)	939,445	$ 34,731,282
Ovintiv, Inc. (United States)	5,177,838	228,808,661
Suncor Energy, Inc. (Canada)	7,149,500	250,732,965
		845,164,553
Financials: 22.3%
Banks: 11.7%
Axis Bank, Ltd.(a) (India)	16,844,200	135,419,071
Banco Santander SA (Spain)	67,220,494	189,352,711
Barclays PLC (United Kingdom)	61,737,500	115,074,389
BNP Paribas SA (France)	3,342,000	158,879,521
Credicorp, Ltd. (Bermuda/Peru)	706,700	84,740,397
ICICI Bank, Ltd. (India)	15,392,536	137,645,496
Standard Chartered PLC (United Kingdom)	25,150,577	189,389,365
Wells Fargo & Co. (United States)	4,262,073	166,945,399
		1,177,446,349
Diversified Financials: 7.7%
Bank of New York Mellon Corp. (United States)	2,051,400	85,563,894
Capital One Financial Corp. (United States)	1,051,897	109,597,148
Charles Schwab Corp. (United States)	2,963,000	187,202,340
Credit Suisse Group AG (Switzerland)	16,075,703	91,269,376
Jackson Financial, Inc., Class A (United States)	2,373,882	63,501,344
UBS Group AG (Switzerland)	9,995,000	161,130,310
XP, Inc., Class A(a) (Cayman Islands/Brazil)	4,038,607	72,533,382
		770,797,794
Insurance: 2.9%
Aegon NV (Netherlands)	9,598,345	41,521,841
Aviva PLC (United Kingdom)	19,167,443	93,633,457
MetLife, Inc. (United States)	1,144,500	71,863,155
Prudential PLC (United Kingdom)	6,400,500	79,159,917
		286,178,370
		2,234,422,513
Health Care: 18.6%
Health Care Equipment & Services: 4.1%
Cigna Corp. (United States)	599,938	158,095,662
CVS Health Corp. (United States)	468,700	43,429,742
Fresenius Medical Care AG & Co. KGaA (Germany)	2,223,000	110,958,507
UnitedHealth Group, Inc. (United States)	194,000	99,644,220
		412,128,131
Pharmaceuticals, Biotechnology & Life Sciences: 14.5%
Alnylam Pharmaceuticals, Inc.(a) (United States)	434,641	63,392,390
Bayer AG (Germany)	1,648,120	97,963,798
BioMarin Pharmaceutical, Inc.(a) (United States)	894,800	74,152,076
Euroapi SA(a) (France)	148,450	2,341,923
GSK PLC (United Kingdom)	14,521,900	312,114,166
Incyte Corp.(a) (United States)	1,397,500	106,168,075
Novartis AG (Switzerland)	2,446,200	207,170,450
Regeneron Pharmaceuticals, Inc.(a) (United States)	171,552	101,409,534

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Stock Fund ■	PAGE 6

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks (continued)
	Shares	Value
Roche Holding AG (Switzerland)	499,200	$ 166,574,305
Sanofi (France)	3,188,257	321,884,842
		1,453,171,559
		1,865,299,690
Industrials: 6.8%
Capital Goods: 4.7%
General Electric Co. (United States)	1,264,900	80,536,183
Johnson Controls International PLC (Ireland/United States)	1,580,803	75,688,848
Mitsubishi Electric Corp. (Japan)	12,861,900	137,548,768
Raytheon Technologies Corp. (United States)	1,817,500	174,679,925
		468,453,724
Transportation: 2.1%
FedEx Corp. (United States)	924,400	209,570,724
		678,024,448
Information Technology: 7.6%
Semiconductors & Semiconductor Equipment: 1.1%
Microchip Technology, Inc. (United States)	1,826,000	106,054,080
Software & Services: 5.3%
Cognizant Technology Solutions Corp., Class A (United States)	971,800	65,586,782
Fiserv, Inc.(a) (United States)	1,591,900	141,631,343
Micro Focus International PLC (United Kingdom)	2,738,099	9,325,982
Microsoft Corp. (United States)	366,500	94,128,195
VMware, Inc., Class A(a) (United States)	1,939,829	221,101,710
		531,774,012
Technology, Hardware & Equipment: 1.2%
Cisco Systems, Inc. (United States)	1,415,200	60,344,128
Dell Technologies, Inc., Class C (United States)	427,443	19,752,141
TE Connectivity, Ltd. (Switzerland)	377,615	42,727,137
		122,823,406
		760,651,498
Materials: 4.7%
Celanese Corp. (United States)	670,200	78,822,222
Glencore PLC (Jersey/United Kingdom)	10,316,400	55,896,355
Holcim, Ltd. (Switzerland)	1,545,262	66,122,613
Mitsubishi Chemical Holdings Corp. (Japan)	19,302,700	104,850,309
Nutrien, Ltd. (Canada)	966,500	77,020,385
Teck Resources, Ltd., Class B (Canada)	2,939,500	89,860,515
		472,572,399
Real Estate: 1.1%
CK Asset Holdings, Ltd. (Cayman Islands/Hong Kong)	7,915,500	55,985,912
Daito Trust Construction Co., Ltd. (Japan)	430,300	37,137,478
Hang Lung Group, Ltd. (Hong Kong)	7,235,500	13,647,015
		106,770,405
Total Common Stocks (Cost $8,340,814,091)		$9,454,563,472
Preferred Stocks: 2.4%
	Par Value/ Shares	Value
Financials: 1.5%
Banks: 1.5%
Itau Unibanco Holding SA, Pfd (Brazil)	34,752,193	$150,537,832
Information Technology: 0.9%
Technology, Hardware & Equipment: 0.9%
Samsung Electronics Co., Ltd., Pfd (South Korea)	2,295,330	91,926,340
Total Preferred Stocks (Cost $171,477,457)		$242,464,172
Short-Term Investments: 3.2%
	Par Value/ Shares	Value
Repurchase Agreements: 2.8%
Bank of America(c) 1.45%, dated 6/30/22, due 7/1/22, maturity value $9,000,363	$ 9,000,000	$ 9,000,000
Bank of Montreal(c) 1.45%, dated 6/30/22, due 7/1/22, maturity value $63,002,538	63,000,000	63,000,000
Fixed Income Clearing Corporation(c) 0.60%, dated 6/30/22, due 7/1/22, maturity value $18,712,312	18,712,000	18,712,000
Nomura Holdings Inc.(c) 1.47%, dated 6/30/22, due 7/1/22, maturity value $63,002,573	63,000,000	63,000,000
Royal Bank of Canada(c) 1.47%, dated 6/30/22, due 7/1/22, maturity value $62,502,552	62,500,000	62,500,000
Standard Chartered(c) 1.47%, dated 6/30/22, due 7/1/22, maturity value $62,502,552	62,500,000	62,500,000
		278,712,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	40,645,558	40,645,558
Total Short-Term Investments (Cost $319,357,558)		$ 319,357,558
Total Investments In Securities (Cost $8,831,649,106)	100.0%	$10,016,385,202
Other Assets Less Liabilities	(0.0)%	(1,696,310)
Net Assets	100.0%	$10,014,688,892

PAGE 7 ■	Dodge & Cox Global Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
(a)	Non-income producing
(b)	Valued using significant unobservable inputs.
(c)	Repurchase agreements are collateralized by:
Bank of America: U.S. Treasury Note 1.625%, 5/15/31. Total collateral value is $9,180,442.
Bank of Montreal: U.S. Treasury Bills 7/28/22-1/26/23, U.S. Treasury Notes 0.125%-3.00%, 7/31/23-2/15/52, and U.S. Treasury Inflation Indexed Notes 0.125%-1.00%, 1/15/24-2/15/51. Total collateral value is $64,262,592.

Fixed Income Clearing Corporation: U.S. Treasury Note 1.75%, 5/15/23. Total collateral value is $19,086,258.

Nomura Holdings: U.S. Treasury Notes 2.25%-4.625%, 2/15/40-11/15/46, and U.S. Treasury Inflation Indexed Notes 0.125%-2.125%, 1/15/32-2/15/49. Total collateral value is $64,262,654.
Royal Bank of Canada: U.S. Treasury Bill 12/22/22, U.S. Treasury Note 3.75%, 11/15/43, and U.S. Treasury Inflation Indexed Note 0.25%, 7/15/29. Total collateral value is $63,752,640.
Standard Chartered: U.S. Treasury Notes, 0.50%-2.75%, 8/15/23-8/15/50. Total collateral value is $63,752,622.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	4,610	9/16/22	$166,236,413	$ (921,589)
Yen Denominated Nikkei 225 Index— Long Position	1,147	9/8/22	111,546,765	(495,182)
				$(1,416,771)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
HSBC	7/20/22	USD	40,347,598	CNH	267,661,930	$ 360,158
JPMorgan	7/20/22	USD	40,385,342	CNH	267,661,930	397,901
Goldman Sachs	7/27/22	USD	16,793,687	CNH	124,500,000	(1,804,086)
HSBC	7/27/22	CNH	62,500,000	USD	8,664,911	671,321
HSBC	7/27/22	CNH	62,500,000	USD	8,669,718	666,513
UBS	7/27/22	USD	16,793,687	CNH	124,500,000	(1,804,086)
JPMorgan	8/24/22	USD	13,573,637	CNH	90,000,000	132,463
JPMorgan	8/24/22	USD	13,590,034	CNH	90,000,000	148,860
UBS	8/24/22	USD	8,538,529	CNH	56,554,520	92,316
Bank of America	9/28/22	USD	45,351,816	CNH	301,000,000	404,503
UBS	9/28/22	USD	21,990,105	CNH	144,000,000	487,071
HSBC	10/19/22	USD	23,218,282	CNH	152,500,000	444,750
JPMorgan	10/19/22	USD	23,223,940	CNH	152,500,000	450,407
HSBC	10/26/22	USD	10,530,691	CNH	76,000,000	(819,695)
HSBC	10/26/22	USD	10,535,071	CNH	76,000,000	(815,316)
HSBC	11/9/22	USD	7,169,966	CNH	47,116,000	132,141
UBS	11/9/22	USD	7,179,143	CNH	47,116,000	141,318
HSBC	1/11/23	USD	23,098,202	CNH	167,000,000	(1,865,544)
HSBC	1/11/23	USD	16,344,152	CNH	106,000,000	498,900
HSBC	1/11/23	USD	12,081,597	CNH	78,000,000	421,883
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Stock Fund ■	PAGE 8

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JPMorgan	1/11/23	USD	16,349,194	CNH	106,000,000	$ 503,942
Standard Chartered	1/11/23	USD	12,082,159	CNH	78,000,000	422,445
JPMorgan	2/8/23	USD	27,308,596	CNH	176,596,500	902,984
UBS	2/8/23	USD	27,302,897	CNH	176,596,500	897,284
Citibank	3/22/23	USD	15,513,773	CNH	100,250,000	517,619
JPMorgan	3/22/23	USD	39,603,960	CNH	256,000,000	1,309,541
JPMorgan	3/22/23	USD	15,511,373	CNH	100,250,000	515,218
JPMorgan	3/22/23	USD	15,510,456	CNH	100,500,000	476,905
Standard Chartered	3/22/23	USD	15,511,174	CNH	100,500,000	477,623
Bank of America	6/7/23	USD	9,375,140	CNH	62,700,000	(10,720)
Citibank	6/7/23	USD	9,514,200	CNH	63,650,000	(13,870)
HSBC	6/7/23	USD	9,517,757	CNH	63,650,000	(10,314)
Bank of America	6/14/23	USD	7,461,579	CNH	49,900,000	(8,668)
Citibank	6/14/23	USD	16,886,617	CNH	112,836,375	(5,477)
Goldman Sachs	6/14/23	USD	16,625,870	CNH	111,152,250	(14,104)
HSBC	6/14/23	USD	16,884,090	CNH	112,836,375	(8,004)
HSBC	6/14/23	USD	16,792,552	CNH	112,275,000	(15,502)
UBS	6/14/23	USD	30,997,724	CNH	207,040,000	2,939
Unrealized gain on currency forward contracts						11,477,005
Unrealized loss on currency forward contracts						(7,195,386)
Net unrealized gain on currency forward contracts						$ 4,281,619
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ■	Dodge & Cox Global Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2022
Assets:
Investments in securities, at value (cost $8,831,649,106)	$10,016,385,202
Unrealized appreciation on currency forward contracts	11,477,005
Cash pledged as collateral for currency forward contracts	1,810,000
Cash	242,521
Receivable for variation margin for futures contracts	21,236,063
Receivable for investments sold	2,679,265
Receivable for Fund shares sold	3,318,723
Dividends and interest receivable	16,868,991
Expense reimbursement receivable	2
Prepaid expenses and other assets	32,738
10,074,050,510
Liabilities:
Unrealized depreciation on currency forward contracts	7,195,386
Cash received as collateral for currency forward contracts	7,400,000
Payable for investments purchased	6,903,987
Payable for Fund shares redeemed	19,430,787
Deferred foreign capital gains tax	13,379,912
Management fees payable	5,030,120
Accrued expenses	21,426
59,361,618
Net Assets	$10,014,688,892
Net Assets Consist of:
Paid in capital	$ 8,297,752,182
Distributable earnings	1,716,936,710
$10,014,688,892
Class I
Total net assets	$ 9,999,066,610
Shares outstanding (par value $0.01 each, unlimited shares authorized)	750,001,283
Net asset value per share	$ 13.33
Class X
Total net assets	$ 15,622,282
Shares outstanding (par value $0.01 each, unlimited shares authorized)	1,171,334
Net asset value per share	$ 13.34
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2022
Investment Income:
Dividends (net of foreign taxes of $7,119,676)	$ 165,304,446
Interest	246,538
165,550,984
Expenses:
Investment advisory fees	29,729,688
Administrative services fees
Class I	1,701,259
Class X	4
Custody and fund accounting fees	266,935
Transfer agent fees	141,903
Professional services	161,609
Shareholder reports	35,721
Registration fees	47,546
Trustees fees	198,572
Miscellaneous	90,423
Total expenses	32,373,660
Expenses reimbursed by investment manager	(3)
Net expenses	32,373,657
Net Investment Income	133,177,327
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $2,021,695)	345,168,122
Futures contracts	(18,605,773)
Currency forward contracts	(3,825,557)
Foreign currency transactions	(35,129)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(4,911,042))	(1,307,774,193)
Futures contracts	(3,718,646)
Currency forward contracts	27,193,014
Foreign currency translation	(728,252)
Net realized and unrealized loss	(962,326,414)
Net Change in Net Assets From Operations	$ (829,149,087)
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Stock Fund ■	PAGE 10

Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Operations:
Net investment income	$ 133,177,327	$ 148,305,916
Net realized gain (loss)	322,701,663	1,635,170,433
Net change in unrealized appreciation/depreciation	(1,285,028,077)	311,656,976
	(829,149,087)	2,095,133,325
Distributions to Shareholders:
Class I	—	(1,025,735,037)
Class X	—	—
Total distributions	—	(1,025,735,037)
Fund Share Transactions:
Class I
Proceeds from sales of shares	1,389,057,062	1,386,396,120
Reinvestment of distributions	—	995,397,758
Cost of shares redeemed	(1,047,560,876)	(3,348,677,349)
Class X
Proceeds from sales of shares	15,819,358	—
Cost of shares redeemed	(14)	—
Net change from Fund share transactions	357,315,530	(966,883,471)
Total change in net assets	(471,833,557)	102,514,817
Net Assets:
Beginning of period	10,486,522,449	10,384,007,632
End of period	$10,014,688,892	$10,486,522,449
Share Information:
Class I
Shares sold	98,882,848	90,402,451
Distributions reinvested	—	71,869,874
Shares redeemed	(75,124,585)	(216,733,367)
Net change in shares outstanding	23,758,263	(54,461,042)
Class X
Shares sold	1,171,335	—
Shares redeemed	(1)	—
Net change in shares outstanding	1,171,334	—
PAGE 11 ■	Dodge & Cox Global Stock Fund	See accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the
Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses

Dodge & Cox Global Stock Fund ■	PAGE 12

Notes to Consolidated Financial Statements (unaudited)
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting    Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes    The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation     The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counter party and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation     The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2022, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Common Stocks
Communication Services	$1,413,998,943	$—	$—
Consumer Discretionary	827,504,534	—	—

PAGE 13 ■	Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Consumer Staples	$ 250,154,378	$ —	$111
Energy	845,164,553	—	—
Financials	2,234,422,513	—	—
Health Care	1,865,299,690	—	—
Industrials	678,024,448	—	—
Information Technology	760,651,498	—	—
Materials	472,572,399	—	—
Real Estate	106,770,405	—	—
Preferred Stocks
Financials	150,537,832	—	—
Information Technology	91,926,340	—	—
Short-Term Investments
Repurchase Agreements	—	278,712,000	—
Money Market Fund	40,645,558	—	—
Total Securities	$9,737,673,091	$278,712,000	$111
Other Investments
Currency Forward Contracts
Appreciation	$ —	$ 11,477,005	$ —
Depreciation	—	(7,195,386)	—
Futures Contracts
Depreciation	(1,416,771)	—	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information    The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$11,477,005	$11,477,005
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$ 7,195,386	$ 7,195,386
Futures contracts(a)	1,416,771	—	1,416,771
	$1,416,771	$ 7,195,386	$ 8,612,157
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(18,605,773)	$ —	$(18,605,773)
Currency forward contracts	—	(3,825,557)	(3,825,557)
	$(18,605,773)	$ (3,825,557)	$(22,431,330)
Net change in unrealized appreciation/depreciation
Futures contracts	$ (3,718,646)	$ —	$ (3,718,646)
Currency forward contracts	—	27,193,014	27,193,014
	$ (3,718,646)	$27,193,014	$ 23,474,368

Dodge & Cox Global Stock Fund ■	PAGE 14

Notes to Consolidated Financial Statements (unaudited)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-3%
Currency forward contracts	USD total value	6-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$ 404,503	$ (19,388)	$ (385,115)	$ —
Citibank	517,619	(19,347)	(498,272)	—
Goldman Sachs	—	(1,818,190)	1,660,000	(158,190)
HSBC	3,195,666	(3,534,375)	140,000	(198,709)
JPMorgan	4,838,221	—	(4,838,221)	—
Standard Chartered	900,068	—	(900,068)	—
UBS	1,620,928	(1,804,086)	10,000	(173,158)
	$11,477,005	$(7,195,386)	$(4,811,676)	$(530,057)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Consolidated Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee    From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee    Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement    Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the six months ended June 30, 2022, Dodge & Cox reimbursed expenses of $3.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, redemptions in-kind, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$ —	$ 243,562,447
Long-term capital gain	$ —	$ 782,172,590
Class X
Ordinary income	$ —	$ —
Long-term capital gain	$ —	$ —

PAGE 15 ■	Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed long-term capital gain	$ 165,991,675
Deferred loss[1]	(3,666,504)
Net unrealized appreciation	2,383,760,626
Total distributable earnings	$2,546,085,797
[1]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At June 30, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,892,981,733
Unrealized appreciation	2,063,020,113
Unrealized depreciation	(936,751,796)
Net unrealized appreciation	1,126,268,317
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an inter fund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2022, the Fund’s commitment fee amounted to $28,680 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2022, purchases and sales of securities, other than short-term securities, aggregated $1,502,870,693 and $1,170,327,538, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.

Dodge & Cox Global Stock Fund ■	PAGE 16

Consolidated Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2022	2021	2020	2019	2018	2017
Class I
Net asset value, beginning of period	$14.44	$13.30	$12.71	$11.03	$13.86	$11.91
Income from investment operations:
Net investment income	0.24	0.23	0.17 (a)	0.27	0.21	0.13
Net realized and unrealized gain (loss)	(1.35)	2.46	0.59	2.35	(1.96)	2.42
Total from investment operations	(1.11)	2.69	0.76	2.62	(1.75)	2.55
Distributions to shareholders from:
Net investment income	—	(0.27)	(0.17)	(0.34)	(0.25)	(0.13)
Net realized gain	—	(1.28)	—	(0.60)	(0.83)	(0.47)
Total distributions	—	(1.55)	(0.17)	(0.94)	(1.08)	(0.60)
Net asset value, end of period	$13.33	$14.44	$13.30	$12.71	$11.03	$13.86
Total return	(7.69)%	20.75%	6.02%	23.85%	(12.65)%	21.51%
Ratios/supplemental data:
Net assets, end of period (millions)	$9,999	$10,487	$10,384	$10,296	$8,614	$9,911
Ratio of expenses to average net assets	0.62% (b)	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	2.54% (b)	1.34%	1.57% (a)	2.13%	1.52%	1.02%
Portfolio turnover rate	11%	24%	34%	22%	31%	18%
Class X(c)
Net asset value, beginning of period	$13.83
Income from investment operations:
Net investment income	—
Net realized and unrealized gain (loss)	(0.49)
Total from investment operations	(0.49)
Distributions to shareholders from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of period	$13.34
Total return	(3.54)%
Ratios/supplemental data:
Net assets, end of period (millions)	$16
Ratio of expenses to average net assets	0.52% (b)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57% (b)
Ratio of net investment income to average net assets	3.15% (b)
Portfolio turnover rate	11%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.
(b)	Annualized
(c)	From 5/2/2022 (commencement of operations) to 6/30/2022
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ■	Dodge & Cox Global Stock Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On February 9, 2022, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) approved a proposal by Dodge & Cox to replace the Investment Management Agreements (collectively, the “Prior Agreements”) then in effect between Dodge & Cox and each series of the Trust (each a “Fund”) with two new agreements:
■	An Investment Advisory Agreement, under which Dodge & Cox would provide portfolio management services to each Fund, and
■	An Administrative and Shareholder Services Agreement (the “Administrative Agreement”), under which Dodge & Cox would provide a wide range of administrative and shareholder services to each Fund and the Funds’ shareholders.
In the following discussion, the Investment Advisory Agreement and the Administrative Agreement are collectively referred to as the “New Agreements.”
The proposal to replace the Prior Agreements with the New Agreements was accompanied by a proposal to create a new class of shares of each Fund (other than the Emerging Markets Stock Fund).  The new share class, known as Class X, is designed for investment by certain defined contribution employee retirement benefit plans (“Defined Contribution Plans”) and is a so-called “clean share” class.  “Clean shares” (also known as “unbundled shares”) refers to a class of mutual fund shares that is subject to no sales loads and no Rule 12b-1 distribution fees, and as to which neither the fund nor its sponsor organization makes any payments to financial intermediaries or retirement plan sponsors or servicers with respect to their customers’ or plan participants’ investments in the fund.  In conjunction with the creation of Class X shares, the existing shares of each of the Funds were redesignated as “Class I” shares.  Under the Administrative Agreement, the Class X shares bear a lower fee rate (0.05% annually of average net assets) than the Class I shares (0.10% annually of average net assets).
In conjunction with the proposal to create the Class X shares and replace the Prior Agreements with the New Agreements, Dodge & Cox represented to the Board that Defined Contribution Plans represent a substantial portion of the aggregate assets of the Trust, and that many such Plans have indicated a desire to invest in a “clean share” class.  Class I shares of the Funds (other than the Emerging Markets Stock Fund) do not qualify as “clean shares” because Dodge & Cox, in its discretion and from its own assets, may make payments (“recordkeeping payments”) to certain employee benefit plan financial intermediaries for shareholder recordkeeping or other administrative services provided to Defined Contribution Plans that hold Class I shares of such Funds.  Dodge & Cox makes these payments at annual rates of up to 0.10% of the value of the Class I shares of the Stock, Global Stock, International Stock, and Balanced Funds and 0.08% of the value of the Class I shares of the Income and Global Bond Funds serviced by such intermediaries.  In conjunction with the proposal to create the Class X shares and replace the Prior Agreement with the New Agreements, Dodge & Cox agreed with the Trust that it would reimburse Fund expenses and/or waive a portion of its fees to the extent that the total expenses of the Class X shares of any Fund (excluding extraordinary expenses) would otherwise exceed a stated annual percentage of the net assets of such Class, through April 30, 2023 (the “Expense Reimbursement Agreement”).  The general effect of the Expense Reimbursement Agreement is to limit the total expense ratio of each Fund’s Class X shares to a percentage rate that is no higher than a Class X shareholder would have experienced if it had instead invested in Class I shares and received the benefit of a recordkeeping payment from Dodge & Cox at the maximum rate that Dodge & Cox may pay with respect to the Class I shares of that Fund.  Defined Contribution Plans that currently hold Class I shares are eligible to exchange those shares for Class X shares of the same Fund.
The Board’s approval of the New Agreements and of the creation of the Class X shares followed an extensive review of the proposals by the Board, beginning in the spring of 2021 when Dodge & Cox first introduced the proposals for consideration by the Board, and  continuing through the date of Board approval in February 2022.  During the course of this process, the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested extensive additional information from Dodge & Cox regarding the rationale for the proposals, the anticipated effects of the proposals on each Fund and on the shareholders of each share class, industry comparative data, and a number of possible alternatives to the proposals.  Throughout the process, the Board was advised by outside counsel to the Trust, and the Independent Trustees were advised by separate, independent counsel.  The New Agreements, the creation of  Class X shares, and the redesignation of each Fund’s existing shares as Class I shares all took effect at the beginning of May 2022.
In considering the New Agreements, the Board took into account that replacement of the Prior Agreements by the New Agreements was not intended to increase the aggregate fee rate payable by any Fund to Dodge & Cox, and was not expected to result in any increase in the expense ratio borne by the shareholders of any Fund.  In particular, for each Fund:
■	the aggregate fee rate, as a percentage of net assets, that the Class I shares of such Fund would pay under the New Agreements is no higher than the fee rate such Fund paid under the Prior Agreements,
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, before giving effect to the Expense Reimbursement Agreement, is lower than the rate such Fund paid under the Prior Agreements, and
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, after giving effect to the Expense Reimbursement Agreement, is no higher than the rate that a shareholder of such Fund would have experienced under the Prior Agreements, net of the benefit of the highest level of recordkeeping payments that Dodge & Cox has historically paid with respect to shares of that Fund.
The services that Dodge & Cox is obligated to provide to each Fund under the New Agreements include all of the services that Dodge & Cox has historically provided under the Prior Agreements.  In
Dodge & Cox Global Stock Fund ■	PAGE 18

addition, the Administrative Agreement for each Fund obligates Dodge & Cox to bear the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar.  These fees and expenses were borne by the Funds under the Prior Agreements but will be borne by Dodge & Cox under the new Administrative Agreement.
In considering the proposed approval of the New Agreements in February 2022, the Board noted that in December 2021 it had voted unanimously to approve the extension of the Prior Agreements for a period of up to one year beginning January 1, 2022.  In conjunction with that approval of the Prior Agreements, the Board had considered factors including the scope and quality of the services provided to each Fund by Dodge & Cox; the investment performance of each Fund; comparisons of each Fund’s investment performance to that of other accounts managed by Dodge & Cox and/or other mutual funds; the fee rate payable by each Fund to Dodge & Cox under the relevant Prior Agreement, each Fund’s total expense ratio, and comparisons to the fee rates payable by and expense ratios of other mutual funds; comparisons of the fee rates payable by each Fund to fee rates payable by other accounts managed by Dodge & Cox, and differences in the scope of services Dodge & Cox provides, and the risks it incurs, in managing the Funds as compared to managing other accounts; possible economies and benefits of scale in the operation of the Funds and the extent to which such economies and benefits are shared between Dodge & Cox and the Funds; Dodge & Cox’s profitability; possible conflicts of interest between the Funds, on the one hand, and Dodge & Cox or its other clients, on the other; and any “fall-out benefits” to Dodge & Cox from its relationship with the Funds. A more detailed account of the factors considered and conclusions reached in connection with the Board’s December 2021 approval of the Prior Agreements is contained in the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
Because the Board had considered all of the factors listed in the preceding paragraph in connection with the December 2021 approvals of the Prior Agreements, and believed that the information it had received regarding those factors had not materially changed between December 2021 and February 2022, it did not reconsider those factors in detail as part of its February 2022 approval of the New Agreements, but instead focused its attention primarily on the rationale advanced by Dodge & Cox for replacing the Prior Agreement with the New Agreements, and on the differences between the Prior Agreements and the New Agreements.  These differences include the following:
■	the replacement, for each Fund, of a single Investment Management Agreement covering both portfolio management services and administrative and shareholder services with separate agreements, one relating to portfolio management services and the other relating to administrative and shareholder services
■	differential fee rates, under the new Administrative Services Agreement, for the Class X and Class I shares of each Fund (other than the Emerging Markets Stock Fund)
■	Dodge & Cox’s agreement, under the new Administrative Services Agreement, to assume responsibility for the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar—expenses that, under the Prior
Agreement, were the responsibility of the Funds rather than of Dodge & Cox.
With respect to the rationale for replacing the Prior Agreements with the New Agreements, the Trustees considered the importance of the Defined Contribution Plan market to the Funds, the substantial percentages of the assets of several of the Funds that are currently held by Defined Contribution Plans, the risk that Defined Contribution Plans that are current shareholders of the Funds might at some future time redeem their shares if the Funds did not make a “clean share” class available, and the likelihood that the Funds would be more attractive to Defined Contribution Plans that are not current shareholders if the Funds offer a “clean share” class.  The Trustees also considered Dodge & Cox’s view that various alternatives to creating a “clean share” class of each Fund were less likely to meet the needs of the Defined Contribution Plan market, and of current shareholders who are Defined Contribution Plans, than the creation of a “clean share” class.  The Trustees also considered the possible adverse effects on the Funds if substantial numbers of current Defined Contribution Plan shareholders were to leave the Funds, or if the Funds were to become uncompetitive in the Defined Contribution Plan market because of the lack of a “clean share” class.
With respect to the differential fee rates between the Class X and Class I shares under the Administration Agreement, the Trustees considered the differences in the services required by potential Class X shareholders and those required by the types of investors who will not be eligible to hold Class X shares and consequently will hold Class I shares.  The Trustees requested and reviewed extensive information regarding the fee levels paid by other mutual funds for the types of administrative and shareholder services (including transfer agency services) that the Funds will receive from Dodge & Cox or at its expense under the Administrative Agreement.  The Trustees also considered the quality of the administrative and shareholder services that Dodge & Cox provides to the Funds.  The Trustees also noted that the replacement of the Prior Agreements by the New Agreements was not expected to result in any increase in the expense ratio borne by any of the shareholders of any Fund, and that the Fund’s expense ratios are generally competitive in the current marketplace.
After considering all of the foregoing factors, the Board, including the Independent Trustees, concluded that the approval of the New Agreements was in the best interests of each of the Funds, and of each of the proposed share classes.
June 2022 Approvals
On June 1, 2022, the Board, including the Independent Trustees, voted to continue the Investment Advisory Agreement for each Fund for an additional year beginning July 1, 2022.  Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent counsel on May 11 and June 1, 2022, to discuss whether the Investment Advisory Agreement should be continued.  At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable.  In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling.  In reaching the decision to
PAGE 19 ■	Dodge & Cox Global Stock Fund

continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
■	The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
■	The Board concluded that the nature, extent and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
■	The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Fees and Expense Ratios
■	The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group
■	For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
■	The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides thereunder.
■	In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
■	Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as dividends on the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
■	The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
■	The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
■	The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, compliance, and enhanced research capabilities despite these fluctuations.
■	The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
■	The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view, any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
■	Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations.
Dodge & Cox Global Stock Fund ■	PAGE 20

 A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Fund’s fee rates are in general relatively lower from the first dollar.  As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide access to small investors at a reasonable cost.  In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has waived a significant portion of its fees from certain Funds in their early years of operations when those Funds are not yet operating at scale.  The Global Bond Fund has benefited from such a waiver since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021.
■	Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
■	The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Fall-Out Benefits
The Board concluded that “fall-out” benefits are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 21 ■	Dodge & Cox Global Stock Fund

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Semi-Annual Report	2022 June 30, 2022

International Stock Fund | Class I (dodfx) | Class X (doxfx)
ESTABLISHED 2001
06/22 ISF SAR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox International Stock Fund — Class I had a total return of -10.02% for the six months ended June 30, 2022, compared to a return of -19.57% for the MSCI EAFE (Europe, Australasia, Far East) Index.
Market Commentary
After posting strong returns in 2021, global equity markets declined sharply in the first half of 2022. The economic growth picture has darkened as various central banks navigate the challenge of raising rates enough to stem rising inflation without tipping their economies into recession. Understandably, there is a high degree of uncertainty about earnings prospects in the current environment. As a result, valuations have compressed across the globe. The MSCI EAFE trades at 11.9 times forward earnings,1 compared to 15.3 times at year end.
Within this backdrop, international value stocks2 have outperformed growth stocks by 11.8 percentage points3 over the past year. Though the gap between value and growth stocks has narrowed, it remains wide relative to history4 at 2.7 standard deviations: the MSCI EAFE Value Index5 trades at 8.7 times forward earnings compared to 18.9 times for the MSCI EAFE Growth Index.6 International equities are also cheaper than U.S. equities. Moreover, the valuation spread between stocks benefiting or suffering from low interest rates continues to be extraordinarily wide.
Investment Strategy
We believe our organizational strengths provide us with distinct advantages that help us navigate periods of uncertainty. First, our proprietary insights and deep institutional knowledge of individual companies and industries allow us to better evaluate trade-offs between company fundamentals and valuations. Second, our long-term investment horizon enables us to invest in companies that may not look attractive in the short term, but where we think the longer-term prospects are bright. Examples include companies that remain at discounted valuations due to past organizational missteps, those facing shorter-term industry headwinds, or others where we believe secular growth prospects may not be reflected in the current price. Third, given it is difficult to know when value will be recognized, we are fortunate that Dodge & Cox’s independent ownership enables us to stay the course, even when our investments are out of favor, as was the case with value stocks during the 2018 to 2020 period.
The Fund’s outperformance during the first half of 2022 stems from our ability to stick with the Fund’s investments in Energy, Health Care, and China Internet, where value was not recognized as we were building our positions. We maintain our rigorous investment process across market cycles, consistently weighing what we are buying (company fundamentals) against what we are paying (current valuations). For each potential investment, our global industry analysts develop three- to five-year earnings and cash flow projections, along with an assessment of the risks and opportunities, to derive a range of potential investment returns over our investment horizon. Furthermore, our team-based approach provides checks and balances, tests our conviction, and broadens our knowledge base over time. Our equity and fixed income teams collaborate, enabling us to better assess risks and rewards as we evaluate investment opportunities around the world and across the capital structure.
Market Volatility Has Created a Broader Set of Investment Opportunities
While our process remains unchanged, our opportunity set often widens in periods of volatility and uncertainty. With the pick-up in recent market volatility, we continue to find attractive idiosyncratic investment opportunities.
In Japan, we have identified companies undergoing significant changes that we believe have the potential to generate long-term value and have added to the Fund’s holdings, including Mitsubishi Chemical.7 The company is a broad conglomerate, producing a wide variety of commodity chemicals and plastics for the electronics, auto, and consumer markets. Mitsubishi Chemical’s board, dissatisfied with its low margins and valuation multiple, brought in a highly respected outsider with restructuring experience to transform the business. The new CEO Jean-Marc Gilson has announced plans to boost margins by reducing the company’s business lines, complexity, costs, and headcount. Cost-cutting is challenging in Japan, but we believe Gilson has the support needed to improve profitability. Moreover, the company has very strong businesses and growth prospects in key segments, such as Industrial Gas, on which to build. Trading at only seven times forward earnings, Mitsubishi Chemical is a 1.4% position in the Fund.
We also recently initiated a position in Entain, a UK-based global gaming operator with leading market share positions in the largest ex-U.S. online gaming markets. The company is also a 50/50 joint venture partner with MGM Resorts in BetMGM, an online sports betting and iGaming operator serving the U.S. market. We believe the company can grow free cash flow8 at a double-digit rate over our three- to five-year investment horizon as online penetration of gaming increases and the company expands further into new, high-growth territories. BetMGM currently has the second-highest market share in the fast-growing U.S. online gaming market, which is expected to reach over $20 to $50 billion in revenue over the next five to seven years. While regulation could impair Entain’s profitability or slow its growth trajectory, we believe states across the United States will continue to legalize online gambling. Entain (0.7% position) trades at 13.7 times forward earnings.
The Fund Is Broadly Diversified with Multiple Opportunities
The Fund is broadly diversified and well balanced across various investment themes, stemming from our individual security selection. Moreover, our portfolio construction differs significantly from the MSCI EAFE: nearly 80% of the Fund is in sectors of the market that only represent about 50% of the MSCI EAFE. To highlight the opportunities we are finding, we can group our portfolio into three categories:
Key Overweight #1: Economically Sensitive and Deep Value Sectors
The Fund is overweight the Financials, Energy, and Materials sectors (44% versus 30% for the MSCI EAFE). These holdings trade at attractive valuations and should benefit from rising interest rates. We also expect the Fund’s energy holdings, as well as many of its materials holdings, to benefit from strong commodity price fundamentals.

PAGE 1 ■	Dodge & Cox International Stock Fund

During the first half of 2022, we added to Financials in emerging markets (e.g., XP, Axis Bank) and Europe and the United Kingdom (e.g., Standard Chartered, Prudential (UK), and BNP Paribas) at low valuations. Key drivers of bank profitability—such as net interest margins and loan growth—respond to higher levels of inflation, interest rates, and economic growth. However, our conviction rests on company-specific factors, not rising interest rates, as key drivers of return. After evaluating how an economic downturn or other factors might affect their earnings power and ability to return capital, we continue to believe these holdings are attractive.
Energy was the best-performing sector of the MSCI EAFE in the first half of 2022. As the Fund’s energy holdings outperformed (up 25% compared to up 12% for the MSCI EAFE sector), we trimmed certain holdings on strength, especially Suncor Energy, Schlumberger, and Equinor. Despite these trims, the Fund remains overweight this key sector of the market. Amid higher oil and natural gas prices and restrained capital spending, the Fund’s energy holdings now trade at very attractive free cash flow yields, creating the conditions for potentially higher capital return. We expect energy prices will remain high over our investment horizon, despite intensifying efforts to decarbonize the global economy and the growing number of technological innovations in alternative energy sources.
Key Overweight #2: Reasonably Priced Secular Growth
The Fund is also overweight innovation-led earnings growth opportunities through its investments in reasonably valued technology, internet, and health care companies. During the first half of the year, we increased the Fund’s exposure to three China Internet companies (Prosus, Alibaba, and JD.com). Early in 2022, we revisited our theses and reaffirmed our view that the Fund’s China Internet holdings remain attractive, even in light of increased regulatory actions and competition. In March, China Internet stocks suddenly appreciated 30-40% as the risk of potential delisting in the United States was significantly reduced. This serves as a reminder of how quickly markets can change. In the first quarter, we also started a new position in NetEase, a China-based company that develops and operates some of the most popular PC and mobile games in China.
Key Underweight: Rest of the Market
The portfolio remains underweight the rest of the market, where valuation opportunities are less plentiful. However, we have found select opportunities within Consumer Staples, Consumer Discretionary (excluding internet retail companies), and Industrials. For example, in the first half of 2022, we added to the Fund’s position in Seven & i Holdings.
Seven & i owns 7-Eleven (the largest convenience store chain in Japan and the United States) and operates large-format department stores, hypermarkets, and supermarkets in Japan. In May 2021, the company acquired Speedway gas and convenience stores, and
7-Eleven is now double the number of stores of its nearest competitor in the United States. This acquisition provides greater earnings power in an attractive, stable, and growing market. Activist investors have pressured Seven & i to improve its corporate governance practices, and the company has already responded by changing its board structure to a majority of independent board members.
In Closing
Going forward, we are enthusiastic about the opportunities we see as a value-oriented, active manager. We believe the Fund is well positioned for a variety of market outcomes. We are also actively researching new companies that were previously out of reach from a valuation perspective. Our team-based approach and other organizational strengths enable us to navigate changing markets.
Active management matters, especially in volatile times like today. Investors who react to news headlines often change course at exactly the wrong time. That is why it is crucial to maintain a long-term investment horizon and not overreact in the midst of uncertainty. We encourage our shareholders to take a similar view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 29, 2022
1	Unless otherwise specified, all weightings and characteristics are as of June 30, 2022.
2	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
3	For the one year ended June 30, 2022, the MSCI EAFE Value Index had a total return of -11.95% compared to -23.76% for the MSCI EAFE Growth Index.
4	Since June 30, 2003.
5	The MSCI EAFE Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed market countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.
6	The MSCI EAFE Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the United States and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
7	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
8	Free cash flow is the cash a company generates after paying all expenses and loans.
Dodge & Cox International Stock Fund ■	PAGE 2

Year to Date Performance Review (unaudited)
The Fund outperformed the MSCI EAFE by 9.55 percentage points year to date.
Key Contributors to Relative Results
■	The Fund’s overweight position and stock selection in the Energy sector contributed to results. Suncor Energy and Ovintiv performed particularly well.
■	In Health Care, the Fund’s holdings and overweight position led to relative outperformance. Sanofi and GSK bolstered returns.
■	The Fund’s holdings in China Internet had a positive impact on performance, particularly Prosus, Baidu, Alibaba, and JD.com.
■	In Information Technology, the worst-performing sector in the MSCI EAFE, the Fund’s underweight position and stock selection boosted results.
■	Additional key contributors included Itau Unibanco and Standard Chartered.
Key Detractors from Relative Results
■	Key detractors included Johnson Controls, Magnit, Samsung Electronics, Credit Suisse, and Akzo Nobel.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a seven-member committee with average tenure of 23 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ■	Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On June 30, 2012
Average Annual Total Return
For Periods Ended June 30, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox International Stock Fund
Class I	-10.93%	2.14%	6.11%	7.10%
Class X(a)	-10.91	2.14	6.11	7.10
MSCI EAFE Index	-17.77	2.20	5.40	5.27
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox International Stock Fund
Class I	0.62%	0.62%
Class X	0.52% (b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox International Stock Fund — Class X shares at 0.52% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund other than to the extent the total amount of such fee waivers and payments during a year exceeds the amount needed to limit the total expenses of the Class X shares for that year to 0.52%.
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra.
Dodge & Cox International Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	June 30, 2022
Sector Diversification(a)	% of Net Assets
Financials	25.4
Health Care	18.1
Consumer Discretionary	11.5
Materials	9.9
Energy	8.3
Information Technology	5.7
Industrials	5.7
Consumer Staples	5.0
Communication Services	4.7
Real Estate	2.3
Utilities	0.4
Net Cash & Other(b)	3.0
Region Diversification(a)	% of Net Assets
Europe (excluding United Kingdom)	38.8
Emerging Markets	17.6
United Kingdom	16.4
Other Developed	13.0
Japan	11.2
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$ 899.80	$2.92	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,021.72	3.11	0.62
Class X**
Based on actual return	$1,000.00	$ 954.50	$0.85	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,007.49	0.87	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for Class I (to reflect the one-half year period) or multiplied by 61/365 for Class X (to reflect the period since inception of the share class).
**	Class X shares were established on 5/1/2022.
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■	Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks: 92.7%
	Shares	Value
Communication Services: 4.7%
Media & Entertainment: 3.6%
Baidu, Inc. ADR(a) (Cayman Islands/China)	4,080,815	$ 606,939,615
Grupo Televisa SAB ADR (Mexico)	46,380,780	379,394,780
NetEase, Inc. ADR (Cayman Islands/China)	4,863,300	454,037,688
Television Broadcasts, Ltd.(a)(b) (Hong Kong)	38,464,400	21,127,283
		1,461,499,366
Telecommunication Services: 1.1%
Liberty Global PLC, Class A(a) (United Kingdom)	4,612,561	97,094,409
Liberty Global PLC, Class C(a) (United Kingdom)	10,853,772	239,759,824
Millicom International Cellular SA SDR(a) (Luxembourg)	8,247,010	117,702,139
		454,556,372
		1,916,055,738
Consumer Discretionary: 11.5%
Automobiles & Components: 2.5%
Honda Motor Co., Ltd. (Japan)	31,041,255	753,381,874
Stellantis NV (Netherlands)	12,705,643	157,009,048
Yamaha Motor Co., Ltd. (Japan)	4,489,800	82,264,467
		992,655,389
Consumer Services: 1.4%
Booking Holdings, Inc.(a) (United States)	174,500	305,198,755
Entain PLC(a) (Isle of Man/United Kingdom)	17,639,248	267,329,654
		572,528,409
Retailing: 7.6%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	7,532,300	856,271,864
JD.com, Inc. ADR(a) (Cayman Islands/China)	11,015,648	707,424,914
Prosus NV, Class N(a) (Netherlands)	23,423,901	1,533,701,375
		3,097,398,153
		4,662,581,951
Consumer Staples: 5.0%
Food & Staples Retailing: 0.6%
Magnit PJSC(c) (Russia)	3,293,785	599
Seven & i Holdings Co., Ltd. (Japan)	7,007,900	272,041,637
		272,042,236
Food, Beverage & Tobacco: 3.6%
Anheuser-Busch InBev SA/NV (Belgium)	11,121,700	598,600,056
Imperial Brands PLC (United Kingdom)	38,224,397	854,301,244
		1,452,901,300
Household & Personal Products: 0.8%
Beiersdorf AG (Germany)	3,144,900	321,264,637
		2,046,208,173
Energy: 8.3%
Equinor ASA (Norway)	10,039,338	349,145,175
Ovintiv, Inc. (United States)	11,499,924	508,181,642
Schlumberger, Ltd. (Curacao/United States)	2,863,024	102,381,738
Suncor Energy, Inc. (Canada)	27,318,954	958,075,717

	Shares	Value
TC Energy Corp. (Canada)	9,688,000	$ 501,935,280
TotalEnergies SE (France)	17,903,370	945,033,709
		3,364,753,261
Financials: 23.4%
Banks: 15.1%
Axis Bank, Ltd.(a) (India)	99,367,250	798,863,744
Banco Santander SA (Spain)	375,824,016	1,058,654,762
Barclays PLC (United Kingdom)	449,876,008	838,537,467
BNP Paribas SA (France)	21,828,692	1,037,741,513
Credicorp, Ltd. (Bermuda/Peru)	3,039,180	364,428,074
ICICI Bank, Ltd. (India)	96,186,676	860,135,244
Mitsubishi UFJ Financial Group, Inc. (Japan)	74,873,800	402,512,896
Standard Chartered PLC (United Kingdom)	101,846,414	766,925,851
		6,127,799,551
Diversified Financials: 5.4%
Credit Suisse Group AG (Switzerland)	86,709,369	492,290,138
UBS Group AG (Switzerland)	83,757,942	1,350,269,447
XP, Inc., Class A(a) (Cayman Islands/Brazil)	20,397,602	366,340,932
		2,208,900,517
Insurance: 2.9%
Aegon NV (Netherlands)	50,178,503	217,069,073
Aviva PLC (United Kingdom)	99,490,252	486,012,467
Prudential PLC (United Kingdom)	39,703,047	491,038,183
		1,194,119,723
		9,530,819,791
Health Care: 18.1%
Health Care Equipment & Services: 1.7%
Fresenius Medical Care AG & Co. KGaA (Germany)	6,864,500	342,633,682
Olympus Corp. (Japan)	17,155,200	344,735,059
		687,368,741
Pharmaceuticals, Biotechnology & Life Sciences: 16.4%
Bayer AG (Germany)	11,930,510	709,146,222
Euroapi SA(a) (France)	728,248	11,488,723
GSK PLC (United Kingdom)	79,654,900	1,711,995,173
Novartis AG (Switzerland)	16,996,770	1,439,468,763
Roche Holding AG (Switzerland)	3,426,200	1,143,262,986
Sanofi (France)	16,670,522	1,683,047,616
		6,698,409,483
		7,385,778,224
Industrials: 5.7%
Capital Goods: 5.7%
Johnson Controls International PLC (Ireland/United States)	14,656,901	701,772,420
Mitsubishi Electric Corp. (Japan)	78,917,600	843,966,963
Nidec Corp. (Japan)	3,027,100	186,962,692
Schneider Electric SA (France)	2,398,546	283,780,504
Smiths Group PLC (United Kingdom)	18,150,616	309,216,023
		2,325,698,602
Information Technology: 3.4%
Software & Services: 0.2%
Micro Focus International PLC(b) (United Kingdom)	18,874,983	64,288,308
Technology, Hardware & Equipment: 3.2%
Brother Industries, Ltd. (Japan)	9,270,900	162,965,039
Kyocera Corp. (Japan)	8,158,100	436,285,183

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox International Stock Fund ■	PAGE 6

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks (continued)
	Shares	Value
Murata Manufacturing Co., Ltd. (Japan)	4,840,800	$ 263,874,976
TE Connectivity, Ltd. (Switzerland)	3,871,985	438,115,103
		1,301,240,301
		1,365,528,609
Materials: 9.9%
Akzo Nobel NV (Netherlands)	8,284,760	543,667,732
Glencore PLC (Jersey/United Kingdom)	103,482,861	560,691,200
Holcim, Ltd. (Switzerland)	19,724,541	844,023,987
Linde PLC (Ireland/United States)	1,277,735	366,819,706
Mitsubishi Chemical Holdings Corp.(b) (Japan)	105,741,800	574,378,734
Nutrien, Ltd. (Canada)	7,822,959	623,411,603
Teck Resources, Ltd., Class B (Canada)	16,857,240	515,325,827
		4,028,318,789
Real Estate: 2.3%
CK Asset Holdings, Ltd. (Cayman Islands/Hong Kong)	71,396,700	504,985,070
Daito Trust Construction Co., Ltd. (Japan)	2,967,600	256,121,728
Hang Lung Group, Ltd.(b) (Hong Kong)	96,275,200	181,586,502
		942,693,300
Utilities: 0.4%
Engie SA (France)	15,842,438	182,058,441
Total Common Stocks (Cost $36,660,950,795)		$37,750,494,879
Preferred Stocks: 4.3%
	Par Value/ Shares	Value
Financials: 2.0%
Banks: 2.0%
Itau Unibanco Holding SA, Pfd (Brazil)	189,959,851	$ 822,858,692
Information Technology: 2.3%
Technology, Hardware & Equipment: 2.3%
Samsung Electronics Co., Ltd., Pfd (South Korea)	23,666,600	947,830,561
Total Preferred Stocks (Cost $1,334,041,543)		$1,770,689,253
Short-Term Investments: 2.8%
	Par Value/ Shares	Value
Repurchase Agreements: 2.4%
Bank of America(d) 1.45%, dated 6/30/22, due 7/1/22, maturity value $30,001,208	$ 30,000,000	$ 30,000,000
Bank of Montreal(d) 1.45%, dated 6/30/22, due 7/1/22, maturity value $160,006,444	160,000,000	160,000,000
Fixed Income Clearing Corporation(d) 0.60%, dated 6/30/22, due 7/1/22, maturity value $77,220,287	77,219,000	77,219,000
Nomura Holdings Inc.(d) 1.47%, dated 6/30/22, due 7/1/22, maturity value $295,012,046	295,000,000	295,000,000

	Par Value/ Shares	Value
Royal Bank of Canada(d) 1.47%, dated 6/30/22, due 7/1/22, maturity value $201,008,208	$201,000,000	$ 201,000,000
Standard Chartered(d) 1.47%, dated 6/30/22, due 7/1/22, maturity value $200,908,203	200,900,000	200,900,000
		964,119,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	165,429,266	165,429,266
Total Short-Term Investments (Cost $1,129,548,266)		$ 1,129,548,266
Total Investments In Securities (Cost $39,124,540,604)	99.8%	$40,650,732,398
Other Assets Less Liabilities	0.2%	63,009,242
Net Assets	100.0%	$40,713,741,640
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Valued using significant unobservable inputs.
(d)	Repurchase agreements are collateralized by:
Bank of America: U.S. Treasury Note 2.875%, 4/30/29. Total collateral value is $30,601,241.
Bank of Montreal: U.S. Treasury Bills 8/9/22-6/15/23, U.S. Treasury Notes 0.125%-4.50%, 2/28/23-5/15/52, and U.S. Treasury Inflation Indexed Notes 0.125%-3.875%, 4/15/23-2/15/52. Total collateral value is $163,206,573.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.75%, 5/15/23. Total collateral value is $78,763,395.

Nomura Holdings: U.S. Treasury Notes 0.625%-3.625%, 11/15/29-5/15/52, and U.S. Treasury Inflation Indexed Notes 0.125%-3.375%, 7/15/29-2/15/46. Total collateral value is $300,912,346.

Royal Bank of Canada: U.S. Treasury Bills 12/1/22-12/22/22, and U.S. Treasury Notes 0.125%-5.00%, 2/28/23-11/15/43. Total collateral value is $205,028,445.

Standard Chartered: U.S. Treasury Bill 7/5/22, U.S. Treasury Notes 0.125%-6.125%, 7/31/22-8/15/51, and U.S. Treasury Inflation Indexed Notes 0.125%-3.875%, 1/15/27-2/15/50. Total collateral value is $204,926,368.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt

PAGE 7 ■	Dodge & Cox International Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	19,051	9/16/22	$686,978,289	$ (5,692,325)
Yen Denominated Nikkei 225 Index— Long Position	4,731	9/8/22	460,093,934	(29,182,979)
				$(34,875,304)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
HSBC	7/20/22	USD	79,385,144	CNH	526,633,110	$ 708,621
JPMorgan	7/20/22	USD	79,459,406	CNH	526,633,109	782,883
Goldman Sachs	7/27/22	USD	34,396,709	CNH	255,000,000	(3,695,115)
UBS	7/27/22	USD	34,396,709	CNH	255,000,000	(3,695,115)
HSBC	8/10/22	USD	94,732,568	CNH	630,000,000	638,203
HSBC	8/10/22	USD	94,722,598	CNH	630,000,000	628,233
JPMorgan	8/24/22	USD	83,805,209	CNH	555,000,000	917,971
JPMorgan	8/24/22	USD	83,704,095	CNH	555,000,000	816,856
UBS	8/24/22	USD	124,631,641	CNH	825,491,440	1,347,485
Standard Chartered	9/28/22	USD	31,017,418	CNH	200,000,000	1,152,094
Standard Chartered	9/28/22	USD	31,018,476	CNH	200,000,000	1,153,152
UBS	9/28/22	USD	100,482,561	CNH	658,000,000	2,225,644
HSBC	10/19/22	USD	147,357,150	CNH	967,856,500	2,822,647
JPMorgan	10/19/22	USD	147,393,056	CNH	967,856,500	2,858,553
HSBC	10/26/22	USD	40,321,463	CNH	291,000,000	(3,138,569)
HSBC	10/26/22	USD	40,338,231	CNH	291,000,000	(3,121,801)
HSBC	11/9/22	USD	92,645,291	CNH	608,800,000	1,707,437
UBS	11/9/22	USD	92,763,870	CNH	608,800,000	1,826,016
HSBC	12/7/22	USD	87,045,748	CNH	566,250,000	2,435,240
HSBC	12/7/22	USD	87,057,792	CNH	566,250,000	2,447,284
HSBC	12/7/22	USD	74,322,964	CNH	480,000,000	2,600,149
HSBC	1/11/23	USD	93,360,996	CNH	675,000,000	(7,540,373)
HSBC	1/11/23	USD	43,558,708	CNH	282,500,000	1,329,616
HSBC	1/11/23	USD	66,448,785	CNH	429,000,000	2,320,359
JPMorgan	1/11/23	USD	43,572,145	CNH	282,500,000	1,343,053
Standard Chartered	1/11/23	USD	66,451,873	CNH	429,000,000	2,323,447
HSBC	2/8/23	USD	54,196,346	CNH	350,000,000	1,862,554
HSBC	2/8/23	USD	54,185,438	CNH	350,000,000	1,851,647
JPMorgan	2/8/23	USD	107,211,870	CNH	693,307,000	3,545,059
UBS	2/8/23	USD	107,189,493	CNH	693,307,000	3,522,682
Citibank	3/22/23	USD	54,549,675	CNH	352,500,000	1,820,055
JPMorgan	3/22/23	USD	54,541,235	CNH	352,500,000	1,811,615
JPMorgan	3/22/23	USD	59,495,331	CNH	385,500,000	1,829,322
Standard Chartered	3/22/23	USD	59,498,086	CNH	385,500,000	1,832,076
Bank of America	6/7/23	USD	68,339,838	CNH	457,050,000	(78,147)
Citibank	6/7/23	USD	69,353,513	CNH	463,975,000	(101,108)
HSBC	6/7/23	USD	69,379,439	CNH	463,975,000	(75,181)
Bank of America	6/14/23	USD	36,186,413	CNH	242,000,000	(42,036)
Citibank	6/14/23	USD	81,895,016	CNH	547,222,500	(26,563)
Goldman Sachs	6/14/23	USD	80,630,469	CNH	539,055,000	(68,401)
HSBC	6/14/23	USD	81,882,762	CNH	547,222,500	(38,818)
HSBC	6/14/23	USD	81,438,827	CNH	544,500,000	(75,182)
UBS	6/14/23	USD	42,520,062	CNH	284,000,000	4,032
Unrealized gain on currency forward contracts						52,463,985
Unrealized loss on currency forward contracts						(21,696,409)
Net unrealized gain on currency forward contracts						$ 30,767,576
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox International Stock Fund ■	PAGE 8

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2022. Further detail on these holdings and related activity during the period appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 2.1%
Communication Services 0.1%
Television Broadcasts, Ltd.(a)	$ 23,233,878	$—	$—	$—	$(2,106,595)	$21,127,283	$—
Information Technology 0.2%
Micro Focus International PLC	106,766,063	—	—	—	(42,477,755)	64,288,308	3,831,622
Materials 1.4%
Mitsubishi Chemical Holdings Corp.	473,331,099	281,173,956	—	—	(180,126,321)	574,378,734	9,686,224
Real Estate 0.4%
Hang Lung Group, Ltd.	205,698,563	—	—	—	(24,112,061)	181,586,502	7,975,744
				$—	$(248,822,732)	$841,380,827	$21,493,590
(a)	Non-income producing
PAGE 9 ■	Dodge & Cox International Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2022
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $37,155,791,465)	$39,809,351,571
Affiliated issuers (cost $1,968,749,139)	841,380,827
40,650,732,398
Unrealized appreciation on currency forward contracts	52,463,986
Cash pledged as collateral for currency forward contracts	3,730,000
Cash	100
Cash denominated in foreign currency (cost $26,604,209)	26,359,756
Receivable for variation margin for futures contracts	88,737,321
Receivable for investments sold	74,065,880
Receivable for Fund shares sold	58,059,168
Dividends and interest receivable	52,295,237
Expense reimbursement receivable	4,577
Prepaid expenses and other assets	126,944
41,006,575,367
Liabilities:
Unrealized depreciation on currency forward contracts	21,696,409
Cash received as collateral for currency forward contracts	37,980,000
Payable for investments purchased	83,102,677
Payable for Fund shares redeemed	58,429,915
Deferred foreign capital gains tax	69,580,731
Management fees payable	20,892,374
Accrued expenses	1,151,621
292,833,727
Net Assets	$40,713,741,640
Net Assets Consist of:
Paid in capital	$41,359,982,107
Accumulated loss	(646,240,467)
$40,713,741,640
Class I
Total net assets	$40,391,903,219
Shares outstanding (par value $0.01 each, unlimited shares authorized)	949,327,779
Net asset value per share	$ 42.55
Class X
Total net assets	$ 321,838,421
Shares outstanding (par value $0.01 each, unlimited shares authorized)	7,562,145
Net asset value per share	$ 42.56
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2022
Investment Income:
Dividends (net of foreign taxes of $52,217,633)
Unaffiliated issuers	$ 950,304,980
Affiliated issuers	21,493,590
Interest	119,770
971,918,340
Expenses:
Investment advisory fees	123,515,413
Administrative services fees
Class I	7,096,424
Class X	5,092
Custody and fund accounting fees	1,651,052
Transfer agent fees	1,173,321
Professional services	178,619
Shareholder reports	424,178
Registration fees	448,503
Trustees fees	198,572
Miscellaneous	472,928
Total expenses	135,164,102
Expenses reimbursed by investment manager	(4,674)
Net expenses	135,159,428
Net Investment Income	836,758,912
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $18,204,465)	662,027,721
Futures contracts	(70,095,891)
Swaps	(42,129,631)
Currency forward contracts	(40,388,589)
Foreign currency transactions	(7,245,076)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $(36,900,403))	(5,729,397,357)
Investments in securities of affiliated issuers	(248,822,732)
Futures contracts	(49,574,563)
Swaps	(1,508,644)
Currency forward contracts	161,016,898
Foreign currency translation	(5,428,018)
Net realized and unrealized loss	(5,371,545,882)
Net Change in Net Assets From Operations	$(4,534,786,970)
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox International Stock Fund ■	PAGE 10

Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Operations:
Net investment income	$ 836,758,912	$ 942,867,720
Net realized gain (loss)	502,168,534	2,017,645,742
Net change in unrealized appreciation/depreciation	(5,873,714,416)	1,505,533,108
	(4,534,786,970)	4,466,046,570
Distributions to Shareholders:
Class I	—	(1,071,523,629)
Class X	—	—
Total distributions	—	(1,071,523,629)
Fund Share Transactions:
Class I
Proceeds from sales of shares	5,109,873,205	7,103,442,262
Reinvestment of distributions	—	952,656,001
Cost of shares redeemed	(4,275,775,204)	(8,154,334,715)
Class X
Proceeds from sales of shares	330,275,083	—
Cost of shares redeemed	(778,307)	—
Net change from Fund share transactions	1,163,594,777	(98,236,452)
Total change in net assets	(3,371,192,193)	3,296,286,489
Net Assets:
Beginning of period	44,084,933,833	40,788,647,344
End of period	$40,713,741,640	$44,084,933,833
Share Information:
Class I
Shares sold	110,098,584	148,713,367
Distributions reinvested	—	21,025,298
Shares redeemed	(93,021,864)	(170,965,299)
Net change in shares outstanding	17,076,720	(1,226,634)
Class X
Shares sold	7,580,340	—
Shares redeemed	(18,195)	—
Net change in shares outstanding	7,562,145	—
PAGE 11 ■	Dodge & Cox International Stock Fund	See accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the
Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses

Dodge & Cox International Stock Fund ■	PAGE 12

Notes to Consolidated Financial Statements (unaudited)
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting    Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes    The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation     The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation     The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2022, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities

PAGE 13 ■	Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Common Stocks
Communication Services	$ 1,916,055,738	$ —	$ —
Consumer Discretionary	4,662,581,951	—	—
Consumer Staples	2,046,207,574	—	599
Energy	3,364,753,261	—	—
Financials	9,530,819,791	—	—
Health Care	7,385,778,224	—	—
Industrials	2,325,698,602	—	—
Information Technology	1,365,528,609	—	—
Materials	4,028,318,789	—	—
Real Estate	942,693,300	—	—
Utilities	182,058,441	—	—
Preferred Stocks
Financials	822,858,692	—	—
Information Technology	947,830,561	—	—
Short-Term Investments
Repurchase Agreements	—	964,119,000	—
Money Market Fund	165,429,266	—	—
Total Securities	$39,686,612,799	$964,119,000	$599
Other Investments
Currency Forward Contracts
Appreciation	$ —	$ 52,463,985	$ —
Depreciation	—	(21,696,409)	—
Futures Contracts
Depreciation	(34,875,304)	—	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps    Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated
Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
The Fund used equity total return swaps to create long economic exposure to particular equity securities and to hedge against risks created by investments made by one of the portfolio securities it owns.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information    The following identifies the location on the Consolidated Statement of Assets and Liabilities and

Dodge & Cox International Stock Fund ■	PAGE 14

Notes to Consolidated Financial Statements (unaudited)
values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$52,463,985	$52,463,985
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$21,696,409	$21,696,409
Futures contracts(a)	34,875,304	—	34,875,304
	$34,875,304	$21,696,409	$56,571,713
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$ (42,129,631)	$ —	$ (42,129,631)
Futures contracts	(70,095,891)	—	(70,095,891)
Currency forward contracts	—	(40,388,589)	(40,388,589)
	$(112,225,522)	$ (40,388,589)	$(152,614,111)
Net change in unrealized appreciation/depreciation
Swaps	$ (1,508,644)	$ —	$ (1,508,644)
Futures contracts	(49,574,563)	—	(49,574,563)
Currency forward contracts	—	161,016,898	161,016,898
	$ (51,083,207)	$161,016,898	$ 109,933,691
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-4%
Swaps - long	USD notional value	0-2%
Swaps - short	USD notional value	0-1%
Currency forward contracts	USD total value	7-9%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-
performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$ —	$ (120,183)	$ —	$(120,183)
Citibank	1,820,055	(127,671)	(1,692,384)	—
Goldman Sachs	—	(3,763,516)	3,730,000	(33,516)
HSBC	21,351,990	(13,989,924)	(7,362,066)	—
JPMorgan	13,905,312	—	(13,905,312)	—
Standard Chartered	6,460,769	—	(6,460,769)	—
UBS	8,925,859	(3,695,115)	(5,230,744)	—
	$52,463,985	$(21,696,409)	$(30,921,275)	$(153,699)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Consolidated Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee    From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee    Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement    Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the six months ended June 30, 2022, Dodge & Cox reimbursed expenses of $4,674.

PAGE 15 ■	Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, expenses, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes.
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$ —	$ 1,071,523,629
Long-term capital gain	$ —	$ —
Class X
Ordinary income	$ —	$ —
Long-term capital gain	$ —	$ —
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 29,133,556
Capital loss carryforward[1]	(2,896,348,115)
Net unrealized appreciation	6,755,761,062
Total distributable earnings	$ 3,888,546,503
[1]	Represents accumulated long-term capital loss as of December 31, 2021, which may be carried forward to offset future capital gains.
At June 30, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$39,778,386,865
Unrealized appreciation	6,219,919,584
Unrealized depreciation	(5,351,681,779)
Net unrealized appreciation	868,237,805
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
For U.S. income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes that the Fund passes through to shareholders. In the event that EU reclaims received by the Fund during the year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund's shareholders.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2022, the Fund’s commitment fee amounted to $116,537 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2022, purchases and sales of securities, other than short-term securities, aggregated $4,964,200,972 and $3,187,280,231, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.

Dodge & Cox International Stock Fund ■	PAGE 16

Consolidated Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2022	2021	2020	2019	2018	2017
Class I
Net asset value, beginning of period	$47.29	$43.70	$43.60	$36.91	$46.32	$38.10
Income from investment operations:
Net investment income	1.08	1.04 (a)	0.95 (b)	1.25	1.01	0.70
Net realized and unrealized gain (loss)	(5.82)	3.73	(0.04)	7.15	(9.34)	8.41
Total from investment operations	(4.74)	4.77	0.91	8.40	(8.33)	9.11
Distributions to shareholders from:
Net investment income	—	(1.18)	(0.81)	(1.71)	(1.08)	(0.89)
Net realized gain	—	—	—	—	—	—
Total distributions	—	(1.18)	(0.81)	(1.71)	(1.08)	(0.89)
Net asset value, end of period	$42.55	$47.29	$43.70	$43.60	$36.91	$46.32
Total return	(10.02)%	11.02%	2.10% (b)	22.78%	(17.98)%	23.94%
Ratios/supplemental data:
Net assets, end of period (millions)	$40,392	$44,085	$40,789	$50,228	$48,108	$65,670
Ratio of expenses to average net assets	0.62% (c)	0.62%	0.63%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets	3.85% (c)	2.15% (a)	2.39% (b)	2.85%	2.17%	1.57%
Portfolio turnover rate	7%	18%	20%	15%	17%	17%
Class X(d)
Net asset value, beginning of period	$44.59
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain (loss)	(2.07)
Total from investment operations	(2.03)
Distributions to shareholders from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of period	$42.56
Total return	(4.55)%
Ratios/supplemental data:
Net assets, end of period (millions)	$322
Ratio of expenses to average net assets	0.52% (c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57% (c)
Ratio of net investment income to average net assets	1.98% (c)
Portfolio turnover rate	7%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.13 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.
(b)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.
(c)	Annualized
(d)	From 5/2/2022 (commencement of operations) to 6/30/2022
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ■	Dodge & Cox International Stock Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On February 9, 2022, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) approved a proposal by Dodge & Cox to replace the Investment Management Agreements (collectively, the “Prior Agreements”) then in effect between Dodge & Cox and each series of the Trust (each a “Fund”) with two new agreements:
■	An Investment Advisory Agreement, under which Dodge & Cox would provide portfolio management services to each Fund, and
■	An Administrative and Shareholder Services Agreement (the “Administrative Agreement”), under which Dodge & Cox would provide a wide range of administrative and shareholder services to each Fund and the Funds’ shareholders.
In the following discussion, the Investment Advisory Agreement and the Administrative Agreement are collectively referred to as the “New Agreements.”
The proposal to replace the Prior Agreements with the New Agreements was accompanied by a proposal to create a new class of shares of each Fund (other than the Emerging Markets Stock Fund).  The new share class, known as Class X, is designed for investment by certain defined contribution employee retirement benefit plans (“Defined Contribution Plans”) and is a so-called “clean share” class.  “Clean shares” (also known as “unbundled shares”) refers to a class of mutual fund shares that is subject to no sales loads and no Rule 12b-1 distribution fees, and as to which neither the fund nor its sponsor organization makes any payments to financial intermediaries or retirement plan sponsors or servicers with respect to their customers’ or plan participants’ investments in the fund.  In conjunction with the creation of Class X shares, the existing shares of each of the Funds were redesignated as “Class I” shares.  Under the Administrative Agreement, the Class X shares bear a lower fee rate (0.05% annually of average net assets) than the Class I shares (0.10% annually of average net assets).
In conjunction with the proposal to create the Class X shares and replace the Prior Agreements with the New Agreements, Dodge & Cox represented to the Board that Defined Contribution Plans represent a substantial portion of the aggregate assets of the Trust, and that many such Plans have indicated a desire to invest in a “clean share” class.  Class I shares of the Funds (other than the Emerging Markets Stock Fund) do not qualify as “clean shares” because Dodge & Cox, in its discretion and from its own assets, may make payments (“recordkeeping payments”) to certain employee benefit plan financial intermediaries for shareholder recordkeeping or other administrative services provided to Defined Contribution Plans that hold Class I shares of such Funds.  Dodge & Cox makes these payments at annual rates of up to 0.10% of the value of the Class I shares of the Stock, Global Stock, International Stock, and Balanced Funds and 0.08% of the value of the Class I shares of the Income and Global Bond Funds serviced by such intermediaries.  In conjunction with the proposal to create the Class X shares and replace the Prior Agreement with the New Agreements, Dodge & Cox agreed with the Trust that it would reimburse Fund expenses and/or waive a portion of its fees to the extent that the total expenses of the Class X shares of any Fund (excluding extraordinary expenses) would otherwise exceed a stated annual percentage of the net assets of such Class, through April 30, 2023 (the “Expense Reimbursement Agreement”).  The general effect of the Expense Reimbursement Agreement is to limit the total expense ratio of each Fund’s Class X shares to a percentage rate that is no higher than a Class X shareholder would have experienced if it had instead invested in Class I shares and received the benefit of a recordkeeping payment from Dodge & Cox at the maximum rate that Dodge & Cox may pay with respect to the Class I shares of that Fund.  Defined Contribution Plans that currently hold Class I shares are eligible to exchange those shares for Class X shares of the same Fund.
The Board’s approval of the New Agreements and of the creation of the Class X shares followed an extensive review of the proposals by the Board, beginning in the spring of 2021 when Dodge & Cox first introduced the proposals for consideration by the Board, and  continuing through the date of Board approval in February 2022.  During the course of this process, the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested extensive additional information from Dodge & Cox regarding the rationale for the proposals, the anticipated effects of the proposals on each Fund and on the shareholders of each share class, industry comparative data, and a number of possible alternatives to the proposals.  Throughout the process, the Board was advised by outside counsel to the Trust, and the Independent Trustees were advised by separate, independent counsel.  The New Agreements, the creation of  Class X shares, and the redesignation of each Fund’s existing shares as Class I shares all took effect at the beginning of May 2022.
In considering the New Agreements, the Board took into account that replacement of the Prior Agreements by the New Agreements was not intended to increase the aggregate fee rate payable by any Fund to Dodge & Cox, and was not expected to result in any increase in the expense ratio borne by the shareholders of any Fund.  In particular, for each Fund:
■	the aggregate fee rate, as a percentage of net assets, that the Class I shares of such Fund would pay under the New Agreements is no higher than the fee rate such Fund paid under the Prior Agreements,
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, before giving effect to the Expense Reimbursement Agreement, is lower than the rate such Fund paid under the Prior Agreements, and
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, after giving effect to the Expense Reimbursement Agreement, is no higher than the rate that a shareholder of such Fund would have experienced under the Prior Agreements, net of the benefit of the highest level of recordkeeping payments that Dodge & Cox has historically paid with respect to shares of that Fund.
The services that Dodge & Cox is obligated to provide to each Fund under the New Agreements include all of the services that Dodge & Cox has historically provided under the Prior Agreements.  In
Dodge & Cox International Stock Fund ■	PAGE 18

addition, the Administrative Agreement for each Fund obligates Dodge & Cox to bear the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar.  These fees and expenses were borne by the Funds under the Prior Agreements but will be borne by Dodge & Cox under the new Administrative Agreement.
In considering the proposed approval of the New Agreements in February 2022, the Board noted that in December 2021 it had voted unanimously to approve the extension of the Prior Agreements for a period of up to one year beginning January 1, 2022.  In conjunction with that approval of the Prior Agreements, the Board had considered factors including the scope and quality of the services provided to each Fund by Dodge & Cox; the investment performance of each Fund; comparisons of each Fund’s investment performance to that of other accounts managed by Dodge & Cox and/or other mutual funds; the fee rate payable by each Fund to Dodge & Cox under the relevant Prior Agreement, each Fund’s total expense ratio, and comparisons to the fee rates payable by and expense ratios of other mutual funds; comparisons of the fee rates payable by each Fund to fee rates payable by other accounts managed by Dodge & Cox, and differences in the scope of services Dodge & Cox provides, and the risks it incurs, in managing the Funds as compared to managing other accounts; possible economies and benefits of scale in the operation of the Funds and the extent to which such economies and benefits are shared between Dodge & Cox and the Funds; Dodge & Cox’s profitability; possible conflicts of interest between the Funds, on the one hand, and Dodge & Cox or its other clients, on the other; and any “fall-out benefits” to Dodge & Cox from its relationship with the Funds. A more detailed account of the factors considered and conclusions reached in connection with the Board’s December 2021 approval of the Prior Agreements is contained in the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
Because the Board had considered all of the factors listed in the preceding paragraph in connection with the December 2021 approvals of the Prior Agreements, and believed that the information it had received regarding those factors had not materially changed between December 2021 and February 2022, it did not reconsider those factors in detail as part of its February 2022 approval of the New Agreements, but instead focused its attention primarily on the rationale advanced by Dodge & Cox for replacing the Prior Agreement with the New Agreements, and on the differences between the Prior Agreements and the New Agreements.  These differences include the following:
■	the replacement, for each Fund, of a single Investment Management Agreement covering both portfolio management services and administrative and shareholder services with separate agreements, one relating to portfolio management services and the other relating to administrative and shareholder services
■	differential fee rates, under the new Administrative Services Agreement, for the Class X and Class I shares of each Fund (other than the Emerging Markets Stock Fund)
■	Dodge & Cox’s agreement, under the new Administrative Services Agreement, to assume responsibility for the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar—expenses that, under the Prior
Agreement, were the responsibility of the Funds rather than of Dodge & Cox.
With respect to the rationale for replacing the Prior Agreements with the New Agreements, the Trustees considered the importance of the Defined Contribution Plan market to the Funds, the substantial percentages of the assets of several of the Funds that are currently held by Defined Contribution Plans, the risk that Defined Contribution Plans that are current shareholders of the Funds might at some future time redeem their shares if the Funds did not make a “clean share” class available, and the likelihood that the Funds would be more attractive to Defined Contribution Plans that are not current shareholders if the Funds offer a “clean share” class.  The Trustees also considered Dodge & Cox’s view that various alternatives to creating a “clean share” class of each Fund were less likely to meet the needs of the Defined Contribution Plan market, and of current shareholders who are Defined Contribution Plans, than the creation of a “clean share” class.  The Trustees also considered the possible adverse effects on the Funds if substantial numbers of current Defined Contribution Plan shareholders were to leave the Funds, or if the Funds were to become uncompetitive in the Defined Contribution Plan market because of the lack of a “clean share” class.
With respect to the differential fee rates between the Class X and Class I shares under the Administration Agreement, the Trustees considered the differences in the services required by potential Class X shareholders and those required by the types of investors who will not be eligible to hold Class X shares and consequently will hold Class I shares.  The Trustees requested and reviewed extensive information regarding the fee levels paid by other mutual funds for the types of administrative and shareholder services (including transfer agency services) that the Funds will receive from Dodge & Cox or at its expense under the Administrative Agreement.  The Trustees also considered the quality of the administrative and shareholder services that Dodge & Cox provides to the Funds.  The Trustees also noted that the replacement of the Prior Agreements by the New Agreements was not expected to result in any increase in the expense ratio borne by any of the shareholders of any Fund, and that the Fund’s expense ratios are generally competitive in the current marketplace.
After considering all of the foregoing factors, the Board, including the Independent Trustees, concluded that the approval of the New Agreements was in the best interests of each of the Funds, and of each of the proposed share classes.
June 2022 Approvals
On June 1, 2022, the Board, including the Independent Trustees, voted to continue the Investment Advisory Agreement for each Fund for an additional year beginning July 1, 2022.  Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent counsel on May 11 and June 1, 2022, to discuss whether the Investment Advisory Agreement should be continued.  At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable.  In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling.  In reaching the decision to
PAGE 19 ■	Dodge & Cox International Stock Fund

continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
■	The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
■	The Board concluded that the nature, extent and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
■	The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Fees and Expense Ratios
■	The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group
■	For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
■	The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides thereunder.
■	In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
■	Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as dividends on the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
■	The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
■	The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
■	The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, compliance, and enhanced research capabilities despite these fluctuations.
■	The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
■	The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view, any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
■	Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations.
Dodge & Cox International Stock Fund ■	PAGE 20

 A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Fund’s fee rates are in general relatively lower from the first dollar.  As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide access to small investors at a reasonable cost.  In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has waived a significant portion of its fees from certain Funds in their early years of operations when those Funds are not yet operating at scale.  The Global Bond Fund has benefited from such a waiver since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021.
■	Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
■	The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Fall-Out Benefits
The Board concluded that “fall-out” benefits are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 21 ■	Dodge & Cox International Stock Fund

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Semi-Annual Report	2022 June 30, 2022

Emerging Markets Stock Fund (dodex)
ESTABLISHED 2021
06/22 EM SAR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Emerging Markets Stock Fund had a total return of -15.41% for the six months ended June 30, 2022, compared to a return of -17.63% for the MSCI Emerging Markets (MSCI EM) Index.
Market Commentary
In the first half of 2022, emerging markets equities turned in significant negative performance in the face of rising interest rates, higher commodity prices, and geopolitical turmoil. The continued evolution of the COVID-19 pandemic, Russia’s invasion of Ukraine, and China’s uncertain regulatory regime were among a host of issues that affected investors worldwide.
All sectors in the MSCI EM posted negative returns for the period. Usually there is more divergence among sectors and regions. Importantly, emerging markets outperformed developed markets. The MSCI EM had a total return of -17.6% versus -19.6% for the MSCI EAFE Index and -20.2% for the MSCI ACWI Index.1 In terms of valuations, forward earnings multiples for developed markets have declined 20% to 27%, while the MSCI EM has dropped only 12%.2 We are cautiously optimistic that emerging markets’ recent negative performance, which has made valuations more attractive, present opportunities that may provide a favorable backdrop for future outperformance.
Investment Strategy
Some investors think emerging markets offer significant risk in return for little reward. Despite a widely shared view that emerging markets are destined to be the epicenter of future global economic growth, over the last ten years the MSCI EM has underperformed developed markets and experienced higher volatility.
The collapse of the 1999-2001 technology bubble and the 2008-2009 Global Financial Crisis are two well-known intervals of global market volatility that are fresh in the minds of many developed market investors. However, in emerging markets, this type of volatility is much more common. For example, the magnitude of the rise and fall of China as a part of the MSCI EM (from mid-2019 to early 2022) outpaces both the technology bubble and the Global Financial Crisis. Other historical emerging market moves of similar magnitude include Korea (mid-2001 to late 2002), Russia (mid-2008 to early 2009), and Brazil (mid-2014 to late 2015). This list does not even include Russia’s recent removal from the Index; pre-invasion, Russia represented 3.3% of the Index, which would be the equivalent of removing Utilities (3.1%) from the S&P 500 overnight.
Market turbulence and price volatility (not to mention huge swings in sentiment and liquidity) inevitably create opportunities for thoughtful, long-term investors. Since 2001, the MSCI EM has endured more volatility than developed markets (standard deviation3 of ~21% vs. ~16%), but the average annual total returns from the MSCI EM have been higher (~8% vs. ~5% for the MSCI World Index4).5  Historical price movements hold little value as a predictor of future performance, but we believe patient investors will be rewarded for weathering cycles in emerging markets.
We think investing in emerging markets is compelling today for a number of reasons. Emerging markets are home to more than 85% of the global population, with China and India accounting for over a third of the global population. Economic growth in emerging markets has been consistently stronger than developed markets and is expected to grow at double the pace, accounting for some 70% of incremental growth through 2027.
Meanwhile, the emerging markets investable universe continues to increase. The weight of the MSCI EM as a percentage of the MSCI ACWI has expanded almost 2.5 times over the past 20 years. Companies based in emerging markets or whose businesses largely serve emerging markets comprise approximately 30% of total global market capitalization. The MSCI EM, which included 10 countries at inception in 1988, now covers 24 countries.
In addition, U.S. and global investors are already invested in emerging markets. Approximately 17% of the S&P 500’s revenues are derived from emerging markets; for the MSCI EAFE, that number is approximately 22%. This exposure is largely through well-known multinational corporations for whom emerging markets are not the core of their business.
We believe direct ownership of emerging market companies provides access to interesting and important investment opportunities across unique themes. We highlight a few examples from our portfolio.
Theme #1: Financial Services Expansion in Underpenetrated Markets
Private sector financing in emerging markets has significantly lagged that of developed markets. However, since 2000, that gap has narrowed, with emerging market financial penetration6 nearly doubling. If private sector financing grew to Organisation for Economic Cooperation and Development (OECD) levels, it would represent a $9 trillion credit opportunity in emerging markets. Habib Bank and Kaspi are two Fund holdings exposed to this theme.7
Habib Bank is the leading domestic bank in Pakistan. The company has streamlined its international business and refocused domestically, where banking penetration is at ~13% of global levels. This provides a long runway for growth. The company has a strong balance sheet with good asset quality and capacity to organically fund further growth. Governance has improved with the involvement of the Aga Khan Foundation (51% ownership), and the company’s valuation at three times forward earnings is compelling.
Kaspi is a financial technology company in Kazakhstan with dominant market share in consumer banking (32%), payments (67%), and e-commerce (62%). Each of these segments is in the early stages of the penetration curve in Kazakhstan. Both the Chairman and CEO own a combined 47% of the company, and we see valuation as reasonable relative to revenue and net income growth potential.
Theme #2: Consumer Disposable Income Growth
Since 2001, MSCI EM countries’ share of global consumption has almost doubled, rising from 16% to 29%. If consumption growth trends continue, emerging markets could account for more than 50% of total global consumption by 2038. Fund holding NetEase—a best-in-class developer of massively multi-player online role-playing games (MMORPG)—is one of the companies expected to benefit

PAGE 1 ■	Dodge & Cox Emerging Markets Stock Fund

from this consumption theme. It has the second-largest market share in China, a country that accounts for less than 5% of global gaming. Mobile gaming is a fast growing market, and we believe NetEase should grow significantly faster than the competition because they have shown a capacity to develop better games at lower prices as a result of structural advantages in its game development studios, human capital cost advantages, and a superior cost amortization structure. Additionally, NetEase is led by an owner-entrepreneur with a successful strategic and capital allocation track record.
Theme #3: Advances and Growth in Global Technology
Technology/digital supply chain companies8 have always comprised a significant part of the MSCI EM. Emerging markets account for more than 80% of communication equipment exports, and increasing shares of precision instruments and electrical/office machinery. If high-technology export trends continue at the same rate as the past 15 years, emerging market high-tech exports are projected to be twice as large as those from developed markets by 2032. Alpha and Omega Semiconductor (AOSL) and Yageo are two of the Fund’s holdings that could benefit from this theme.
Alpha and Omega Semiconductor (AOSL) is a semiconductor company focused on attractive areas of power management integrated circuits, an end market where we see healthy growth longer term. AOSL has grown its production capacity significantly over the past several years, resulting in expected improvements in gross margin and free cash flow.9
Yageo is a Taiwanese capacitor leader that is differentiated from its peers by providing a one-stop shop for all capacitor needs. Capacitors generally serve to store and dissipate energy in electronics and electrical systems across a wide variety of applications, including communications, aerospace, and advanced electronic devices. The company is benefitting from a shift in its product mix toward more premium products as it continues to improve its cost structure. At six times forward earnings, we believe the company trades at an inexpensive valuation.
In Closing
We remain excited about the opportunities stemming from the broad range of companies in our emerging markets portfolio. While investors should expect market volatility when investing in emerging markets, we believe patience, persistence, and a long-term investment horizon are essential to investment success. We encourage our shareholders to take a similar view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 29, 2022
1	The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI ACWI (All Country World Index) Index is a broad-based, unmanaged equity market index aggregated from 23 developed market and 24 emerging market country indices. MSCI EAFE and MSCI ACWI are service marks of MSCI Barra.
2	Unless otherwise specified, all weightings and characteristics are as of June 30, 2022.
3	Standard Deviation measures the volatility of the Fund’s returns. Higher Standard Deviation represents higher volatility
4	The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. It covers approximately 85% of the free float-adjusted market capitalization in each country. MSCI World is a service mark of MSCI Barra.
5	From December 31, 2000 to June 30, 2022, the MSCI Emerging Markets Index has had a total return of 401% compared to 212% for the MSCI World Index.
6	Percentage of total financial resources provided to the private sector by financial corporations.
7	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
8	Represents the Electronic Equipment Instruments & Components, Semiconductors & Semiconductor Equipment & Products, and Technology Hardware Storage & Peripherals GICS classifications.
9	Free cash flow is the cash a company generates after paying all expenses and loans. The free cash flow yield compares a company’s free cash flow per share with its market price per share. A high free cash flow yield means a company is generating enough cash to satisfy its debt and other obligations.
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 2

Year to Date Performance Review (unaudited)
The Fund outperformed the MSCI Emerging Markets by 2.36 percentage points year to date.
Key Contributors to Relative Results
■	The Fund’s overweight allocation to Internet-related companies in the Consumer Discretionary and Communication Services sectors—namely Baidu, Prosus, JD.com, Alibaba, and NetEase—contributed significantly to outperformance.
■	The Fund benefited from favorable stock selection in the Energy sector. ITMG, Petrobras, and Inpex were especially beneficial.
■	The Fund’s underweight allocation to Information Technology stocks boosted performance as IT was the benchmark’s worst-performing sector year to date.
■	Other strong contributors included Glencore, Itau Unibanco, and Greentown Service Group.
Key Detractors from Relative Results
■	The Fund’s underweight allocation to Middle East and North Africa (MENA) and poor stock selection detracted from performance.
■	The Fund’s holdings in Russia detracted from results.
■	Other key detractors included Cemex and XP.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Emerging Markets Equity Investment Committee, which is the decision-making body for the Emerging Markets Stock Fund, is a seven-member committee with an average tenure of 22 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ■	Dodge & Cox Emerging Markets Stock Fund

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on May 11, 2021
Average Annual Total Return
For Periods Ended June 30, 2022
		Since
		Inception
	1 Year	(5/11/21)
Dodge & Cox Emerging Markets Stock Fund	-24.40%	-21.19%
MSCI Emerging Markets Index	-25.28	-19.99
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio(a)	Gross Expense Ratio
Dodge & Cox Emerging Markets Stock Fund	0.70%	1.50%
(a)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.70% through April 30, 2023. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets Index is an equity market index that captures large- and mid-cap representation across 27 emerging market countries. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI Emerging Markets is a service mark of MSCI Barra.
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	June 30, 2022
Sector Diversification(a)	% of Net Assets
Consumer Discretionary	24.7
Financials	19.9
Information Technology	12.6
Communication Services	9.0
Materials	6.7
Consumer Staples	5.3
Energy	4.3
Health Care	4.0
Industrials	3.7
Real Estate	3.3
Utilities	2.2
Net Cash & Other(b)	4.3
Ten Largest Countries(a)	% of Net Assets
China	28.5
South Korea	7.7
India	7.5
Netherlands	6.8
Taiwan	6.7
Brazil	5.5
United Kingdom	5.4
Mexico	3.8
Hong Kong	3.7
Indonesia	2.0
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 845.90	$3.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.32	3.51
*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■	Dodge & Cox Emerging Markets Stock Fund

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks: 87.9%
	Shares	Value
Communication Services: 9.0%
Media & Entertainment: 7.6%
37 Interactive Entertainment Network Technology Group Co., Ltd., Class A (China)	130,500	$ 413,970
Astro Malaysia Holdings BHD (Malaysia)	453,314	93,080
Baidu, Inc. ADR(a) (Cayman Islands/China)	36,344	5,405,443
Grupo Televisa SAB (Mexico)	1,503,614	2,463,715
IGG, Inc.(a) (Cayman Islands/Hong Kong)	451,600	195,677
JOYY, Inc. ADR (Cayman Islands/China)	3,728	111,318
Megacable Holdings SAB de CV (Mexico)	32,914	79,906
NetEase, Inc. ADR (Cayman Islands/China)	25,914	2,419,331
NEXON Co., Ltd. (Japan)	32,827	672,121
Sun TV Network, Ltd. (India)	46,215	243,445
XD, Inc.(a)(b) (Cayman Islands/Hong Kong)	73,800	192,335
		12,290,341
Telecommunication Services: 1.4%
America Movil SAB de CV, Series L (Mexico)	706,200	722,723
China Tower Corp., Ltd., Class H(b)(c) (China)	3,364,800	433,100
Millicom International Cellular SA SDR(a) (Luxembourg)	51,770	738,866
Safaricom PLC (Kenya)	2,098,914	443,282
		2,337,971
		14,628,312
Consumer Discretionary: 24.7%
Automobiles & Components: 1.1%
Fuyao Glass Industry Group Co., Ltd., Class H(b)(c) (China)	91,529	464,247
Hyundai Mobis Co., Ltd. (South Korea)	4,186	641,570
PT Astra International Tbk (Indonesia)	1,349,800	600,263
		1,706,080
Consumer Durables & Apparel: 2.8%
Feng Tay Enterprise Co., Ltd. (Taiwan)	66,286	391,249
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	253,314	1,276,307
Haier Smart Home Co., Ltd., Class H (China)	158,200	585,680
Man Wah Holdings, Ltd. (Bermuda/Hong Kong)	428,800	463,402
Midea Group Co., Ltd., Class A (China)	82,371	743,272
Pou Chen Corp. (Taiwan)	390,143	387,079
Suofeiya Home Collection Co., Ltd., Class A (China)	173,700	713,741
		4,560,730
Consumer Services: 3.3%
Afya, Ltd., Class A(a) (Cayman Islands/United States)	3,943	39,233
Galaxy Entertainment Group, Ltd.(a) (Hong Kong)	143,243	854,332
Haidilao International Holding, Ltd.(a)(b)(c) (Cayman Islands/China)	237,400	553,655

	Shares	Value
Huazhu Group, Ltd.(a) (Cayman Islands/Hong Kong)	71,240	$ 275,997
HumanSoft Holding Co. KSCC (Kuwait)	64,213	647,781
Leejam Sports Co. JSC (Saudi Arabia)	17,626	420,439
New Oriental Education & Technology Group, Inc.(a) (Cayman Islands/Hong Kong)	288,743	582,137
Sands China, Ltd.(a) (Cayman Islands/Hong Kong)	248,843	593,661
Ser Educacional SA(b)(c) (Brazil)	38,200	45,839
Trip.com Group, Ltd. ADR (Cayman Islands/China)	31,500	864,675
Yum China Holdings, Inc. (United States)	11,343	550,136
		5,427,885
Retailing: 17.5%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	67,841	7,712,165
China Tourism Group Duty Free Corp., Ltd., Class A (China)	21,457	746,797
China Yongda Automobiles Services Holdings, Ltd. (Cayman Islands/Hong Kong)	211,200	199,713
Cuckoo Homesys Co., Ltd. (South Korea)	11,282	245,903
Detsky Mir PJSC(b)(c)(d) (Russia)	148,750	27
JD.com, Inc., Class A(a) (Cayman Islands/China)	180,821	5,825,502
Motus Holdings, Ltd. (South Africa)	33,157	218,074
Naspers, Ltd., Class N (South Africa)	8,260	1,202,143
Prosus NV, Class N(a) (Netherlands)	169,099	11,071,912
PTG Energy PCL NVDR (Thailand)	862,586	329,371
Vibra Energia SA (Brazil)	20,329	64,909
Vipshop Holdings, Ltd. ADR(a) (Cayman Islands/China)	22,447	222,001
Zhongsheng Group Holdings, Ltd. (Cayman Islands/China)	72,300	509,992
		28,348,509
		40,043,204
Consumer Staples: 5.0%
Food & Staples Retailing: 0.7%
BIM Birlesik Magazalar AS (Turkey)	81,234	393,486
Grupo Comercial Chedraui SAB de CV (Mexico)	42,400	114,658
Magnit PJSC(d) (Russia)	52,229	10
Wal-Mart de Mexico SAB de CV (Mexico)	22,757	78,310
X5 Retail Group NV GDR(b)(d) (Netherlands)	35,486	6
Yonghui Superstores Co., Ltd., Class A (China)	752,200	481,045
		1,067,515
Food, Beverage & Tobacco: 4.1%
Anadolu Efes Biracilik Ve Malt (Turkey)	101,345	164,909
Angel Yeast Co., Ltd., Class A (China)	80,400	585,651
Anheuser-Busch InBev SA/NV (Belgium)	53,748	2,892,863
Arca Continental SAB de CV (Mexico)	12,271	80,932
Century Pacific Food, Inc. (Philippines)	700,743	280,374
China Feihe, Ltd.(b)(c) (Cayman Islands/China)	397,557	456,997

See accompanying Notes to Financial Statements	Dodge & Cox Emerging Markets Stock Fund ■	PAGE 6

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks (continued)
	Shares	Value
Fomento Economico Mexicano SAB de CV (Mexico)	22,743	$ 153,505
GFPT Public Company Ltd., NVDR (Thailand)	727,529	351,881
PT Indofood CBP Sukses Makmur Tbk (Indonesia)	640,914	410,856
Saudia Dairy & Foodstuff Co. (Saudi Arabia)	5,588	243,054
Vietnam Dairy Products JSC (Vietnam)	94,700	293,889
WH Group, Ltd.(b)(c) (Cayman Islands/Hong Kong)	1,072,027	827,915
		6,742,826
Household & Personal Products: 0.2%
Grape King Bio, Ltd. (Taiwan)	74,714	335,457
		8,145,798
Energy: 4.3%
Bharat Petroleum Corp., Ltd. (India)	104,933	408,717
China Suntien Green Energy Corp., Ltd., Class H (China)	460,000	234,490
Ecopetrol SA (Colombia)	146,199	79,344
Geopark, Ltd. (Bermuda/United States)	4,114	53,153
Hindustan Petroleum Corp., Ltd. (India)	165,127	452,689
INPEX Corp. (Japan)	69,000	747,568
Lukoil PJSC(d) (Russia)	7,143	1
MOL Hungarian Oil & Gas PLC, Class A(a) (Hungary)	83,567	644,533
Motor Oil (Hellas) Corinth Refineries SA (Greece)	40,635	751,598
National Energy Services Reunited Corp.(a) (British Virgin/United States)	35,543	240,982
Novatek PJSC(d) (Russia)	30,294	5
Petroleo Brasileiro SA (Brazil)	201,143	1,173,778
PT Indo Tambangraya Megah Tbk (Indonesia)	255,686	526,475
PT United Tractors Tbk (Indonesia)	261,586	498,677
PTT Exploration & Production PCL NVDR (Thailand)	161,600	729,040
Semirara Mining & Power Corp. (Philippines)	694,514	442,084
		6,983,134
Financials: 16.9%
Banks: 11.5%
Axis Bank, Ltd.(a) (India)	295,100	2,372,459
Banca Transilvania SA (Romania)	314,511	148,626
Bank Polska Kasa Opieki SA (Poland)	13,621	247,837
BDO Unibank, Inc. (Philippines)	247,271	496,925
Brac Bank, Ltd. (Bangladesh)	531,234	235,851
China Merchants Bank Co., Ltd., Class H (China)	76,800	513,840
Commercial International Bank (Egypt) SAE (Egypt)	206,050	408,626
Credicorp, Ltd. (Bermuda/Peru)	21,443	2,571,230
Equity Group Holdings PLC (Kenya)	1,408,729	516,175
Grupo Financiero Banorte SAB de CV, Class O(a) (Mexico)	22,236	124,286
Habib Bank, Ltd. (Pakistan)	357,035	158,779
ICICI Bank, Ltd. (India)	641,716	5,738,451
IndusInd Bank, Ltd. (India)	39,893	400,054
Intercorp Financial Services, Inc. (Panama)	1,657	38,774

	Shares	Value
JB Financial Group Co., Ltd. (South Korea)	68,902	$ 390,041
Kasikornbank PCL NVDR (Thailand)	103,043	438,636
Military Commercial Joint Stock Bank (Vietnam)	467,555	486,346
OTP Bank Nyrt. (Hungary)	9,310	207,248
Ping An Bank Co., Ltd., Class A (China)	224,900	503,396
PT Bank Rakyat Indonesia (Persero) Tbk, Class B (Indonesia)	2,443,613	680,718
PT Bank Tabungan Negara (Persero) Tbk (Indonesia)	5,898,614	576,102
Shinhan Financial Group Co., Ltd. (South Korea)	23,301	664,897
TCS Group Holding PLC GDR, Class A(a)(b)(d) (Cyprus)	2,173	0
Tisco Financial Group PCL NVDR (Thailand)	141,900	355,202
Vietnam Technological & Commercial Joint Stock Bank(a) (Vietnam)	215,900	329,905
		18,604,404
Diversified Financials: 2.0%
AEON Credit Service (M) BHD (Malaysia)	91,300	287,520
Banco BTG Pactual SA (Brazil)	15,838	67,517
Chailease Holding Co., Ltd. (Cayman Islands/Taiwan)	57,330	402,015
Grupo de Inversiones Suramericana SA (Colombia)	15,849	150,420
Kaspi.kz JSC GDR(b) (Kazakhstan)	1,739	79,125
Noah Holdings, Ltd. ADR, Class A(a) (Cayman Islands/China)	9,871	199,690
XP, Inc., Class A(a) (Cayman Islands/Brazil)	112,696	2,024,020
		3,210,307
Insurance: 3.4%
BB Seguridade Participacoes SA (Brazil)	17,100	84,823
China Pacific Insurance (Group) Co., Ltd., Class H (China)	129,800	317,271
Korean Reinsurance Co. (South Korea)	69,760	451,312
Old Mutual, Ltd. (South Africa)	761,921	516,573
Ping An Insurance (Group) Co. of China Ltd., Class H (China)	174,157	1,184,085
Prudential PLC (United Kingdom)	188,887	2,336,111
Sanlam, Ltd. (South Africa)	199,357	647,868
		5,538,043
		27,352,754
Health Care: 4.0%
Health Care Equipment & Services: 2.2%
China Isotope & Radiation Corp. (China)	83,400	201,942
Hartalega Holdings BHD (Malaysia)	308,500	214,183
Kossan Rubber Industries BHD (Malaysia)	842,500	252,320
Shandong Pharmaceutical Glass Co., Ltd., Class A (China)	91,800	383,383
Sinocare, Inc., Class A (China)	113,357	475,952
Sinopharm Group Co., Ltd. (China)	668,214	1,619,696
Sonoscape Medical Corp., Class A(a) (China)	85,600	384,094
		3,531,570

PAGE 7 ■	Dodge & Cox Emerging Markets Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks (continued)
	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences: 1.8%
Adcock Ingram Holdings, Ltd. (South Africa)	174,120	$ 531,497
Aurobindo Pharma, Ltd. (India)	29,333	190,174
Beijing Tong Ren Tang Chinese Medicine Co., Ltd. (Hong Kong)	261,700	422,226
Dr. Reddy's Laboratories, Ltd. (India)	7,152	395,747
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H (China)	154,786	453,698
Hypera SA (Brazil)	34,508	250,826
Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	71,494	396,219
Zhejiang NHU Co., Ltd., Class A (China)	100,976	344,153
		2,984,540
		6,516,110
Industrials: 3.3%
Capital Goods: 2.0%
BizLink Holding, Inc. (Cayman Islands/Taiwan)	20,000	207,510
BOC Aviation, Ltd.(b)(c) (Singapore)	53,200	447,130
Chicony Power Technology Co., Ltd. (Taiwan)	125,000	293,860
Doosan Bobcat, Inc. (South Korea)	16,888	375,896
Ferreycorp SAA (Peru)	158,436	87,319
Fosun International, Ltd. (Hong Kong)	323,314	298,724
HEG, Ltd. (India)	14,177	178,638
KOC Holding AS (Turkey)	214,289	469,886
Larsen & Toubro, Ltd. (India)	14,154	278,877
Xinjiang Goldwind Science & Technology Co., Ltd., Class H (China)	257,600	481,925
		3,119,765
Transportation: 1.3%
Aramex PJSC (United Arab Emirates)	568,121	587,749
Cebu Air, Inc.(a) (Philippines)	278,296	210,297
Copa Holdings SA, Class A(a) (Panama)	486	30,798
Globaltrans Investment PLC GDR(b)(d) (Cyprus)	62,160	11
Gulf Warehousing Co. (Qatar)	100,097	112,308
Hyundai Glovis Co., Ltd. (South Korea)	4,704	650,314
International Container Terminal Services, Inc. (Philippines)	89,120	298,228
Movida Participacoes SA (Brazil)	38,200	95,255
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	10,138	74,542
Westports Holdings BHD (Malaysia)	93,900	75,631
		2,135,133
		5,254,898
Information Technology: 8.6%
Semiconductors & Semiconductor Equipment: 5.6%
Alpha & Omega Semiconductor, Ltd.(a) (Bermuda/United States)	1,800	60,012
ASE Technology Holding Co., Ltd. (Taiwan)	175,000	449,661
ELAN Microelectronics Corp. (Taiwan)	77,000	361,259
Nanya Technology Corp. (Taiwan)	242,286	402,540
Novatek Microelectronics Corp. (Taiwan)	60,857	618,118
Powertech Technology, Inc. (Taiwan)	192,714	569,065

	Shares	Value
SK hynix, Inc. (South Korea)	9,335	$ 654,256
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	374,143	5,989,610
		9,104,521
Software & Services: 1.8%
Asseco Poland SA (Poland)	32,953	555,173
Chinasoft International, Ltd. (Cayman Islands/China)	535,100	547,593
Cielo SA (Brazil)	300,129	215,056
Hancom, Inc.(a) (South Korea)	36,761	509,625
TravelSky Technology, Ltd., Class H (China)	338,000	656,461
Weimob, Inc.(a)(c) (Cayman Islands/China)	628,000	428,975
		2,912,883
Technology, Hardware & Equipment: 1.2%
Legend Holdings Corp., Class H(b)(c) (China)	452,686	594,213
Lenovo Group, Ltd. (Hong Kong)	621,271	580,353
Sterlite Technologies, Ltd. (India)	211,013	393,850
Yageo Corp. (Taiwan)	39,857	412,866
		1,981,282
		13,998,686
Materials: 6.7%
Alpek SAB de CV, Class A(a) (Mexico)	62,314	85,773
Alrosa PJSC(d) (Russia)	215,620	39
Anhui Conch Cement Co., Ltd., Class H (China)	112,700	488,326
Cemex SAB de CV ADR(a) (Mexico)	494,514	1,938,495
Glencore PLC (Jersey/United Kingdom)	1,122,898	6,084,090
LB Group Co., Ltd., Class A (China)	100,229	300,273
Loma Negra Cia Industrial Argentina SA ADR(a) (Argentina)	5,686	28,885
Mondi PLC (United Kingdom)	23,458	415,481
Nine Dragons Paper Holdings, Ltd. (Bermuda/China)	341,600	289,064
Orbia Advance Corp. SAB de CV (Mexico)	37,900	88,957
PTT Global Chemical PCL NVDR (Thailand)	302,343	389,099
Severstal PJSC(d) (Russia)	16,182	3
UPL, Ltd. (India)	54,503	437,280
Wanhua Chemical Group Co., Ltd., Class A (China)	22,000	318,829
		10,864,594
Real Estate: 3.3%
A-Living Smart City Services Co., Ltd., Class H(b)(c) (China)	160,421	258,005
China Resources Land, Ltd. (Cayman Islands/China)	149,129	695,586
Corporacion Inmobiliaria Vesta SAB de CV (Mexico)	34,257	63,882
Country Garden Services Holdings Co., Ltd. (Cayman Islands/China)	102,000	454,313
Emaar Development PJSC(a) (United Arab Emirates)	763,063	880,833
Greentown Service Group Co., Ltd.(b) (Cayman Islands/China)	1,353,871	1,532,137
Hang Lung Group, Ltd. (Hong Kong)	168,129	317,111
KE Holdings, Inc. ADR, Class A(a) (Cayman Islands/China)	35,700	640,815

See accompanying Notes to Financial Statements	Dodge & Cox Emerging Markets Stock Fund ■	PAGE 8

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks (continued)
	Shares	Value
Macquarie Mexico Real Estate Management SA de CV REIT(b)(c) (Mexico)	57,000	$ 72,222
Megaworld Corp. (Philippines)	10,460,943	410,942
Prologis Property Mexico SA de CV REIT (Mexico)	32,400	84,990
		5,410,836
Utilities: 2.1%
Aboitiz Power Corp. (Philippines)	628,514	337,204
Alupar Investimento SA (Brazil)	11,956	59,284
China Gas Holdings, Ltd. (Bermuda/China)	282,357	436,123
China Water Affairs Group, Ltd. (Bermuda/Hong Kong)	218,000	202,809
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	11,143	89,788
Cia de Saneamento do Parana (Brazil)	23,200	80,858
Enerjisa Enerji AS(b)(c) (Turkey)	384,255	313,090
Engie Brasil Energia SA (Brazil)	11,300	89,174
Engie Energia Chile SA (Chile)	112,409	43,731
KunLun Energy Co., Ltd. (Bermuda/China)	382,900	313,765
Mahanagar Gas, Ltd.(b) (India)	42,961	410,720
NTPC, Ltd. (India)	167,887	303,152
Tenaga Nasional BHD (Malaysia)	253,643	459,233
TPI Polene Power Public PCL NVDR (Thailand)	3,038,771	309,421
		3,448,352
Total Common Stocks (Cost $182,026,701)		$142,646,678
Preferred Stocks: 7.8%
	Par Value/ Shares	Value
Consumer Staples: 0.3%
Embotelladora Andina SA, Pfd, Class B (Chile)	36,500	$ 65,136
Household & Personal Products: 0.3%
Amorepacific Corp., Pfd (South Korea)	4,942	193,356
LG H&H Co., Ltd., Pfd (South Korea)	829	208,463
		401,819
		466,955
Financials: 3.0%
Banks: 2.8%
Itau Unibanco Holding SA, Pfd (Brazil)	1,035,700	4,486,394
Diversified Financials: 0.2%
Korea Investment Holdings Co., Ltd., Pfd (South Korea)	8,642	383,379
		4,869,773
Industrials: 0.4%
Capital Goods: 0.4%
DL E&C Co., Ltd., Pfd (South Korea)	6,306	139,874
DL E&C Co., Ltd., Pfd 2(a) (South Korea)	6,306	170,715
DL Holdings Co., Ltd., Pfd (South Korea)	11,921	367,252
		677,841

	Par Value/ Shares	Value
Information Technology: 4.0%
Technology, Hardware & Equipment: 4.0%
Samsung Electro-Mechanics Co., Ltd., Pfd (South Korea)	9,516	$ 547,478
Samsung Electronics Co., Ltd., Pfd (South Korea)	148,713	5,955,850
		6,503,328
Utilities: 0.1%
Utilities: 0.1%
Centrais Eletricas Brasileiras SA, Pfd, Class B (Brazil)	10,000	89,234
Total Preferred Stocks (Cost $17,890,472)		$12,607,131
Short-Term Investments: 3.6%
	Par Value/ Shares	Value
Repurchase Agreements: 3.2%
Fixed Income Clearing Corporation(e) 0.60%, dated 6/30/22, due 7/1/22, maturity value $5,258,088	$5,258,000	$ 5,258,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	654,137	654,137
Total Short-Term Investments (Cost $5,912,137)		$ 5,912,137
Total Investments In Securities (Cost $205,829,310)	99.3%	$161,165,946
Other Assets Less Liabilities	0.7%	1,058,559
Net Assets	100.0%	$162,224,505
(a)	Non-income producing
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Valued using significant unobservable inputs.
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 1.75%, 5/15/23. Total collateral value is $5,363,257.
In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
GDR: Global Depositary Receipt
NVDR: Non-Voting Depository Receipt
SDR: Swedish Depository Receipt

PAGE 9 ■	Dodge & Cox Emerging Markets Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
ICE US MSCI Emerging Markets Index Futures— Long Position	106	9/16/22	$5,314,310	$(18,266)
See accompanying Notes to Financial Statements	Dodge & Cox Emerging Markets Stock Fund ■	PAGE 10

Statement of Assets and Liabilities (unaudited)
June 30, 2022
Assets:
Investments in securities, at value (cost $205,829,310)	$161,165,946
Cash denominated in foreign currency (cost $73,858)	73,871
Receivable for variation margin for futures contracts	259,186
Receivable for investments sold	278,105
Receivable for Fund shares sold	104,500
Dividends and interest receivable	553,352
Expense reimbursement receivable	61,304
Prepaid expenses and other assets	12,104
162,508,368
Liabilities:
Payable for Fund shares redeemed	70,000
Management fees payable	80,172
Accrued expenses	133,691
283,863
Net Assets	$162,224,505
Net Assets Consist of:
Paid in capital	$208,101,090
Accumulated loss	(45,876,585)
$162,224,505
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	21,566,675
Net asset value per share	$ 7.52
Statement of Operations (unaudited)
Six Months Ended June 30, 2022
Investment Income:
Dividends (net of foreign taxes of $214,434)	$ 2,335,970
Interest	4,552
2,340,522
Expenses:
Investment advisory fees	478,916
Custody and fund accounting fees	79,551
Administrative services fees	13,371
Transfer agent fees	15,945
Professional services	194,954
Shareholder reports	22,246
Registration fees	52,128
Trustees fees	198,570
Miscellaneous	16,194
Total expenses	1,071,875
Expenses reimbursed by investment manager	(497,540)
Net expenses	574,335
Net Investment Income	1,766,187
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $877)	(512,571)
Futures contracts	(956,941)
Currency forward contracts	172,352
Foreign currency transactions	(17,502)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(61,013))	(28,188,705)
Futures contracts	(42,488)
Currency forward contracts	(172,352)
Foreign currency translation	(6,141)
Net realized and unrealized loss	(29,724,348)
Net Change in Net Assets From Operations	$(27,958,161)
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Period from May 11, 2021 (Inception) to
	June 30, 2022	December 31, 2021
Operations:
Net investment income	$ 1,766,187	$ 1,347,353
Net realized gain (loss)	(1,314,662)	(806,350)
Net change in unrealized appreciation/depreciation	(28,409,686)	(16,279,491)
	(27,958,161)	(15,738,488)
Distributions to Shareholders:
Total distributions	—	(2,179,936)
Fund Share Transactions:
Proceeds from sale of shares	45,547,086	182,333,715
Reinvestment of distributions	—	2,013,037
Cost of shares redeemed	(15,897,450)	(5,895,298)
Net change from Fund share transactions	29,649,636	178,451,454
Total change in net assets	1,691,475	160,533,030
Net Assets:
Beginning of period	160,533,030	—
End of period	$162,224,505	$160,533,030
Share Information:
Shares sold	5,492,212	18,454,831
Distributions reinvested	—	235,168
Shares redeemed	(1,978,611)	(636,925)
Net change in shares outstanding	3,513,601	18,053,074
PAGE 11 ■	Dodge & Cox Emerging Markets Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Emerging Markets Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 11, 2021, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pric-
ing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes    The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Dodge & Cox Emerging Markets Stock Fund ■	PAGE 12

Notes to Financial Statements (unaudited)
Foreign currency translation     The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Common Stocks
Communication Services	$ 14,628,312	$ —	$ —
Consumer Discretionary	40,043,177	—	27
Consumer Staples	8,145,782	—	16
Energy	6,983,128	—	6
Financials	26,944,128	408,626	—
Health Care	6,516,110	—	—
Industrials	5,254,887	—	11
Information Technology	13,998,686	—	—
Materials	10,864,552	—	42
Real Estate	5,410,836	—	—
Utilities	3,448,352	—	—
Preferred Stocks
Consumer Staples	466,955	—	—
Financials	4,869,773	—	—
Industrials	677,841	—	—
Information Technology	6,503,328	—	—
Utilities	89,234	—	—
Short-Term Investments
Repurchase Agreements	—	5,258,000	—
Money Market Fund	654,137	—	—
Total Securities	$155,499,218	$5,666,626	$102
Other Investments
Futures Contracts
Depreciation	$ (18,266)	$ —	$ —

Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable

PAGE 13 ■	Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements (unaudited)
and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information    The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Equity Derivatives
Liabilities
Futures contracts(a)	$18,266
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(956,941)	$ —	$(956,941)
Currency forward contracts	—	172,352	172,352
	$(956,941)	$ 172,352	$(784,589)
Net change in unrealized appreciation/depreciation
Futures contracts	$ (42,488)	$ —	$ (42,488)
Currency forward contracts	—	(172,352)	(172,352)
	$ (42,488)	$(172,352)	$(214,840)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	3-4%
Currency forward contracts	USD total value	2-3%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The Fund did not hold derivatives that are subject to enforceable master netting arrangements at June 30, 2022.
Note 4: Related Party Transactions
Investment advisory fee    From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.55% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee    Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of 0.05% of the Fund’s average daily net assets. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement    Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.70% through April 30, 2023. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Share ownership    At June 30, 2022, Dodge & Cox and its executive officers owned 44% of the Fund’s outstanding shares.

Dodge & Cox Emerging Markets Stock Fund ■	PAGE 14

Notes to Financial Statements (unaudited)
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, passive foreign investment companies, certain corporate action transactions, derivatives, and distributions.
Distributions during the period noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2022	Period Ended December 31, 2021
Ordinary income	$ —	$ 2,179,936
	($— per share)	($0.123 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2021, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$ (578,065)
Deferred loss[2]	(9,253)
Net unrealized depreciation	(17,331,106)
Total distributable earnings	$(17,918,424)
[1]	Represents accumulated long-term capital loss as of December 31, 2021, which may be carried forward to offset future capital gains.
[2]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At June 30, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$206,910,536
Unrealized appreciation	3,526,824
Unrealized depreciation	(49,289,680)
Net unrealized appreciation	(45,762,856)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2022, the Fund’s commitment fee amounted to $628 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2022, purchases and sales of securities, other than short-term securities, aggregated $47,332,221 and $17,655,335, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.

PAGE 15 ■	Dodge & Cox Emerging Markets Stock Fund

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,		Period from May 11, 2021 (Inception) to December 31,
	2022		2021
Net asset value, beginning of period	$8.89		$10.00
Income from investment operations:
Net investment income	0.08		0.07
Net realized and unrealized gain (loss)	(1.45)		(1.06)
Total from investment operations	(1.37)		(0.99)
Distributions to shareholders from:
Net investment income	—		(0.12)
Net realized gain	—		—
Total distributions	—		(0.12)
Net asset value, end of period	$7.52		$8.89
Total return	(15.41)%		(9.82)%
Ratios/supplemental data:
Net assets, end of period (millions)	$162		$161
Ratio of expenses to average net assets	0.70	% (a)	0.70	% (a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.31	% (a)	1.52	% (a)
Ratio of net investment income to average net assets	2.15	% (a)	1.61	% (a)
Portfolio turnover rate	11%		7%
(a)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 16

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On February 9, 2022, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) approved a proposal by Dodge & Cox to replace the Investment Management Agreements (collectively, the “Prior Agreements”) then in effect between Dodge & Cox and each series of the Trust (each a “Fund”) with two new agreements:
■	An Investment Advisory Agreement, under which Dodge & Cox would provide portfolio management services to each Fund, and
■	An Administrative and Shareholder Services Agreement (the “Administrative Agreement”), under which Dodge & Cox would provide a wide range of administrative and shareholder services to each Fund and the Funds’ shareholders.
In the following discussion, the Investment Advisory Agreement and the Administrative Agreement are collectively referred to as the “New Agreements.”
The proposal to replace the Prior Agreements with the New Agreements was accompanied by a proposal to create a new class of shares of each Fund (other than the Emerging Markets Stock Fund).  The new share class, known as Class X, is designed for investment by certain defined contribution employee retirement benefit plans (“Defined Contribution Plans”) and is a so-called “clean share” class.  “Clean shares” (also known as “unbundled shares”) refers to a class of mutual fund shares that is subject to no sales loads and no Rule 12b-1 distribution fees, and as to which neither the fund nor its sponsor organization makes any payments to financial intermediaries or retirement plan sponsors or servicers with respect to their customers’ or plan participants’ investments in the fund.  In conjunction with the creation of Class X shares, the existing shares of each of the Funds were redesignated as “Class I” shares.  Under the Administrative Agreement, the Class X shares bear a lower fee rate (0.05% annually of average net assets) than the Class I shares (0.10% annually of average net assets).
In conjunction with the proposal to create the Class X shares and replace the Prior Agreements with the New Agreements, Dodge & Cox represented to the Board that Defined Contribution Plans represent a substantial portion of the aggregate assets of the Trust, and that many such Plans have indicated a desire to invest in a “clean share” class.  Class I shares of the Funds (other than the Emerging Markets Stock Fund) do not qualify as “clean shares” because Dodge & Cox, in its discretion and from its own assets, may make payments (“recordkeeping payments”) to certain employee benefit plan financial intermediaries for shareholder recordkeeping or other administrative services provided to Defined Contribution Plans that hold Class I shares of such Funds.  Dodge & Cox makes these payments at annual rates of up to 0.10% of the value of the Class I shares of the Stock, Global Stock, International Stock, and Balanced Funds and 0.08% of the value of the Class I shares of the Income and Global Bond Funds serviced by such intermediaries.  In conjunction with the proposal to create the Class X shares and replace the Prior Agreement with the New Agreements, Dodge & Cox agreed with the Trust that it would reimburse Fund expenses and/or waive a portion of its fees to the extent that the total expenses of the Class X shares of any Fund (excluding extraordinary expenses) would otherwise exceed a stated annual percentage of the net assets of such Class, through April 30, 2023 (the “Expense Reimbursement Agreement”).  The general effect of the Expense Reimbursement Agreement is to limit the total expense ratio of each Fund’s Class X shares to a percentage rate that is no higher than a Class X shareholder would have experienced if it had instead invested in Class I shares and received the benefit of a recordkeeping payment from Dodge & Cox at the maximum rate that Dodge & Cox may pay with respect to the Class I shares of that Fund.  Defined Contribution Plans that currently hold Class I shares are eligible to exchange those shares for Class X shares of the same Fund.
The Board’s approval of the New Agreements and of the creation of the Class X shares followed an extensive review of the proposals by the Board, beginning in the spring of 2021 when Dodge & Cox first introduced the proposals for consideration by the Board, and  continuing through the date of Board approval in February 2022.  During the course of this process, the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested extensive additional information from Dodge & Cox regarding the rationale for the proposals, the anticipated effects of the proposals on each Fund and on the shareholders of each share class, industry comparative data, and a number of possible alternatives to the proposals.  Throughout the process, the Board was advised by outside counsel to the Trust, and the Independent Trustees were advised by separate, independent counsel.  The New Agreements, the creation of  Class X shares, and the redesignation of each Fund’s existing shares as Class I shares all took effect at the beginning of May 2022.
In considering the New Agreements, the Board took into account that replacement of the Prior Agreements by the New Agreements was not intended to increase the aggregate fee rate payable by any Fund to Dodge & Cox, and was not expected to result in any increase in the expense ratio borne by the shareholders of any Fund.  In particular, for each Fund:
■	the aggregate fee rate, as a percentage of net assets, that the Class I shares of such Fund would pay under the New Agreements is no higher than the fee rate such Fund paid under the Prior Agreements,
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, before giving effect to the Expense Reimbursement Agreement, is lower than the rate such Fund paid under the Prior Agreements, and
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, after giving effect to the Expense Reimbursement Agreement, is no higher than the rate that a shareholder of such Fund would have experienced under the Prior Agreements, net of the benefit of the highest level of recordkeeping payments that Dodge & Cox has historically paid with respect to shares of that Fund.
The services that Dodge & Cox is obligated to provide to each Fund under the New Agreements include all of the services that Dodge & Cox has historically provided under the Prior Agreements.  In
PAGE 17 ■	Dodge & Cox Emerging Markets Stock Fund

addition, the Administrative Agreement for each Fund obligates Dodge & Cox to bear the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar.  These fees and expenses were borne by the Funds under the Prior Agreements but will be borne by Dodge & Cox under the new Administrative Agreement.
In considering the proposed approval of the New Agreements in February 2022, the Board noted that in December 2021 it had voted unanimously to approve the extension of the Prior Agreements for a period of up to one year beginning January 1, 2022.  In conjunction with that approval of the Prior Agreements, the Board had considered factors including the scope and quality of the services provided to each Fund by Dodge & Cox; the investment performance of each Fund; comparisons of each Fund’s investment performance to that of other accounts managed by Dodge & Cox and/or other mutual funds; the fee rate payable by each Fund to Dodge & Cox under the relevant Prior Agreement, each Fund’s total expense ratio, and comparisons to the fee rates payable by and expense ratios of other mutual funds; comparisons of the fee rates payable by each Fund to fee rates payable by other accounts managed by Dodge & Cox, and differences in the scope of services Dodge & Cox provides, and the risks it incurs, in managing the Funds as compared to managing other accounts; possible economies and benefits of scale in the operation of the Funds and the extent to which such economies and benefits are shared between Dodge & Cox and the Funds; Dodge & Cox’s profitability; possible conflicts of interest between the Funds, on the one hand, and Dodge & Cox or its other clients, on the other; and any “fall-out benefits” to Dodge & Cox from its relationship with the Funds. A more detailed account of the factors considered and conclusions reached in connection with the Board’s December 2021 approval of the Prior Agreements is contained in the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
Because the Board had considered all of the factors listed in the preceding paragraph in connection with the December 2021 approvals of the Prior Agreements, and believed that the information it had received regarding those factors had not materially changed between December 2021 and February 2022, it did not reconsider those factors in detail as part of its February 2022 approval of the New Agreements, but instead focused its attention primarily on the rationale advanced by Dodge & Cox for replacing the Prior Agreement with the New Agreements, and on the differences between the Prior Agreements and the New Agreements.  These differences include the following:
■	the replacement, for each Fund, of a single Investment Management Agreement covering both portfolio management services and administrative and shareholder services with separate agreements, one relating to portfolio management services and the other relating to administrative and shareholder services
■	differential fee rates, under the new Administrative Services Agreement, for the Class X and Class I shares of each Fund (other than the Emerging Markets Stock Fund)
■	Dodge & Cox’s agreement, under the new Administrative Services Agreement, to assume responsibility for the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar—expenses that, under the Prior
Agreement, were the responsibility of the Funds rather than of Dodge & Cox.
With respect to the rationale for replacing the Prior Agreements with the New Agreements, the Trustees considered the importance of the Defined Contribution Plan market to the Funds, the substantial percentages of the assets of several of the Funds that are currently held by Defined Contribution Plans, the risk that Defined Contribution Plans that are current shareholders of the Funds might at some future time redeem their shares if the Funds did not make a “clean share” class available, and the likelihood that the Funds would be more attractive to Defined Contribution Plans that are not current shareholders if the Funds offer a “clean share” class.  The Trustees also considered Dodge & Cox’s view that various alternatives to creating a “clean share” class of each Fund were less likely to meet the needs of the Defined Contribution Plan market, and of current shareholders who are Defined Contribution Plans, than the creation of a “clean share” class.  The Trustees also considered the possible adverse effects on the Funds if substantial numbers of current Defined Contribution Plan shareholders were to leave the Funds, or if the Funds were to become uncompetitive in the Defined Contribution Plan market because of the lack of a “clean share” class.
With respect to the differential fee rates between the Class X and Class I shares under the Administration Agreement, the Trustees considered the differences in the services required by potential Class X shareholders and those required by the types of investors who will not be eligible to hold Class X shares and consequently will hold Class I shares.  The Trustees requested and reviewed extensive information regarding the fee levels paid by other mutual funds for the types of administrative and shareholder services (including transfer agency services) that the Funds will receive from Dodge & Cox or at its expense under the Administrative Agreement.  The Trustees also considered the quality of the administrative and shareholder services that Dodge & Cox provides to the Funds.  The Trustees also noted that the replacement of the Prior Agreements by the New Agreements was not expected to result in any increase in the expense ratio borne by any of the shareholders of any Fund, and that the Fund’s expense ratios are generally competitive in the current marketplace.
After considering all of the foregoing factors, the Board, including the Independent Trustees, concluded that the approval of the New Agreements was in the best interests of each of the Funds, and of each of the proposed share classes.
June 2022 Approvals
On June 1, 2022, the Board, including the Independent Trustees, voted to continue the Investment Advisory Agreement for each Fund for an additional year beginning July 1, 2022.  Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent counsel on May 11 and June 1, 2022, to discuss whether the Investment Advisory Agreement should be continued.  At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable.  In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling.  In reaching the decision to
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 18

continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
■	The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
■	The Board concluded that the nature, extent and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
■	The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Fees and Expense Ratios
■	The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group
■	For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
■	The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides thereunder.
■	In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
■	Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as dividends on the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
■	The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
■	The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
■	The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, compliance, and enhanced research capabilities despite these fluctuations.
■	The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
■	The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view, any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
■	Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations.
PAGE 19 ■	Dodge & Cox Emerging Markets Stock Fund

 A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Fund’s fee rates are in general relatively lower from the first dollar.  As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide access to small investors at a reasonable cost.  In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has waived a significant portion of its fees from certain Funds in their early years of operations when those Funds are not yet operating at scale.  The Global Bond Fund has benefited from such a waiver since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021.
■	Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
■	The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Fall-Out Benefits
The Board concluded that “fall-out” benefits are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 20

Emerging Markets Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Semi-Annual Report	2022 June 30, 2022

Balanced Fund | Class I (dodbx) | Class X (doxbx)
ESTABLISHED 1931
06/22 BF SAR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Balanced Fund — Class I had a total return of -9.88% for the six months ended June 30, 2022, compared to -16.11% for the Combined Index (a 60/40 blend of stocks and fixed income securities).
Our Approach to Asset Allocation
Asset allocation between equity and fixed income securities is a critical determining factor in managing portfolio risk. In most environments, the equity allocation enables greater participation in growth opportunities, whereas the fixed income allocation helps to potentially safeguard principal and provides income. Our asset allocation decision-making process is similar to our analyst-driven investment process. Our Portfolio Strategy team researches, models, and makes asset allocation recommendations, incorporating equity valuations, rates, and credit spread views, and economic conditions in its analysis. As part of this work, the team produces total return simulations in a variety of scenarios. This process augments our analysts’ bottom-up research of companies and issuers, and helps better inform our understanding of potential risks and rewards as we determine and make gradual adjustments to the Fund’s asset allocation.
A New, Dedicated Balanced Fund Investment Committee
As previously announced, in May 2022 we created a dedicated Balanced Fund Investment Committee with the experience necessary to address investment considerations that span asset classes. This Committee helps ensure we holistically consider the risks and return potential of each investment and the entire portfolio, utilizing our expanded risk management and asset allocation tools created over the last several years.
Market Commentary
Financial markets were volatile in the first half of 2022 amid geopolitical tensions, higher inflation, and a shift toward less accommodative monetary policy in the United States. Amid this challenging environment, the U.S. equity market declined 20% and the U.S. fixed income market declined 10%.1
Russia’ s invasion of Ukraine and the fallout from related sanctions have exacerbated commodity price pressures and amplified geopolitical risks. Supply chain bottlenecks and labor market shortages have further constrained supply and propelled prices higher. U.S. inflation soared to 9.1% for the year ended June 30, 2022 (as measured by the Consumer Price Index2)—the largest increase in 40 years. In response, the Federal Reserve (Fed) has aggressively increased interest rates and tapered its balance sheet. Investors are concerned the Fed’s actions to slow the economy and temper inflation will lead to a recession. Interest rates have risen sharply—from 1.5% at the end of 2021 to 3.0% on June 303—and the yield curve has flattened.
Overall, the U.S. equity market valuation has declined with the S&P 500 at a more reasonably valued 16.1 times forward earnings.4 The market decline was due to valuation compression as earnings growth has continued to be healthy. U.S. value stocks5 outperformed growth stocks by 15.2 percentage points during the first half of the year.6 While the valuation disparity between value and growth stocks has compressed, it remains wide: the Russell 1000 Value Index7 trades at 13.1 times forward earnings compared to 21.2 times for the Russell 1000 Growth Index.8
Investment Strategy
We regularly assess the appropriate asset allocation for the Fund, which we set based on our long-term outlook for the Fund’s equity and fixed income securities. While we build the portfolio on a bottom-up basis, we also determine the optimal allocation by modeling expected return and risk (or variability of return) for each broad asset class and Fund holding. Reflecting our more positive outlook for equities than fixed income, the Fund holds 56.4% in U.S. equities, 11.5% in non-U.S. equities, and 32.2% in fixed income securities, which includes preferred securities.
Market Volatility Plays to Our Strengths
At Dodge & Cox, we employ a disciplined investment approach across market cycles as active, value-oriented, bottom-up investors. We consistently weigh what we are buying (company fundamentals) against what we are paying (current valuation). For each potential investment, our global industry analysts develop three- to five-year projections for revenues, earnings, and cash flows, along with an assessment of the risks and opportunities, to derive a range of potential investment returns over our investment horizon. Furthermore, our team-based approach provides checks and balances, tests our conviction, and broadens our knowledge base over time. Our equity and fixed income teams collaborate, enabling us to better assess risk and reward of investment opportunities around the world and across the capital structure.
More volatile markets with compressed valuations—like the current environment—play to our firm’s strengths. First, our proprietary insights and deep institutional knowledge of individual companies and industries aids our evaluation of company fundamentals relative to valuations. Second, our long-term investment horizon allows us to hold positions in companies with low valuations due to short-term challenges. We also invest in faster-growing companies when we believe long-term value is not reflected in the current price. Third, Dodge & Cox’s independent ownership gives us the staying power to buy and hold out-of-favor securities through volatile periods. Fourth, we maintain our rigorous investment process across market cycles. In light of current concerns about a possible recession, we are also conducting additional stress testing of the Fund’s holdings.
Equity Strategy
The equity portfolio’s holdings in the Energy sector outperformed (up 38% compared to up 32% for the S&P 500 sector). We sold Halliburton and Hess, and trimmed Baker Hughes and Williams Companies as their stock prices increased.9 Despite these actions, the portfolio remains overweight Energy. With much higher oil and natural gas prices and capital spending restraint, the portfolio’s energy holdings have experienced strong cash flow and trade at very

PAGE 1 ■ Dodge & Cox Balanced Fund

attractive free cash flow yields, creating the conditions for potentially higher capital return. We expect energy prices will remain high over our investment horizon, despite intensifying efforts to decarbonize the global economy and innovations in alternative energy technologies. We discuss below Occidental Petroleum, the largest holding in the equity portfolio.
Our investment opportunity set has expanded with market volatility and the repricing of growth stocks. We have reviewed more companies in historically higher valuation sectors, though valuations for many continue to embed unrealistic expectations for future performance. We continue to find new opportunities and initiated equity positions in companies across several different industries, including:
■	Fidelity National Information Services: a diversified provider of financial technology and payment processing services to banks, merchants, and capital markets firms;
■	Gaming and Leisure Properties: a REIT that owns over 50 regional casino properties in 17 U.S. states and leases them to gaming operators;
■	General Electric: a global industrial conglomerate with businesses in aerospace, energy, and health care (discussed below);
■	PayPal: owns leading digital payments solutions, including PayPal’s checkout button (a digital wallet), Braintree (a white label payments processor), and Venmo (a peer-to-peer payments provider), with approximately 425 million annual active accounts;
■	UBS Group: a multinational investment bank and financial services company based in Switzerland; and,
■	Zimmer Biomet: a global medical device company primarily focused on orthopedic implants.
The diversity of opportunities is a result of our bottom-up research process driven by our global industry analysts. In addition, we added to select equity portfolio holdings across various industries, including Alphabet, Capital One, Charter Communications, Meta Platforms, Regeneron Pharmaceuticals, and The Gap.
Occidental Petroleum
Occidental, one of the largest U.S. shale producers, has a cash generative, low decline international oil and gas portfolio, as well as midstream and chemicals assets. As part of our fundamental research process, we frequently communicate with Occidental’s management team and conduct due diligence with industry participants, geopolitical experts, lenders, and financial institutions. These meetings have helped us better understand the impact of Russia’s invasion of Ukraine and the global economic slowdown on oil demand, liquidity, and operations.
At only six times forward earnings, Occidental is an attractive investment opportunity in our opinion. The company has demonstrated expertise in hydrocarbon reservoir analysis, technological capabilities from global operations, and operational efficiencies. Occidental is taking a proactive approach to the energy transition via its Low Carbon Ventures business, which we believe shows promise and differentiates the company from its peer group. Building on its long-term experience in carbon capture, Occidental plans to commercialize its Direct Air Capture technology, which reduces atmospheric concentrations of carbon dioxide.
Since its acquisition of Anadarko Petroleum in 2019, Occidental has focused on executing asset sales to reduce balance sheet leverage. From August 2019 through the end of 2021, the company completed approximately $11 billion in asset sales and repaid almost $20 billion in debt. The combination of high oil prices and success in its deleveraging program enabled the company to increase its dividend and reactivate its share repurchase program this year. However, future commodity price declines could limit Occidental’s ability to generate cash flow and service debt. The Balanced Fund holds both the common stock and bonds of Occidental Petroleum.
Fixed Income Strategy
We reduced the portfolio’s Credit10 weighting last year, as credit spreads narrowed to pre-Global Financial Crisis levels, offering insufficient compensation in our view for the attendant risks. We invested the proceeds in U.S. Treasuries, “dry powder” that could be redeployed in a more opportunity-rich environment. That environment presented itself in the first half of 2022. We added significantly to the portfolio’s Credit and Securitized sectors during this time, based on a bottom-up assessment of valuations and fundamentals for individual securities and issuers.
The Credit Sector: Leaning into Opportunities Amid Market Volatility
The bulk of our Credit sector adds occurred after corporate11 bond spreads rose substantially starting in March. We purchased securities in both the primary and secondary markets, adding to several existing holdings, including Citigroup, British American Tobacco, JPMorgan, Ford Motor Credit, and Bank of America. We also initiated new positions in six issuers at attractive valuations: Goldman Sachs, Lloyds Banking Group, NextEra Energy, RELX, UnitedHealth Group, and UC Medical Center (taxable municipal bonds).
The Securitized Sector: Taking Advantage of Market Shift
We adjusted the portfolio’s overall Agency12 MBS weighting in response to changes in both valuations and fundamentals. We found attractive opportunities in two areas of the market. First, we added to Ginnie Mae-guaranteed Home Equity Conversion Mortgages at attractive prices. The robust U.S. housing market over the past few years has led to new supply for home equity loans (and securitizations of them). These are out-of-benchmark, floating-rate securities with a compelling valuation relative to short-duration13 alternatives. Second, we added to hybrid ARMs (adjustable rate mortgages), which are also out-of-benchmark securities that traded at attractive spreads during the period.
Economic Outlook and Portfolio Duration: Still Wary of Long-Term Interest Rate Risk
Our expectations for Fed policy largely mirror market expectations: with the Fed turning significantly more hawkish in an effort to fight inflation, the market is pricing in a federal funds rate that peaks at 3.5% in mid-2023 (175 basis points14 higher than on June 30), followed by subsequent easing to around 3% by mid-2024. This expectation is meaningfully higher than at the start of the year (under 1% peak rate) or even just three months ago (2.5%).
We expect U.S. economic growth to slow materially in response to the Fed’s hikes and deteriorating global conditions, which could cause the economy to enter a mild recession. While the labor market has remained resilient, financial conditions have tightened
Dodge & Cox Balanced Fund ■ PAGE 2

substantially and interest-rate sensitive parts of the economy (e.g., housing) are starting to slow. Consumption and other growth indicators have also softened recently as support from fiscal policy has faded.
While yields in the broad fixed income market have risen considerably—offering more cushion in the case of even higher rates—we maintained the portfolio’s below-benchmark duration position for three main reasons. First, price sensitivity is still high relative to the available level of income. Second, the yield curve is relatively flat, meaning there is not much additional income offered for taking more duration risk. Third, inflation could remain persistently high for a longer period of time, causing federal funds and market rates to stay higher for longer.
In Closing
We are optimistic about the long-term outlook for the Fund, which is well balanced across a range of sectors and investment themes. The equity portfolio’s composition is very different from the overall market and trades at a meaningful discount to both the broad-based market and the value universe: 10.3 times forward earnings compared to 16.1 times for the S&P 500 and 13.1 times for the Russell 1000 Value. Value stocks have been out of favor for a decade and we believe they are likely to recover more over time. Within the fixed income portfolio, we are encouraged by higher market yields, which make prospective returns for fixed income more attractive. We continue to seek opportunities to build yield through our bottom-up, research-driven investment approach.
As a value-oriented manager, we are encouraged by the Fund’s recent relative performance. We continue to believe that patience, persistence, and a long-term investment horizon are essential to investment success. We encourage our shareholders to take a similar view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 29, 2022
1	For the six months ended June 30, 2022, the S&P 500 Index had a total return of -19.96% and the Bloomberg U.S. Aggregate Bond Index had a total return of -10.35%.
2	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
3	These are the 10-year U.S. Treasury rates.
4	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of June 30, 2022.
5	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
6	The Russell 1000 Value Index had a total return of -12.87% for the first half of 2022, compared to -28.07% for the Russell 1000 Growth Index.
7	The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000® is a trademark of the London Stock Exchange Group plc.
8	The Russell 1000 Growth Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
9	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
10	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
11	Corporate refers to the Bloomberg U.S. Corporate Index.
12	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
13	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
14	One basis point is equal to 1/100th of 1%.
PAGE 3 ■ Dodge & Cox Balanced Fund

Year to Date Performance Review (unaudited)
The Fund outperformed the Combined Index by 6.23 percentage points year to date.
Equity Portfolio*
■	In Health Care, the Fund’s higher weighting and returns from holdings added to results. Cigna, Sanofi, and GSK performed well.
■	The Fund’s overweight position and holdings in Energy benefited returns. Occidental Petroleum was a standout performer. Williams Companies and ConocoPhillips were notable contributors.
■	The Fund’s holdings in Information Technology fared better than the S&P 500 sector. A lower weighting in the sector also contributed.
■	The Fund’s underweight position in Consumer Discretionary helped results. Not owning Amazon had a positive impact.
■	The Fund’s underweight positions in the Consumer Staples and Utilities sectors hurt results.
Fixed Income Portfolio
■	The portfolio’s below-benchmark duration position significantly contributed to relative returns.
■	Certain corporate issuers performed well, such as Ultrapar, Dillard’s, and Cigna.
■	Security selection was negative as several credit issuers underperformed, most notably Pemex, British American Tobacco, Prosus, and Charter Communications. Additionally, the portfolio’s ABS holdings underperformed the ABS in the benchmark.
■	The portfolio’s underweight to U.S. Treasuries and overweight to corporate bonds detracted from relative returns.
■	The portfolio’s key rate duration positioning (e.g., underweight to the 20+ year key rates) detracted from relative returns.
* Includes direct and synthetic equity investments. Excludes the Fund's preferred equity securities.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Balanced Fund Investment Committee, which is the decision- making body for the Balanced Fund, is an seven-member committee with an average tenure of 16 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
Dodge & Cox Balanced Fund ■ PAGE 4

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On June 30, 2012
Average Annual Total Return
For Periods Ended June 30, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund
Class I	-7.86%	7.17%	9.91%	7.72%
Class X(a)	-7.85	7.17	9.91	7.72
S&P 500 Index	-10.62	11.31	12.96	9.08
Bloomberg U.S. Aggregate Bond Index	-10.29	0.88	1.54	3.57
Combined Index(b)	-10.24	7.37	8.50	7.14
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Balanced Fund
Class I	0.51%	0.51%
Class X	0.41% (c)	0.46%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)	The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.
(c)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Balanced Fund — Class X shares at 0.41% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
S&P 500®is a trademark of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.
PAGE 5 ■ Dodge & Cox Balanced Fund

Portfolio Information (unaudited)	June 30, 2022
Asset Allocation	% of Net Assets
Common Stocks	68.0
Debt Securities	31.9
Net Cash & Other(a)	0.1
Equity Sector Diversification	% of Net Assets
Financials	14.9
Health Care	14.5
Information Technology	11.7
Communication Services	9.4
Energy	6.8
Industrials	5.0
Consumer Discretionary	2.8
Consumer Staples	2.3
Materials	0.4
Real Estate	0.2
Fixed Income Sector Diversification	% of Net Assets
Securitized	14.5
Corporate	14.0
U.S. Treasury	2.1
Government-Related	1.3
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$ 901.20	$2.45	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.22	2.61	0.52
Class X**
Based on actual return	$1,000.00	$ 963.70	$0.67	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,007.67	0.69	0.41
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for Class I (to reflect the one-half year period) or multiplied by 61/365 for Class X (to reflect the period since inception of the share class).
**	Class X shares were established on 5/1/2022.
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Balanced Fund ■ PAGE 6

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks: 68.0%
	Shares	Value
Communication Services: 9.4%
Media & Entertainment: 8.0%
Alphabet, Inc., Class A(a)	35,700	$ 77,799,582
Alphabet, Inc., Class C(a)	109,095	238,639,858
Charter Communications, Inc., Class A(a)	427,607	200,346,708
Comcast Corp., Class A	6,046,048	237,246,923
DISH Network Corp., Class A(a)	3,030,834	54,342,854
Fox Corp., Class A	2,884,133	92,753,717
Fox Corp., Class B	1,396,880	41,487,336
Meta Platforms, Inc., Class A(a)	798,500	128,758,125
News Corp., Class A	852,604	13,283,570
		1,084,658,673
Telecommunication Services: 1.4%
T-Mobile U.S., Inc.(a)	1,346,461	181,152,863
		1,265,811,536
Consumer Discretionary: 2.8%
Automobiles & Components: 1.1%
Honda Motor Co., Ltd. ADR (Japan)	6,077,600	146,774,040
Consumer Services: 0.4%
Booking Holdings, Inc.(a)	35,800	62,613,842
Retailing: 1.3%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	631,200	71,754,816
Prosus NV ADR (Netherlands)	4,785,700	62,644,813
Qurate Retail, Inc., Series A(a)	3,204,750	9,197,632
The Gap, Inc.	3,740,378	30,820,715
		174,417,976
		383,805,858
Consumer Staples: 2.3%
Food, Beverage & Tobacco: 2.3%
Anheuser-Busch InBev SA/NV ADR (Belgium)	2,097,900	113,181,705
Imperial Brands PLC ADR (United Kingdom)	3,698,100	83,059,326
Molson Coors Beverage Company, Class B	2,220,114	121,018,414
		317,259,445
Energy: 6.8%
Baker Hughes Co., Class A	1,330,900	38,423,083
ConocoPhillips	1,478,324	132,768,279
Occidental Petroleum Corp.	6,957,714	409,670,200
Occidental Petroleum Corp., Warrant(a)	1,381,001	51,055,607
Ovintiv, Inc.	890,100	39,333,519
Schlumberger, Ltd. (Curacao/United States)	2,849,921	101,913,175
The Williams Companies, Inc.	4,616,000	144,065,360
		917,229,223
Financials: 14.9%
Banks: 4.8%
Bank of America Corp.	5,378,800	167,442,044
BNP Paribas SA ADR (France)	2,054,900	49,317,600
Credicorp, Ltd. (Bermuda/Peru)	525,197	62,976,372
Truist Financial Corp.	1,792,688	85,027,192
Wells Fargo & Co.	7,397,806	289,772,061
		654,535,269
Diversified Financials: 8.2%
American Express Co.	261,900	36,304,578
Bank of New York Mellon Corp.	4,694,700	195,815,937

	Shares	Value
Capital One Financial Corp.	2,093,726	$ 218,145,312
Charles Schwab Corp.	4,628,700	292,441,266
Goldman Sachs Group, Inc.	634,600	188,488,892
State Street Corp.	1,719,600	106,013,340
UBS Group AG, NY Shs (Switzerland)	4,234,700	68,686,834
		1,105,896,159
Insurance: 1.9%
Aegon NV, NY Shs (Netherlands)	8,897,557	38,971,300
Brighthouse Financial, Inc.(a)	733,918	30,105,317
Lincoln National Corp.	481,177	22,504,648
MetLife, Inc.	2,708,442	170,063,073
		261,644,338
		2,022,075,766
Health Care: 14.5%
Health Care Equipment & Services: 3.7%
Cigna Corp.	1,097,165	289,124,921
CVS Health Corp.	329,300	30,512,938
Fresenius Medical Care AG & Co. KGaA ADR (Germany)	1,275,400	31,808,476
UnitedHealth Group, Inc.	207,872	106,769,295
Zimmer Biomet Holdings, Inc.	415,900	43,694,454
		501,910,084
Pharmaceuticals, Biotechnology & Life Sciences: 10.8%
Alnylam Pharmaceuticals, Inc.(a)	320,500	46,744,925
BioMarin Pharmaceutical, Inc.(a)	1,082,900	89,739,923
Bristol-Myers Squibb Co.	1,243,900	95,780,300
Elanco Animal Health, Inc.(a)	3,886,000	76,282,180
Gilead Sciences, Inc.	2,894,180	178,889,266
GSK PLC ADR (United Kingdom)	6,312,250	274,772,242
Incyte Corp.(a)	1,627,400	123,633,578
Novartis AG ADR (Switzerland)	1,524,000	128,823,720
Regeneron Pharmaceuticals, Inc.(a)	174,100	102,915,733
Roche Holding AG ADR (Switzerland)	1,446,100	60,316,831
Sanofi ADR (France)	5,596,265	279,981,138
		1,457,879,836
		1,959,789,920
Industrials: 5.0%
Capital Goods: 3.1%
Carrier Global Corp.	1,044,100	37,232,606
General Electric Co.	2,152,400	137,043,308
Johnson Controls International PLC (Ireland/United States)	1,919,914	91,925,483
Raytheon Technologies Corp.	1,657,300	159,283,103
		425,484,500
Transportation: 1.9%
FedEx Corp.	1,114,234	252,607,990
		678,092,490
Information Technology: 11.7%
Semiconductors & Semiconductor Equipment: 0.7%
Microchip Technology, Inc.	1,576,710	91,575,317
Software & Services: 6.4%
Cognizant Technology Solutions Corp., Class A	1,600,600	108,024,494
Fidelity National Information Services, Inc.	594,800	54,525,316
Fiserv, Inc.(a)	3,028,400	269,436,748
Micro Focus International PLC ADR (United Kingdom)	3,451,871	11,632,805
Microsoft Corp.	625,900	160,749,897

PAGE 7 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Common Stocks (continued)
	Shares	Value
PayPal Holdings, Inc.(a)	658,400	$ 45,982,656
VMware, Inc., Class A(a)	1,885,533	214,913,051
		865,264,967
Technology, Hardware & Equipment: 4.6%
Cisco Systems, Inc.	2,999,300	127,890,152
Dell Technologies, Inc., Class C	1,405,183	64,933,507
Hewlett Packard Enterprise Co.	7,184,870	95,271,376
HP, Inc.	4,254,230	139,453,659
II-VI, Inc.(a)	1,065,500	54,287,225
Juniper Networks, Inc.	3,181,929	90,684,977
TE Connectivity, Ltd. (Switzerland)	453,636	51,328,913
		623,849,809
		1,580,690,093
Materials: 0.4%
Celanese Corp.	216,232	25,431,046
LyondellBasell Industries NV, Class A (Netherlands)	294,800	25,783,208
		51,214,254
Real Estate: 0.2%
Gaming and Leisure Properties, Inc. REIT	526,254	24,134,008
Total Common Stocks (Cost $6,895,857,543)		$9,200,102,593
Debt Securities: 31.9%
	Par Value	Value
U.S. Treasury: 2.1%
U.S. Treasury Note/Bond
0.375%, 12/31/25	$ 31,210,000	$ 28,443,770
0.50%, 2/28/26	99,917,000	91,068,881
1.125%, 1/15/25	175,604,000	167,468,597
		286,981,248
Government-Related: 1.3%
Agency: 0.8%
Petroleo Brasileiro SA (Brazil)
5.60%, 1/3/31	1,925,000	1,787,671
7.25%, 3/17/44	4,300,000	4,111,531
6.75%, 6/3/50	15,500,000	13,437,725
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	44,849,000	34,197,362
6.625%, 6/15/35	9,425,000	6,427,002
6.375%, 1/23/45	20,125,000	12,175,625
6.75%, 9/21/47	11,625,000	7,178,437
7.69%, 1/23/50	35,635,000	24,224,673
6.95%, 1/28/60	3,367,000	2,072,389
		105,612,415
Local Authority: 0.5%
L.A. Unified School District GO
5.75%, 7/1/34	3,000,000	3,332,801
New Jersey Turnpike Authority RB
7.102%, 1/1/41	12,436,000	16,050,612
Regents of the UC Medical Center RB
4.563%, 5/15/53	6,825,000	6,702,076
State of California GO
7.30%, 10/1/39	15,730,000	20,348,433
State of Illinois GO
5.10%, 6/1/33	22,615,000	22,752,714
		69,186,636
		174,799,051

	Par Value	Value
Securitized: 14.5%
Asset-Backed: 1.9%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2003-20J 1, 4.92%, 10/1/23	$ 169,967	$ 170,085
Series 2007-20F 1, 5.71%, 6/1/27	462,775	471,214
		641,299
Other: 0.3%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	11,280,970	11,675,804
9.75%, 1/6/27(b)	21,686,218	22,996,066
8.20%, 4/6/28(b)	10,456,130	10,824,186
		45,496,056
Student Loan: 1.6%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.30%, 2.924%, 3/25/66(b)	24,832,000	25,016,094
+0.80%, 2.424%, 7/26/66(b)	6,039,835	5,841,993
+1.15%, 2.774%, 7/26/66(b)	6,439,508	6,435,658
+1.05%, 2.674%, 12/27/66(b)	5,277,733	5,198,927
+0.75%, 2.374%, 3/25/67(b)	86,422,000	83,308,734
+1.00%, 2.624%, 2/27/68(b)	4,032,523	3,935,148
+0.70%, 2.324%, 2/25/70(b)	7,886,757	7,582,998
+0.55%, 0.70%, 2/25/70(b)	18,663,557	18,036,495
SLM Student Loan Trust
USD LIBOR 3-Month
+0.60%, 1.784%, 1/25/41	5,398,290	5,186,643
+0.17%, 1.354%, 1/25/41	10,292,093	9,657,613
+0.16%, 1.344%, 1/25/41	5,552,014	5,194,714
+0.55%, 1.734%, 10/25/64(b)	23,371,710	22,669,932
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(b)	10,704,028	10,445,222
		208,510,171
		254,647,526
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.484%, 3/25/26(c)	9,966,891	413,911
Series K056 X1, 1.391%, 5/25/26(c)	4,427,576	175,395
Series K064 X1, 0.74%, 3/25/27(c)	8,941,466	217,819
Series K065 X1, 0.809%, 4/25/27(c)	43,223,009	1,181,674
Series K066 X1, 0.888%, 6/25/27(c)	37,237,931	1,156,867
Series K069 X1, 0.478%, 9/25/27(c)	222,778,778	3,714,101
Series K090 X1, 0.853%, 2/25/29(c)	180,225,831	7,408,435
		14,268,202
		14,268,202
Mortgage-Related: 12.5%
Federal Agency CMO & REMIC: 2.4%
Dept. of Veterans Affairs
Series 1995-1 1, 5.923%, 2/15/25(c)	84,534	86,278
Series 1995-2C 3A, 8.793%, 6/15/25	25,947	27,578
Series 2002-1 2J, 6.50%, 8/15/31	2,919,125	3,011,016
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	858,576	918,720
Trust 2009-30 AG, 6.50%, 5/25/39	689,810	744,047
Trust 2009-66 ET, 6.00%, 5/25/39	159,574	161,008
Trust 2001-T7 A1, 7.50%, 2/25/41	647,276	717,627
Trust 2001-T5 A3, 7.50%, 6/19/41(c)	329,002	350,667

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund ■; PAGE 8

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
Trust 2001-T4 A1, 7.50%, 7/25/41	$ 655,338	$ 719,573
Trust 2001-T8 A1, 7.50%, 7/25/41	601,826	618,139
Trust 2001-W3 A, 7.00%, 9/25/41(c)	387,471	393,190
Trust 2001-T10 A2, 7.50%, 12/25/41	400,034	423,886
Trust 2013-106 MA, 4.00%, 2/25/42	4,627,857	4,561,289
Trust 2002-W6 2A1, 7.00%, 6/25/42(c)	666,232	673,135
Trust 2002-W8 A2, 7.00%, 6/25/42	953,069	1,045,286
Trust 2003-W2 1A2, 7.00%, 7/25/42	638,882	698,272
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,493,545	1,586,203
Trust 2003-W4 4A, 5.768%, 10/25/42(c)	745,041	787,492
Trust 2012-121 NB, 7.00%, 11/25/42	797,275	888,000
Trust 2004-T1 1A2, 6.50%, 1/25/44	601,785	644,296
Trust 2004-W2 5A, 7.50%, 3/25/44	951,483	1,033,812
Trust 2004-W8 3A, 7.50%, 6/25/44	157,303	168,488
Trust 2005-W4 1A2, 6.50%, 8/25/45	1,814,626	1,935,724
Trust 2009-11 MP, 7.00%, 3/25/49	1,610,640	1,755,247
USD LIBOR 1-Month
+0.55%, 2.174%, 9/25/43	2,600,668	2,609,858
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	95,355	96,420
Series T-48 1A4, 5.538%, 7/25/33	14,995,133	15,787,146
Series T-51 1A, 6.50%, 9/25/43(c)	114,798	128,037
Series T-59 1A1, 6.50%, 10/25/43	5,160,787	5,446,606
Series 4281 BC, 4.50%, 12/15/43(c)	15,069,716	15,557,550
USD LIBOR 1-Month
+0.61%, 1.934%, 9/15/43	5,897,517	5,951,639
Ginnie Mae
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 0.883%, 2/20/67	10,645,174	10,431,389
+0.41%, Series 2022-H06 FC, 0.856%, 8/20/68	42,858,689	42,064,320
+0.82%, Series 2022-H04 HF, 1.591%, 2/20/72	8,190,298	8,173,796
+0.67%, Series 2022-H09 FA, 1.441%, 4/20/72	20,329,844	20,104,512
+0.74%, Series 2022-H09 FC, 1.511%, 4/20/72	25,004,193	24,834,810
+0.97%, Series 2022-H11 EF, 1.741%, 5/20/72	16,934,241	17,031,444
USD LIBOR 1-Month
+0.62%, 1.423%, 9/20/64	2,325,355	2,307,790
+0.70%, 1.503%, 1/20/70	17,058,236	16,748,463
+0.65%, 1.453%, 1/20/70	21,943,526	21,569,104
USD LIBOR 12-Month
+0.30%, 0.756%, 1/20/67	15,008,874	14,684,405
+0.23%, 0.458%, 10/20/67	13,648,019	13,401,601
+0.23%, 0.458%, 10/20/67	8,315,355	8,165,470
+0.06%, 0.643%, 12/20/67	20,085,147	19,429,000
+0.08%, 2.709%, 5/20/68	4,961,710	4,815,135
+0.25%, 0.495%, 6/20/68	15,563,814	15,226,043
+0.28%, 1.228%, 11/20/68	20,632,503	19,958,734
+0.25%, 0.706%, 12/20/68	2,284,498	2,211,263
		330,683,508
Federal Agency Mortgage Pass-Through: 10.1%
Fannie Mae, 15 Year
4.50%, 1/1/25 - 1/1/27	1,421,563	1,453,426
3.50%, 1/1/27 - 12/1/29	3,011,743	3,009,478
Fannie Mae, 20 Year

	Par Value	Value
4.00%, 11/1/30 - 2/1/37	$ 14,979,899	$ 15,213,776
4.50%, 1/1/31 - 12/1/34	23,735,338	24,126,293
3.50%, 4/1/36 - 4/1/37	9,386,840	9,327,932
Fannie Mae, 30 Year
6.50%, 12/1/28 - 8/1/39	6,731,833	7,200,533
5.50%, 7/1/33 - 8/1/37	4,221,426	4,523,014
6.00%, 9/1/36 - 8/1/37	5,982,434	6,496,988
7.00%, 8/1/37	160,476	176,437
4.50%, 3/1/40	635,716	654,398
5.00%, 12/1/48 - 3/1/49	4,163,744	4,304,998
2.50%, 6/1/50 - 10/1/50	148,290,846	134,377,665
2.00%, 9/1/50 - 12/1/50	103,734,224	90,539,047
3.00%, 3/1/52	35,940,862	33,645,176
3.50%, 5/1/52 - 6/1/52	73,830,979	71,382,182
3.50%, 5/1/52	112,360,437	108,677,398
3.50%, 6/1/52	86,483,031	83,614,619
Fannie Mae, 40 Year
4.50%, 6/1/56	15,976,021	16,569,819
Fannie Mae, Hybrid ARM
1.988%, 9/1/34(c)	287,531	288,640
1.56%, 12/1/34(c)	311,638	310,345
2.004%, 1/1/35(c)	409,455	414,066
1.952%, 1/1/35(c)	412,618	422,345
1.742%, 8/1/35(c)	205,370	203,699
2.271%, 5/1/37(c)	459,681	457,677
2.045%, 7/1/39(c)	168,376	167,807
2.03%, 11/1/40 - 12/1/40(c)	680,563	693,500
1.80%, 11/1/43(c)	1,203,722	1,215,623
2.233%, 4/1/44(c)	2,189,050	2,202,236
1.85%, 11/1/44 - 12/1/44(c)	5,814,122	5,881,534
2.842%, 9/1/45(c)	697,514	714,248
2.84%, 12/1/45(c)	1,930,626	1,970,657
2.637%, 1/1/46(c)	1,946,610	1,980,948
2.95%, 4/1/46(c)	2,080,853	2,064,470
2.508%, 12/1/46(c)	3,889,985	3,793,079
3.188%, 6/1/47(c)	1,958,261	1,971,771
3.069%, 7/1/47(c)	2,748,136	2,762,073
2.684%, 8/1/47(c)	4,348,480	4,464,752
3.302%, 1/1/49(c)	1,782,807	1,782,441
1.921%, 4/1/52(c)	17,548,465	16,417,344
1.961%, 4/1/52(c)	41,951,766	38,621,344
2.329%, 4/1/52(c)	22,358,095	20,886,113
Freddie Mac, Hybrid ARM
3.493%, 5/1/34(c)	385,738	389,219
2.375%, 10/1/35(c)	726,547	757,253
2.84%, 4/1/37(c)	787,408	802,760
2.051%, 9/1/37(c)	646,918	665,671
2.114%, 1/1/38(c)	144,511	143,760
2.537%, 2/1/38(c)	504,527	519,308
2.188%, 7/1/38(c)	67,595	70,031
2.25%, 10/1/38(c)	294,069	292,887
2.293%, 10/1/41(c)	187,782	192,045
2.44%, 8/1/42(c)	801,054	817,713
3.088%, 5/1/44(c)	2,314,500	2,349,262
3.36%, 5/1/44(c)	147,885	151,391
3.365%, 6/1/44(c)	917,203	932,099
1.87%, 6/1/44(c)	858,743	874,489
2.215%, 1/1/45(c)	2,707,557	2,741,009
2.752%, 10/1/45(c)	1,653,026	1,684,050
2.816%, 10/1/45(c)	1,727,885	1,771,343
3.279%, 7/1/47(c)	1,819,750	1,831,088
3.256%, 1/1/49(c)	6,127,482	6,120,745
3.713%, 3/1/49(c)	1,102,994	1,106,171
2.322%, 5/1/52(c)	15,780,371	14,704,609

PAGE 9 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
2.026%, 5/1/52(c)	$ 47,189,938	$ 43,449,718
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	930,734	952,667
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	847,290	889,677
4.50%, 4/1/31 - 6/1/31	3,068,561	3,124,250
Freddie Mac Gold, 30 Year
7.47%, 3/17/23	3,117	3,128
6.50%, 12/1/32 - 4/1/33	2,124,319	2,273,696
7.00%, 11/1/37 - 9/1/38	1,825,030	1,996,438
5.50%, 12/1/37	175,837	189,027
6.00%, 2/1/39	507,381	545,643
4.50%, 9/1/41 - 6/1/42	12,973,687	13,367,630
Freddie Mac Pool, 30 Year
2.50%, 6/1/50 - 2/1/51	142,422,174	129,293,212
2.00%, 9/1/50	88,578,680	77,276,414
3.00%, 2/1/52	84,432,592	79,113,178
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	74,052	75,174
UMBS TBA, 30 Year
3.50%, 9/1/52(d)	259,499,000	248,830,181
		1,365,276,827
		1,695,960,335
		1,964,876,063
Corporate: 14.0%
Financials: 5.0%
Bank of America Corp.
6.25%, (e)(f)(g)	10,170,000	9,885,240
6.10%, (e)(f)(g)	16,008,000	15,762,757
3.004%, 12/20/23(g)	15,589,000	15,537,897
4.20%, 8/26/24	5,825,000	5,836,138
4.45%, 3/3/26	3,970,000	3,950,800
4.25%, 10/22/26	2,970,000	2,928,150
4.183%, 11/25/27	7,925,000	7,701,956
3.846%, 3/8/37(g)	18,975,000	16,401,025
Barclays PLC (United Kingdom)
4.836%, 5/9/28	4,525,000	4,353,066
BNP Paribas SA (France)
4.375%, 9/28/25(b)	8,223,000	8,095,695
4.625%, 3/13/27(b)	12,175,000	11,915,955
Boston Properties, Inc.
3.80%, 2/1/24	5,000,000	4,974,678
3.65%, 2/1/26	9,941,000	9,650,954
2.75%, 10/1/26	18,500,000	17,243,479
2.90%, 3/15/30	6,200,000	5,273,078
3.25%, 1/30/31	5,850,000	5,017,580
Capital One Financial Corp.
3.50%, 6/15/23	3,449,000	3,429,383
4.20%, 10/29/25	10,175,000	10,039,106
2.636%, 3/3/26(g)	6,775,000	6,396,754
4.927%, 5/10/28(g)	10,075,000	9,978,102
5.268%, 5/10/33(g)	4,975,000	4,885,233
Citigroup, Inc.
5.95%, (e)(f)(g)	15,590,000	15,275,082
5.95%, (e)(f)(g)	48,477,000	45,003,692
6.25%, (e)(f)(g)	45,886,000	44,733,569
3.785%, 3/17/33(g)	15,725,000	14,168,116
USD LIBOR 3-Month
+6.37%, 7.609%, 10/30/40(e)	37,080,925	39,824,914
Goldman Sachs Group, Inc.
3.615%, 3/15/28(g)	32,125,000	30,403,761
HSBC Holdings PLC (United Kingdom)
4.30%, 3/8/26	11,462,000	11,343,037
4.762%, 3/29/33(g)	35,075,000	32,352,036

	Par Value	Value
6.50%, 5/2/36	$ 17,805,000	$ 18,945,097
6.50%, 9/15/37	3,265,000	3,483,555
JPMorgan Chase & Co.
6.10%, (e)(f)(g)	73,080,000	68,242,104
1.04%, 2/4/27(g)	17,500,000	15,477,407
8.75%, 9/1/30(e)	25,692,000	31,387,485
2.739%, 10/15/30(g)	5,000,000	4,362,517
2.956%, 5/13/31(g)	11,793,000	10,181,883
Lloyds Banking Group PLC (United Kingdom)
4.65%, 3/24/26	3,100,000	3,037,187
3.75%, 3/18/28(g)	8,025,000	7,637,212
UniCredit SPA (Italy)
7.296%, 4/2/34(b)(g)	27,210,000	25,004,215
5.459%, 6/30/35(b)(g)	7,325,000	5,919,946
UnitedHealth Group, Inc.
4.20%, 5/15/32	5,390,000	5,385,604
4.75%, 5/15/52	3,150,000	3,148,391
Unum Group
6.75%, 12/15/28	8,417,000	8,889,025
Wells Fargo & Co.
5.875%, (e)(f)(g)	27,987,000	27,284,526
4.10%, 6/3/26	3,376,000	3,320,662
4.30%, 7/22/27	16,645,000	16,460,833
2.572%, 2/11/31(g)	12,005,000	10,319,822
		680,848,704
Industrials: 8.2%
AbbVie, Inc.
3.80%, 3/15/25	7,000,000	6,943,964
3.20%, 11/21/29	4,500,000	4,139,734
4.05%, 11/21/39	10,550,000	9,407,760
AT&T, Inc.
2.55%, 12/1/33	4,400,000	3,569,428
3.50%, 9/15/53	39,285,000	29,777,973
3.55%, 9/15/55	6,050,000	4,532,902
3.80%, 12/1/57	4,200,000	3,243,756
3.65%, 9/15/59	12,662,000	9,483,178
Bayer AG (Germany)
4.375%, 12/15/28(b)	10,100,000	9,834,612
British American Tobacco PLC (United Kingdom)
3.75%, (e)(g)(h)(i)	78,928,000	57,189,144
2.259%, 3/25/28	2,725,000	2,282,831
2.726%, 3/25/31	5,415,000	4,288,699
4.742%, 3/16/32	24,190,000	21,499,743
3.734%, 9/25/40	1,100,000	771,309
4.54%, 8/15/47	5,000,000	3,666,030
3.984%, 9/25/50	3,525,000	2,428,553
5.65%, 3/16/52	6,300,000	5,436,339
Burlington Northern Santa Fe LLC(j)
5.72%, 1/15/24	878,712	889,975
5.629%, 4/1/24	2,183,042	2,209,808
5.342%, 4/1/24	1,107,104	1,108,885
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(b)	9,825,000	9,736,673
5.20%, 9/17/30(b)	14,400,000	12,328,848
3.875%, 7/11/31(b)	13,105,000	9,828,750
Charter Communications, Inc.
4.50%, 5/1/32	14,925,000	12,084,773
4.40%, 4/1/33	2,475,000	2,209,774
4.50%, 6/1/33(b)	12,105,000	9,538,982
4.25%, 1/15/34(b)	5,850,000	4,519,125
6.55%, 5/1/37	11,000,000	11,014,023

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund ■; PAGE 10

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
6.75%, 6/15/39	$ 6,160,000	$ 6,124,353
6.484%, 10/23/45	43,687,000	42,471,177
5.75%, 4/1/48	3,700,000	3,316,512
5.25%, 4/1/53	12,475,000	10,541,542
Cigna Corp.
4.125%, 11/15/25	10,000,000	10,010,963
4.50%, 2/25/26	4,000,000	4,039,929
7.875%, 5/15/27	17,587,000	20,263,449
4.375%, 10/15/28	5,211,000	5,170,785
Coca-Cola Co.
3.45%, 3/25/30	6,400,000	6,225,268
Cox Enterprises, Inc.
3.85%, 2/1/25(b)	14,626,000	14,450,597
3.35%, 9/15/26(b)	14,932,000	14,274,999
3.50%, 8/15/27(b)	16,200,000	15,370,931
CVS Health Corp.
4.30%, 3/25/28	2,538,000	2,511,147
4.78%, 3/25/38	10,450,000	9,891,505
5.05%, 3/25/48	8,025,000	7,681,916
4.25%, 4/1/50	9,646,000	8,304,564
Dillard's, Inc.
7.875%, 1/1/23	8,660,000	8,807,235
7.75%, 7/15/26	50,000	52,761
7.75%, 5/15/27	540,000	568,868
7.00%, 12/1/28	15,135,000	16,067,146
Dow, Inc.
7.375%, 11/1/29	3,353,000	3,891,667
9.40%, 5/15/39	3,286,000	4,694,596
Elanco Animal Health, Inc.
5.772%, 8/28/23	2,500,000	2,515,000
6.40%, 8/28/28	13,000,000	12,374,700
Exxon Mobil Corp.
4.227%, 3/19/40	5,545,000	5,239,629
4.327%, 3/19/50	4,532,000	4,272,251
FedEx Corp.
4.25%, 5/15/30	3,575,000	3,470,038
5.25%, 5/15/50	4,100,000	4,082,262
Ford Motor Credit Co. LLC(j)
4.25%, 9/20/22	4,243,000	4,233,708
4.14%, 2/15/23	5,166,000	5,139,359
4.375%, 8/6/23	3,405,000	3,371,631
3.81%, 1/9/24	14,363,000	13,934,943
5.125%, 6/16/25	16,100,000	15,374,212
3.375%, 11/13/25	9,350,000	8,419,395
4.389%, 1/8/26	18,850,000	17,361,981
4.542%, 8/1/26	18,304,000	16,744,885
2.70%, 8/10/26	12,700,000	10,822,305
4.95%, 5/28/27	10,000,000	9,287,500
HCA Healthcare, Inc.
3.125%, 3/15/27(b)	3,575,000	3,247,982
4.125%, 6/15/29	2,700,000	2,461,821
3.625%, 3/15/32(b)	23,325,000	19,677,025
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(b)	25,425,000	25,164,648
3.50%, 7/26/26(b)	7,800,000	7,308,592
3.875%, 7/26/29(b)	21,150,000	19,040,099
Kinder Morgan, Inc.
5.50%, 3/1/44	20,643,000	19,338,270
5.40%, 9/1/44	15,719,000	14,483,091
5.55%, 6/1/45	9,600,000	9,041,220
Macy's, Inc.
6.70%, 7/15/34(b)	2,539,000	2,365,637
Microchip Technology, Inc.
.983%, 9/1/24(b)	19,714,000	18,384,159

	Par Value	Value
Occidental Petroleum Corp.
2.90%, 8/15/24	$ 7,900,000	$ 7,627,012
Oracle Corp.
1.65%, 3/25/26	13,990,000	12,531,664
2.80%, 4/1/27	6,350,000	5,791,247
2.95%, 4/1/30	10,750,000	9,180,476
3.60%, 4/1/50	8,288,000	5,757,328
Prosus NV(j) (Netherlands)
4.85%, 7/6/27(b)	14,200,000	12,993,000
3.68%, 1/21/30(b)	3,750,000	2,987,571
3.061%, 7/13/31(b)	38,650,000	28,454,630
4.193%, 1/19/32(b)	16,475,000	13,153,366
4.987%, 1/19/52(b)	23,775,000	17,069,261
RELX PLC (United Kingdom)
4.75%, 5/20/32	4,495,000	4,565,351
TC Energy Corp. (Canada)
5.625%, 5/20/75(e)(g)	20,570,000	19,413,528
5.30%, 3/15/77(e)(g)	28,160,000	25,062,400
5.50%, 9/15/79(e)(g)	6,850,000	6,099,439
5.60%, 3/7/82(e)(g)	19,781,000	17,951,257
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	27,037,000	25,978,501
7.20%, 7/18/36	11,596,000	8,804,205
7.721%, 6/4/38	8,212,000	6,335,558
The Williams Companies, Inc.
3.50%, 11/15/30	6,400,000	5,768,125
T-Mobile U.S., Inc.
2.25%, 2/15/26	6,800,000	6,119,274
3.375%, 4/15/29	6,500,000	5,687,500
3.875%, 4/15/30	13,475,000	12,575,626
3.50%, 4/15/31	6,525,000	5,633,881
4.375%, 4/15/40	2,675,000	2,387,777
4.50%, 4/15/50	1,775,000	1,574,964
3.40%, 10/15/52	13,745,000	10,150,257
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	12,050,000	11,959,625
5.25%, 6/6/29(b)	2,594,000	2,363,783
Union Pacific Corp.
6.176%, 1/2/31	3,692,936	3,955,585
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	11,154,174
3.55%, 3/22/51	5,225,000	4,188,739
VMware, Inc.
.60%, 8/15/23	4,050,000	3,914,195
1.40%, 8/15/26	19,765,000	17,486,318
4.65%, 5/15/27	7,887,000	7,846,240
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(e)(g)	16,900,000	16,578,055
Zoetis, Inc.
4.50%, 11/13/25	4,095,000	4,147,717
		1,109,101,453
Utilities: 0.8%
Dominion Energy
5.75%, 10/1/54(e)(g)	22,950,000	21,316,937
Enel SPA (Italy)
6.80%, 9/15/37(b)	13,700,000	15,129,475
6.00%, 10/7/39(b)	4,447,000	4,421,459
8.75%, 9/24/73(b)(e)(g)	5,000,000	5,128,450
NextEra Energy, Inc.
4.625%, 7/15/27	10,075,000	10,212,530
The Southern Co.
4.475%, 8/1/24	8,375,000	8,406,946

PAGE 11 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
5.113%, 8/1/27	$ 11,900,000	$ 11,998,914
4.00%, 1/15/51(e)(g)	19,036,000	17,065,393
3.75%, 9/15/51(e)(g)	12,450,000	10,578,392
+3%, 5.459%, 3/15/57(e)(g)	1,152,000	1,115,747
		105,374,243
		1,895,324,400
Total Debt Securities (Cost $4,609,640,287)		$4,321,980,762
Short-Term Investments: 3.0%
	Par Value/ Shares	Value
Repurchase Agreements: 2.6%
Bank of America(k) 1.45%, dated 6/30/22, due 7/1/22, maturity value $23,000,926	$23,000,000	$ 23,000,000
Bank of Montreal(k) 1.45%, dated 6/30/22, due 7/1/22, maturity value $60,002,417	60,000,000	60,000,000
Fixed Income Clearing Corporation(k) 0.60%, dated 6/30/22, due 7/1/22, maturity value $28,095,468	28,095,000	28,095,000
Nomura Holdings Inc.(k) 1.47%, dated 6/30/22, due 7/1/22, maturity value $82,003,348	82,000,000	82,000,000
Royal Bank of Canada(k) 1.47%, dated 6/30/22, due 7/1/22, maturity value $77,103,148	77,100,000	77,100,000
Standard Chartered(k) 1.47%, dated 6/30/22, due 7/1/22, maturity value $77,103,148	77,100,000	77,100,000
		347,295,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	54,697,304	54,697,304
Total Short-Term Investments (Cost $401,992,304)		$ 401,992,304
Total Investments In Securities (Cost $11,907,490,134)	102.9%	$13,924,075,659
Other Assets Less Liabilities	(2.9)%	(392,272,290)
Net Assets	100.0%	$13,531,803,369
(a)	Non-income producing
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.
(d)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Perpetual security: no stated maturity date.
(g)	Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.
(h)	The security is issued in Euro currency.
(i)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(j)	Subsidiary (see below)
(k)	Repurchase agreements are collateralized by:
Bank of America: U.S. Treasury Note 0.875%, 11/15/30. Total collateral value is $23,461,027.
Bank of Montreal: U.S. Treasury Bills 7/19/22-1/26/23, U.S. Treasury Notes 0.50%-4.375%, 11/30/23-8/15/51, and U.S. Treasury Inflation Indexed Notes 0.875%-2.125%, 2/15/40-2/15/49. Total collateral value is $61,202,466.

Fixed Income Clearing Corporation: U.S. Treasury Note 1.75%, 5/15/23. Total collateral value is $28,656,920.
Nomura Holdings: U.S. Treasury Notes 0.625%-4.625%, 12/31/27-8/15/51. Total collateral value is $83,643,419.
Royal Bank of Canada: U.S. Treasury Bill 12/22/22, U.S. Treasury Notes 1.625%-4.50%, 2/15/26-11/15/46, and U.S. Treasury Inflation Indexed Notes 0.125%-3.625%, 4/15/28-2/15/49. Total collateral value is $78,645,223.
Standard Chartered: U.S. Treasury Notes 0.125%-4.75%, 1/31/23-8/15/44, and U.S. Treasury Inflation Indexed Note 1.00%, 2/15/49. Total collateral value is $78,645,284.
*	Rounds to 0.0%.
In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
NY Shs: New York Registry Shares
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund ■; PAGE 12

Portfolio of Investments (unaudited)	June 30, 2022
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Short Position	(365)	9/16/22	$ (69,158,375)	$2,029,575
Euro-Bund Future— Short Position	(200)	9/8/22	(31,182,800)	(14,946)
Ultra 10 Year U.S. Treasury Note Future— Short Position	(1,625)	9/21/22	(206,984,375)	1,533,603
				$3,548,232
Written Call Options Contracts
Common Stocks	Counterparty	Number of Shares	Notional Amount	Exercise Price	Expiration Date	Value
Bank of America Corp.	Goldman Sachs	(4,400,000)	$(136,972,000)	$ 50.00	1/20/23	$ (243,426)
Booking Holdings, Inc.	Barclays	(33,000)	(57,716,670)	3,000.00	1/20/23	(389,646)
ConocoPhillips	Barclays	(1,400,000)	(125,734,000)	70.00	1/20/23	(34,873,318)
Microsoft Corp.	Citibank	(280,000)	(71,912,400)	360.00	6/16/23	(1,254,887)
Occidental Petroleum Corp.	JPMorgan	(4,000,000)	(235,520,000)	37.00	1/20/23	(97,844,664)
Schlumberger, Ltd.	Barclays	(2,800,000)	(100,128,000)	37.50	1/20/23	(13,277,457)
						$(147,883,398)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
EUR: Euro
Bank of America	9/14/22	USD	4,224,300	EUR	3,911,764	$ 104,309
Bank of America	9/14/22	USD	4,413,065	EUR	4,200,942	(11,498)
Barclays	9/14/22	USD	8,179,298	EUR	7,355,709	432,037
HSBC	9/14/22	USD	1,259,382	EUR	1,114,851	85,186
HSBC	9/14/22	USD	4,874,761	EUR	4,419,092	220,436
HSBC	9/14/22	USD	2,254,108	EUR	2,030,144	115,897
HSBC	9/14/22	USD	2,002,094	EUR	1,799,041	107,288
HSBC	9/14/22	USD	2,211,887	EUR	2,025,024	79,068
HSBC	9/14/22	USD	4,813,642	EUR	4,392,295	187,540
Morgan Stanley	9/14/22	USD	3,331,429	EUR	3,030,757	139,342
Bank of America	12/14/22	USD	9,498,314	EUR	8,901,000	50,219
HSBC	12/14/22	USD	4,499,832	EUR	4,213,955	26,869
HSBC	12/14/22	USD	4,198,053	EUR	3,987,603	(34,646)
Morgan Stanley	12/14/22	USD	8,058,686	EUR	7,558,562	35,541
Standard Chartered	12/14/22	USD	2,389,846	EUR	2,234,408	18,101
Unrealized gain on currency forward contracts						1,601,833
Unrealized loss on currency forward contracts						(46,144)
Net unrealized gain on currency forward contracts						$1,555,689
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 13 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2022
Assets:
Investments in securities, at value (cost $11,907,490,134)	$13,924,075,659
Unrealized appreciation on currency forward contracts	1,601,833
Deposits with broker for options contracts	150,590,000
Cash pledged as collateral for TBA securities	10,895,000
Cash	3,500
Receivable for variation margin for futures contracts	7,280,095
Receivable for investments sold	389,466,461
Receivable for Fund shares sold	3,963,329
Dividends and interest receivable	52,744,904
Expense reimbursement receivable	6
Prepaid expenses and other assets	42,983
14,540,663,770
Liabilities:
Unrealized depreciation on currency forward contracts	46,144
Cash received as collateral for currency forward contracts	730,000
Options written, at value (premiums received $57,829,815)	147,883,398
Payable for investments purchased	816,237,252
Payable for Fund shares redeemed	38,007,398
Management fees payable	5,710,949
Accrued expenses	245,260
1,008,860,401
Net Assets	$13,531,803,369
Net Assets Consist of:
Paid in capital	$10,889,163,426
Distributable earnings	2,642,639,943
$13,531,803,369
Class I
Total net assets	$13,531,142,823
Shares outstanding (par value $0.01 each, unlimited shares authorized)	139,486,651
Net asset value per share	$ 97.01
Class X
Total net assets	$ 660,546
Shares outstanding (par value $0.01 each, unlimited shares authorized)	6,809
Net asset value per share	$ 97.01
Statement of Operations (unaudited)
Six Months Ended June 30, 2022
Investment Income:
Dividends (net of foreign taxes of $5,799,678)	$ 116,297,044
Interest	65,733,243
182,030,287
Expenses:
Investment advisory fees	34,362,450
Administrative services fees
Class I	2,349,453
Class X	13
Custody and fund accounting fees	106,896
Transfer agent fees	605,182
Professional services	186,742
Shareholder reports	61,319
Registration fees	134,522
Trustees fees	198,572
Miscellaneous	172,318
Total expenses	38,177,467
Expenses reimbursed by investment manager	(13)
Net expenses	38,177,454
Net Investment Income	143,852,833
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	580,939,121
Futures contracts	45,227,944
Options written	3,581,100
Foreign currency transactions	151,962
Net change in unrealized appreciation/depreciation
Investments in securities	(2,206,558,556)
Futures contracts	32,708,408
Options written	(94,462,092)
Currency forward contracts	1,555,689
Foreign currency translation	(49,589)
Net realized and unrealized loss	(1,636,906,013)
Net Change in Net Assets From Operations	$(1,493,053,180)
See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund ■; PAGE 14

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Operations:
Net investment income	$ 143,852,833	$ 231,495,045
Net realized gain (loss)	629,900,127	1,624,678,843
Net change in unrealized appreciation/depreciation	(2,266,806,140)	788,615,297
	(1,493,053,180)	2,644,789,185
Distributions to Shareholders:
Class I	(241,018,882)	(1,530,839,991)
Class X	(844)	—
Total distributions	(241,019,726)	(1,530,839,991)
Fund Share Transactions:
Class I
Proceeds from sales of shares	862,411,324	1,632,585,779
Reinvestment of distributions	227,912,877	1,455,126,636
Cost of shares redeemed	(1,145,288,023)	(2,991,715,523)
Class X
Proceeds from sales of shares	665,996	—
Reinvestment of distributions	844	—
Net change from Fund share transactions	(54,296,982)	95,996,892
Total change in net assets	(1,788,369,888)	1,209,946,086
Net Assets:
Beginning of period	15,320,173,257	14,110,227,171
End of period	$13,531,803,369	$15,320,173,257
Share Information:
Class I
Shares sold	8,232,306	14,234,543
Distributions reinvested	2,166,200	13,461,551
Shares redeemed	(10,942,843)	(26,300,256)
Net change in shares outstanding	(544,337)	1,395,838
Class X
Shares sold	6,800	—
Distributions reinvested	9	—
Net change in shares outstanding	6,809	—
PAGE 15 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.
Debt securities, certain preferred stocks, equity-linked notes and derivatives traded over-the-counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses

Dodge & Cox Balanced Fund ■ PAGE 16

Notes to Financial Statements (unaudited)
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting    Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes    The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Equity-linked note    An equity-linked note is a structured security with a return linked to one or more underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.
To-Be-Announced securities    The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,265,811,536	$ —
Consumer Discretionary	383,805,858	—
Consumer Staples	317,259,445	—
Energy	917,229,223	—
Financials	2,022,075,766	—
Health Care	1,959,789,920	—
Industrials	678,092,490	—
Information Technology	1,580,690,093	—
Materials	51,214,254	—
Real Estate	24,134,008	—
Debt Securities
U.S. Treasury	—	286,981,248
Government-Related	—	174,799,051
Securitized	—	1,964,876,063
Corporate	—	1,895,324,400
Short-Term Investments
Repurchase Agreements	—	347,295,000
Money Market Fund	54,697,304	—

PAGE 17 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Total Securities	$9,254,799,897	$4,669,275,762
Other Investments
Futures Contracts
Appreciation	$ 3,563,178	$ —
Depreciation	(14,946)	—
Currency Forward Contracts
Appreciation	—	1,601,833
Depreciation	—	(46,144)
Written Call Options Contracts	—	(147,883,398)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Covered equity call options written     In return for the payment of an upfront premium, the buyer of a an equity call option has the right (but not the obligation) to buy a referenced stock at a predetermined strike price or to receive a payment equal to the profit from buying at the strike price or selling at the market price. If the Fund writes an equity call option, it records the premium it receives as a liability in the Statement of Assets and Liabilities. The liability is adjusted daily to reflect the current market value of the option. If an option is exercised, the premium is added to the proceeds from the sale of the underlying reference stock in determining realized gain or loss. If an option expires unexercised, the premium received is treated as a realized gain. If an option is closed, the difference between the premium received and the cost of the closing transaction is treated as realized gain or loss. Changes in the value of an open equity call option written are recorded as unrealized appreciation or depreciation and any realized gains or losses are recorded at the closing or expiration of the option in the Statement of Operations.
If the Fund writes a covered equity call option, it foregoes the opportunity to gain from increases in the price of the underlying stock above the sum of the premium and the strike price, but retains the risk of loss should the price of the underlying stock decline.
The Fund wrote over-the-counter covered equity call options referencing single stocks in order to express its opinion about the future value of the stock.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short equity index futures contracts to reduce the exposure of the Fund’s equity allocation to a general downturn in the equity markets.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information    The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$1,601,833	$ 1,601,833
Futures contracts(a)	3,563,178	—	3,563,178
	$ 3,563,178	$1,601,833	$ 5,165,011
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$ 46,144	$ 46,144
Futures contracts(a)	14,946	—	14,946
Options written	147,883,398	—	147,883,398
	$147,898,344	$ 46,144	$147,944,488
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.

Dodge & Cox Balanced Fund ■ PAGE 18

Notes to Financial Statements (unaudited)
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$ 45,227,944	$ —	$ 45,227,944
Options written	3,581,100	—	3,581,100
	$ 48,809,044	$ —	$ 48,809,044
Net change in unrealized appreciation/depreciation
Futures contracts	$ 32,708,408	$ —	$ 32,708,408
Options written	(90,053,583)	—	(90,053,583)
Currency forward contracts	—	1,555,689	1,555,689
	$(57,345,175)	$1,555,689	$(55,789,486)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-4%
Currency forward contracts	USD total value	0-4%
Options written	USD delta adjusted notional value	1-3%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$ 154,528	$ (11,498)	$ —	$143,030
Barclays	432,037	(48,540,421)	48,108,384	—
Citibank	—	(1,254,887)	1,200,000	(54,887)
Goldman Sachs	—	(243,426)	243,426	—
HSBC	822,284	(34,646)	(730,000)	57,638
JPMorgan	—	(97,844,664)	97,844,664	—
Morgan Stanley	174,883	—	—	174,883
Standard Chartered	18,101	—	—	18,101
	$1,601,833	$(147,929,542)	$146,666,474	$338,765
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee    From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee    Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement    Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the six months ended June 30, 2022, Dodge & Cox reimbursed expenses of $13.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax

PAGE 19 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited)
differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), redemptions in-kind, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$ 138,101,532	$ 269,242,523
Long-term capital gain	$ 102,917,350	$ 1,261,597,468
Class X
Ordinary income	$ 844	$ —
Long-term capital gain	$ —	$ —
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 2,681,520
Undistributed long-term capital gain	102,914,824
Deferred loss[1]	(5,802,028)
Net unrealized appreciation	4,276,918,533
Total distributable earnings	$4,376,712,849
[1]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At June 30, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$11,846,633,683
Unrealized appreciation	2,991,479,265
Unrealized depreciation	(998,986,951)
Net unrealized appreciation	1,992,492,314
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the six months ended June 30, 2022, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of $105,496,007 attributable to the redemptions in-kind. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an inter fund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2022, the Fund’s commitment fee amounted to $39,509 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 8: Purchases and Sales of Investments
For the six months ended June 30, 2022, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,298,071,307 and $1,798,541,498, respectively. For the six months ended June 30, 2022, purchases and sales of U.S. government securities aggregated $3,980,982,476 and $3,998,496,615, respectively.
Note 9: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 10: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.

Dodge & Cox Balanced Fund ■ PAGE 20

Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2022	2021	2020	2019	2018	2017
Class I
Net asset value, beginning of period	$109.41	$101.78	$101.60	$93.27	$107.00	$103.35
Income from investment operations:
Net investment income	1.35	1.74	2.19 (a)	2.48	2.20	2.28
Net realized and unrealized gain (loss)	(12.02)	17.51	5.03	15.35	(7.00)	10.45
Total from investment operations	(10.67)	19.25	7.22	17.83	(4.80)	12.73
Distributions to shareholders from:
Net investment income	(0.99)	(1.75)	(2.22)	(2.46)	(2.01)	(2.29)
Net realized gain	(0.74)	(9.87)	(4.82)	(7.04)	(6.92)	(6.79)
Total distributions	(1.73)	(11.62)	(7.04)	(9.50)	(8.93)	(9.08)
Net asset value, end of period	$97.01	$109.41	$101.78	$101.60	$93.27	$107.00
Total return	(9.88)%	19.28%	7.85%	19.62%	(4.61)%	12.59%
Ratios/supplemental data:
Net assets, end of period (millions)	$13,531	$15,320	$14,110	$15,747	$14,181	$16,387
Ratio of expenses to average net assets	0.52% (b)	0.52%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	1.96% (b)	1.51%	2.29% (a)	2.46%	2.06%	2.12%
Portfolio turnover rate	40%	49%	54%	35%	24%	19%
Class X(c)
Net asset value, beginning of period	$101.25
Income from investment operations:
Net investment income	0.57
Net realized and unrealized gain (loss)	(4.24)
Total from investment operations	(3.67)
Distributions to shareholders from:
Net investment income	(0.57)
Net realized gain	—
Total distributions	(0.57)
Net asset value, end of period	$97.01
Total return	(3.63)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1
Ratio of expenses to average net assets	0.41% (b)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.46% (b)
Ratio of net investment income to average net assets	2.75% (b)
Portfolio turnover rate	40%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.11 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 2.17%.
(b)	Annualized
(c)	From 5/2/2022 (commencement of operations) to 6/30/2022
See accompanying Notes to Financial Statements
PAGE 21 ■ Dodge & Cox Balanced Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On February 9, 2022, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) approved a proposal by Dodge & Cox to replace the Investment Management Agreements (collectively, the “Prior Agreements”) then in effect between Dodge & Cox and each series of the Trust (each a “Fund”) with two new agreements:
■	An Investment Advisory Agreement, under which Dodge & Cox would provide portfolio management services to each Fund, and
■	An Administrative and Shareholder Services Agreement (the “Administrative Agreement”), under which Dodge & Cox would provide a wide range of administrative and shareholder services to each Fund and the Funds’ shareholders.
In the following discussion, the Investment Advisory Agreement and the Administrative Agreement are collectively referred to as the “New Agreements.”
The proposal to replace the Prior Agreements with the New Agreements was accompanied by a proposal to create a new class of shares of each Fund (other than the Emerging Markets Stock Fund).  The new share class, known as Class X, is designed for investment by certain defined contribution employee retirement benefit plans (“Defined Contribution Plans”) and is a so-called “clean share” class.  “Clean shares” (also known as “unbundled shares”) refers to a class of mutual fund shares that is subject to no sales loads and no Rule 12b-1 distribution fees, and as to which neither the fund nor its sponsor organization makes any payments to financial intermediaries or retirement plan sponsors or servicers with respect to their customers’ or plan participants’ investments in the fund.  In conjunction with the creation of Class X shares, the existing shares of each of the Funds were redesignated as “Class I” shares.  Under the Administrative Agreement, the Class X shares bear a lower fee rate (0.05% annually of average net assets) than the Class I shares (0.10% annually of average net assets).
In conjunction with the proposal to create the Class X shares and replace the Prior Agreements with the New Agreements, Dodge & Cox represented to the Board that Defined Contribution Plans represent a substantial portion of the aggregate assets of the Trust, and that many such Plans have indicated a desire to invest in a “clean share” class.  Class I shares of the Funds (other than the Emerging Markets Stock Fund) do not qualify as “clean shares” because Dodge & Cox, in its discretion and from its own assets, may make payments (“recordkeeping payments”) to certain employee benefit plan financial intermediaries for shareholder recordkeeping or other administrative services provided to Defined Contribution Plans that hold Class I shares of such Funds.  Dodge & Cox makes these payments at annual rates of up to 0.10% of the value of the Class I shares of the Stock, Global Stock, International Stock, and Balanced Funds and 0.08% of the value of the Class I shares of the Income and Global Bond Funds serviced by such intermediaries.  In conjunction with the proposal to create the Class X shares and replace the Prior Agreement with the New Agreements, Dodge & Cox agreed with the Trust that it would reimburse Fund expenses and/or waive a portion of its fees to the extent that the total expenses of the Class X shares of any Fund (excluding extraordinary expenses) would otherwise exceed a stated annual percentage of the net assets of such Class, through April 30, 2023 (the “Expense Reimbursement Agreement”).  The general effect of the Expense Reimbursement Agreement is to limit the total expense ratio of each Fund’s Class X shares to a percentage rate that is no higher than a Class X shareholder would have experienced if it had instead invested in Class I shares and received the benefit of a recordkeeping payment from Dodge & Cox at the maximum rate that Dodge & Cox may pay with respect to the Class I shares of that Fund.  Defined Contribution Plans that currently hold Class I shares are eligible to exchange those shares for Class X shares of the same Fund.
The Board’s approval of the New Agreements and of the creation of the Class X shares followed an extensive review of the proposals by the Board, beginning in the spring of 2021 when Dodge & Cox first introduced the proposals for consideration by the Board, and  continuing through the date of Board approval in February 2022.  During the course of this process, the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested extensive additional information from Dodge & Cox regarding the rationale for the proposals, the anticipated effects of the proposals on each Fund and on the shareholders of each share class, industry comparative data, and a number of possible alternatives to the proposals.  Throughout the process, the Board was advised by outside counsel to the Trust, and the Independent Trustees were advised by separate, independent counsel.  The New Agreements, the creation of  Class X shares, and the redesignation of each Fund’s existing shares as Class I shares all took effect at the beginning of May 2022.
In considering the New Agreements, the Board took into account that replacement of the Prior Agreements by the New Agreements was not intended to increase the aggregate fee rate payable by any Fund to Dodge & Cox, and was not expected to result in any increase in the expense ratio borne by the shareholders of any Fund.  In particular, for each Fund:
■	the aggregate fee rate, as a percentage of net assets, that the Class I shares of such Fund would pay under the New Agreements is no higher than the fee rate such Fund paid under the Prior Agreements,
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, before giving effect to the Expense Reimbursement Agreement, is lower than the rate such Fund paid under the Prior Agreements, and
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, after giving effect to the Expense Reimbursement Agreement, is no higher than the rate that a shareholder of such Fund would have experienced under the Prior Agreements, net of the benefit of the highest level of recordkeeping payments that Dodge & Cox has historically paid with respect to shares of that Fund.
The services that Dodge & Cox is obligated to provide to each Fund under the New Agreements include all of the services that Dodge & Cox has historically provided under the Prior Agreements.  In
Dodge & Cox Balanced Fund ■ PAGE 22

addition, the Administrative Agreement for each Fund obligates Dodge & Cox to bear the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar.  These fees and expenses were borne by the Funds under the Prior Agreements but will be borne by Dodge & Cox under the new Administrative Agreement.
In considering the proposed approval of the New Agreements in February 2022, the Board noted that in December 2021 it had voted unanimously to approve the extension of the Prior Agreements for a period of up to one year beginning January 1, 2022.  In conjunction with that approval of the Prior Agreements, the Board had considered factors including the scope and quality of the services provided to each Fund by Dodge & Cox; the investment performance of each Fund; comparisons of each Fund’s investment performance to that of other accounts managed by Dodge & Cox and/or other mutual funds; the fee rate payable by each Fund to Dodge & Cox under the relevant Prior Agreement, each Fund’s total expense ratio, and comparisons to the fee rates payable by and expense ratios of other mutual funds; comparisons of the fee rates payable by each Fund to fee rates payable by other accounts managed by Dodge & Cox, and differences in the scope of services Dodge & Cox provides, and the risks it incurs, in managing the Funds as compared to managing other accounts; possible economies and benefits of scale in the operation of the Funds and the extent to which such economies and benefits are shared between Dodge & Cox and the Funds; Dodge & Cox’s profitability; possible conflicts of interest between the Funds, on the one hand, and Dodge & Cox or its other clients, on the other; and any “fall-out benefits” to Dodge & Cox from its relationship with the Funds. A more detailed account of the factors considered and conclusions reached in connection with the Board’s December 2021 approval of the Prior Agreements is contained in the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
Because the Board had considered all of the factors listed in the preceding paragraph in connection with the December 2021 approvals of the Prior Agreements, and believed that the information it had received regarding those factors had not materially changed between December 2021 and February 2022, it did not reconsider those factors in detail as part of its February 2022 approval of the New Agreements, but instead focused its attention primarily on the rationale advanced by Dodge & Cox for replacing the Prior Agreement with the New Agreements, and on the differences between the Prior Agreements and the New Agreements.  These differences include the following:
■	the replacement, for each Fund, of a single Investment Management Agreement covering both portfolio management services and administrative and shareholder services with separate agreements, one relating to portfolio management services and the other relating to administrative and shareholder services
■	differential fee rates, under the new Administrative Services Agreement, for the Class X and Class I shares of each Fund (other than the Emerging Markets Stock Fund)
■	Dodge & Cox’s agreement, under the new Administrative Services Agreement, to assume responsibility for the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar—expenses that, under the Prior
Agreement, were the responsibility of the Funds rather than of Dodge & Cox.
With respect to the rationale for replacing the Prior Agreements with the New Agreements, the Trustees considered the importance of the Defined Contribution Plan market to the Funds, the substantial percentages of the assets of several of the Funds that are currently held by Defined Contribution Plans, the risk that Defined Contribution Plans that are current shareholders of the Funds might at some future time redeem their shares if the Funds did not make a “clean share” class available, and the likelihood that the Funds would be more attractive to Defined Contribution Plans that are not current shareholders if the Funds offer a “clean share” class.  The Trustees also considered Dodge & Cox’s view that various alternatives to creating a “clean share” class of each Fund were less likely to meet the needs of the Defined Contribution Plan market, and of current shareholders who are Defined Contribution Plans, than the creation of a “clean share” class.  The Trustees also considered the possible adverse effects on the Funds if substantial numbers of current Defined Contribution Plan shareholders were to leave the Funds, or if the Funds were to become uncompetitive in the Defined Contribution Plan market because of the lack of a “clean share” class.
With respect to the differential fee rates between the Class X and Class I shares under the Administration Agreement, the Trustees considered the differences in the services required by potential Class X shareholders and those required by the types of investors who will not be eligible to hold Class X shares and consequently will hold Class I shares.  The Trustees requested and reviewed extensive information regarding the fee levels paid by other mutual funds for the types of administrative and shareholder services (including transfer agency services) that the Funds will receive from Dodge & Cox or at its expense under the Administrative Agreement.  The Trustees also considered the quality of the administrative and shareholder services that Dodge & Cox provides to the Funds.  The Trustees also noted that the replacement of the Prior Agreements by the New Agreements was not expected to result in any increase in the expense ratio borne by any of the shareholders of any Fund, and that the Fund’s expense ratios are generally competitive in the current marketplace.
After considering all of the foregoing factors, the Board, including the Independent Trustees, concluded that the approval of the New Agreements was in the best interests of each of the Funds, and of each of the proposed share classes.
June 2022 Approvals
On June 1, 2022, the Board, including the Independent Trustees, voted to continue the Investment Advisory Agreement for each Fund for an additional year beginning July 1, 2022.  Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent counsel on May 11 and June 1, 2022, to discuss whether the Investment Advisory Agreement should be continued.  At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable.  In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling.  In reaching the decision to
PAGE 23 ■ Dodge & Cox Balanced Fund

continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
■	The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
■	The Board concluded that the nature, extent and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
■	The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Fees and Expense Ratios
■	The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group
■	For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
■	The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides thereunder.
■	In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
■	Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as dividends on the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
■	The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
■	The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
■	The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, compliance, and enhanced research capabilities despite these fluctuations.
■	The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
■	The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view, any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
■	Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations.
Dodge & Cox Balanced Fund ■ PAGE 24

 A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Fund’s fee rates are in general relatively lower from the first dollar.  As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide access to small investors at a reasonable cost.  In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has waived a significant portion of its fees from certain Funds in their early years of operations when those Funds are not yet operating at scale.  The Global Bond Fund has benefited from such a waiver since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021.
■	Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
■	The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Fall-Out Benefits
The Board concluded that “fall-out” benefits are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 25 ■ Dodge & Cox Balanced Fund

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Semi-Annual Report	2022 June 30, 2022

Income Fund | Class I (dodix) | Class X (doxix)
ESTABLISHED 1989
06/22 IF SAR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Income Fund — Class I had a total return of -9.65% for the six months ended June 30, 2022, compared to a return of -10.35% for the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg).
Market Commentary
The first half of 2022 was one of the worst six-month stretches on record for U.S. fixed income markets. The Bloomberg U.S. Agg returned -10.4% due to the duel effects of rising interest rates and widening credit spreads.
Bond markets were jarred by multiple factors over the period. These included lingering pandemic effects from emerging COVID-19 variants, the Russia-Ukraine War and its impact on commodity prices, China’s renewed lockdowns slowing supply chains, higher and broader inflation, the Federal Reserve’s (Fed) more aggressive pace of monetary policy tightening, and intensified concerns around a possible recession.
U.S. inflation soared to 9.1% for the year ended June 30 (as measured by the Consumer Price Index1)—the largest increase in 40 years. Higher energy prices led the surge but inflationary pressures were fairly broad-based. To combat inflation, the Fed raised the federal funds rate by 25 basis points (bps)2 in March, followed by a 50 bp hike in May and a 75 bp hike in June. Fed officials have signaled they will keep hiking aggressively this year and are “strongly committed” to returning inflation to their 2% target, while also warning that a potential recession could result from monetary tightening.
While market fears of a recession precipitated by aggressive monetary policy tightening have increased, recent U.S. economic data is mixed. On one hand, the job market has remained strong. Nonfarm payrolls increased by an average of 457,000 per month over the first half of the year, and the unemployment rate declined from 3.9% in December to 3.6% in June. On the other hand, economic output slowed in the first quarter and, based on early forecasts, may have contracted in the second quarter. Meanwhile, a closely-watched University of Michigan survey showed a startling drop in consumer sentiment to the lowest level in at least four decades.
The investment-grade Corporate sector returned –14.4%,3 underperforming comparable-duration4 Treasuries by 3.5 percentage points. Corporate spreads5 widened 63 bps to end June at 155 bps, their widest level since June 2020, as mixed corporate earnings, heightened geopolitical tensions, and rising recession risk weighed on sentiment. Meanwhile, Agency6 mortgage-backed securities (MBS) returned –8.8%, underperforming comparable-duration Treasuries by 1.6 percentage points. Mortgage rates climbed to their highest level since 2010; not surprisingly, prepayment speeds have declined significantly with less demand for refinancing.
Investment Strategy
The first half of 2022 was an unquestionably difficult environment for fixed income investors, but there are two silver linings. First, the Fund modestly outpaced the return of the Bloomberg U.S. Agg, primarily due to the Fund’s shorter duration, which mitigated the negative price impact of rapidly rising interest rates. And second, bond market yields, an important determinant of future return potential, are much higher and more attractive. In fact, the Bloomberg U.S. Agg’s yield, at 3.7%, is the highest in over 12 years and nearly two percentage points higher than it was six months ago. With higher starting yields, we are excited about the prospects for fixed income as an asset class. We are even more enthusiastic about the Fund’s outlook and the opportunity to add value through our active management approach.
With respect to portfolio positioning, we reduced the Fund’s credit7 weighting in 2021 to near its lowest level since 2007, as credit spreads narrowed to pre-Global Financial Crisis levels. In our view, this was insufficient compensation for the attendant risks. We invested the proceeds in U.S. Treasuries, “dry powder” that could be redeployed in a more opportunity-rich environment. That environment presented itself in the first half of 2022. We added significantly to the Fund’s Credit and Securitized sectors during this time, based on our bottom-up assessment of valuations and fundamentals for individual securities and issuers. We also extended the Fund’s duration slightly, though the portfolio remains positioned significantly shorter than the U.S. Agg.
We selectively lean into wider spread environments with the confidence that comes from decades of issue- and issuer-specific knowledge, and—just as importantly—we lean out of environments where optimistic market pricing may not provide sufficient compensation for the underlying risks. Over the past 18 months, we made changes to the portfolio that reflect our valuation discipline.
Economic Outlook and Portfolio Duration: Still Wary of Long-Term Interest Rate Risk
In June, we lengthened the portfolio’s duration by a quarter of a year. This followed the significant rise in yields over the first half of the year and reflected the increased probability that the Fed’s front-loaded hikes could induce a recession, leading to inflation decelerating more quickly than expected. Nevertheless, the Fund remains positioned with a duration below the Bloomberg U.S. Agg (5.2 years versus 6.4 years as of June 30).
Our expectations for Fed policy largely mirror market expectations: with the Fed turning significantly more hawkish in an effort to fight inflation, the market is pricing in a federal funds rate that peaks at 3.5% in mid-2023 (175 bps higher than June 30), followed by subsequent easing to around 3% by mid-2024. This expectation is meaningfully higher than at the start of the year (under 1% peak rate) or even just three months ago (2.5%).
We expect U.S. economic growth to slow materially in response to the Fed’s hikes and a challenged global economic picture. While the labor market has remained resilient, financial conditions have tightened substantially and interest-rate sensitive parts of the economy (e.g., housing) are starting to slow. Consumption and other growth indicators have also softened recently as support from fiscal policy has faded.
Inflation is likely to moderate, but at a gradual pace due to rising inflation in core services categories (e.g., shelter), which tend to be persistent, as well as lingering supply chain bottlenecks and continuing commodity market dislocations from the Russia-Ukraine War. Nevertheless, we believe inflation will fall towards 2.0% to 3.0% over the next couple of years in response to weaker demand, less tight labor markets, and easing of some supply-side constraints, providing room for the Fed to eventually unwind some of its rate hikes.
While yields in the broad fixed income market have risen considerably—offering more cushion in the case of rates rising further—we believe it is prudent to remain defensively positioned for three main reasons. First, price sensitivity is still high relative to the available level of income. Second, the yield curve is relatively flat,

PAGE 1 ■	Dodge & Cox Income Fund

meaning there is not much additional income offered for taking more duration risk. Third, inflation could remain persistently high for a longer period of time, causing federal funds and market rates to stay higher for longer as well.
The Credit Sector: Leaning into Opportunities Amid Market Volatility
We increased the Fund’s overall credit weighting to 45%,8 adding more than seven percentage points on a net basis since the end of last year. The bulk of our purchases occurred after corporate bond spreads rose substantially starting in March. We purchased securities in both the primary and secondary markets, adding to ten existing holdings, including Southern Company, British American Tobacco, HCA, and Prosus.9 We also initiated new positions in four issuers: Goldman Sachs, NextEra Energy, UnitedHealth Group, and UC Medical Center (taxable municipal bonds). In addition, we purchased a 1% position in an investment-grade corporate bond ETF to quickly add credit exposure in March, before substantially reducing the position in favor of specific credit securities.
A notable recent credit purchase is Goldman Sachs, a global systemically important U.S.-based bank whose equity we have held in other Funds for several years. Since the Global Financial Crisis, Goldman Sachs has significantly increased its deposit funding, diversified its business, raised its capital levels, and remained profitable across market environments. We are also reassured by the issuer’s strong management team and credit profile. Based on this view, we initiated a new position in Goldman Sachs bonds at attractive spread levels.
We believe the long-term total return prospects for a thoroughly researched and fundamentally strong portfolio of credit issuers are attractive. As a byproduct of our bottom-up underwriting and our expertise in less-understood areas of the fixed income universe (e.g., non-financial hybrids, non-U.S. domiciled issuers, certain below investment-grade securities), the Fund’s credit portfolio is substantially differentiated from the market. For example, it features fewer issuers (71 versus over 1,000) culled from a diverse set of industries (15), a higher yield premium (274 basis points versus 143 basis points) and a shorter duration (6.0 years versus 7.4 years) compared to the broad investment-grade Credit Index.10
Before we invest in any new issuer, our global industry analysts and fixed income credit analysts collaborate in thoroughly evaluating the issuer’s financials across a variety of scenarios. We pay particular attention to downside scenarios, examining each issuer’s ability to weather a prolonged downturn. The factors we review include balance sheet strength; access to capital markets and other liquidity options (e.g., monetizing non-critical assets) relative to upcoming obligations; and the ability/willingness to cut discretionary spending (including capital expenditures) and reduce dividends. Stress testing current and prospective portfolio companies gives us confidence in their repayment ability even in tough times, giving us confidence to move opportunistically in the face of attractive valuations despite the possibility of a recession.
The Securitized Sector: Taking Advantage of Market Shift
The Fund’s holdings in the Securitized sector consist predominantly of Agency MBS (39%), with a smaller weighting (5%) in primarily AAA-rated asset-backed securities (ABS). As a group, these securities can provide attractive total-return cash flows in the front to intermediate part of the yield curve. They can also play an important role in the overall portfolio because of their dependable liquidity and high credit quality.
Over the past several years, we have focused primarily on selecting securities with prepayment protection because of the high level of refinancing risk and disadvantageous prepayments. With the large increase in rates this year, however, most borrowers no longer have any incentive to refinance because the interest rate on their legacy mortgage is below the current market mortgage rate. As a result, nearly all MBS in the market are now priced below par. This is a paradigm shift in the market: securities with faster prepayments (made at par) are now desirable. Still, our bottom-up research process and valuation discipline underpin our efforts to add attractively priced, appropriate securities to the portfolio.
We adjusted the portfolio’s overall Agency MBS weighting in response to changes in both valuations and fundamentals. We found attractive opportunities in two areas of the market. First, we added to Ginnie Mae-guaranteed Home Equity Conversion Mortgages, as the robust U.S. housing market has led to new supply for home equity loans (and securitizations of them). These are out-of-benchmark, floating-rate securities with a compelling valuation relative to short-duration alternatives. Second, we added to hybrid ARMs (adjustable-rate mortgages), which are also out-of-benchmark securities that traded at attractive spreads during the period. Meanwhile, we reduced the portfolio’s TBA (to-be-announced) dollar roll position as the TBA “specialness” (or yield premium over current coupon MBS) has declined.
We did not make any significant changes to the portfolio’s ABS, which are primarily floating rate securities backed by 97% federally guaranteed student loans. These short-duration securities trade at attractive levels relative to ABS and MBS alternatives, and their floating rate coupon adds a defensive duration element to the portfolio. Consumer fundamentals remain favorable, though we expect credit metrics to deteriorate with higher rates and inflation, the end of student loan forbearance, and economic uncertainty. While student loan forgiveness proposals have received considerable public attention, the impact would be minimal for the Fund’s holdings as most of the securities are currently priced at a discount but would be paid off at par in such a scenario, representing a potential gain.
In Closing
An especially challenging period for fixed income investors has created opportunities in the current market and leaves us optimistic about the prospects for the portfolio. The Bloomberg U.S. Agg’s yield is significantly higher than it was six months ago, making prospective returns for fixed income—and the Income Fund—more attractive. Despite recent challenges, we believe the fixed income asset class continues to serve a vital portfolio role by providing investors with liquidity, current income, diversification, and, typically, low correlation to riskier asset classes over multi-year horizons.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 29, 2022
Dodge & Cox Income Fund ■	PAGE 2

1	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
2	One basis point is equal to 1/100th of 1%.
3	Sector returns as calculated and reported by Bloomberg.
4	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
5	Corporate refers to the Bloomberg U.S. Corporate Index.
6	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
7	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
8	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of June 30, 2022.
9	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
10	Credit Index refers to the Bloomberg U.S. Credit Index.
PAGE 3 ■	Dodge & Cox Income Fund

Year to Date Performance Review (unaudited)
The Fund underperformed the Bloomberg U.S. Agg by 0.70 percentage points year to date.
Key Detractors from Relative Results
■	Security selection was negative as several credit issuers underperformed, most notably Pemex, Prosus, Charter Communications, and UniCredit. Additionally, the Fund’s ABS holdings underperformed the ABS in the benchmark.
■	The Fund’s underweight to U.S. Treasuries and overweight to corporate bonds detracted from relative returns.
■	The Fund’s key rate duration positioning (e.g., underweight to the 20+ year key rates) detracted from relative returns.
Key Contributors to Relative Results
■	The Fund’s below-benchmark duration position significantly contributed to relative returns.
■	Certain credit issuers performed well, such as Ultrapar, NatWest Group, and Occidental Petroleum.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure of 23 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.
Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
Dodge & Cox Income Fund ■	PAGE 4

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On June 30, 2012
Average Annual Total Return
For Periods Ended June 30, 2022
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund
Class I	-9.95%	1.72%	2.58%	4.24%
Class X(a)	-9.95	1.72	2.58	4.24
Bloomberg U.S. Aggregate Bond Index	-10.29	0.88	1.54	3.57
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Income Fund
Class I	0.41%	0.41%
Class X	0.33% (b)	0.36%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Income Fund — Class X shares at 0.33% until April 30, 2023. This agreement cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund other than to the extent the total amount of such fee waivers and payments during a year exceeds the amount needed to limit the total expenses of the Class X shares for that year to 0.33%.
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade fixed income securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.
PAGE 5 ■	Dodge & Cox Income Fund

Portfolio Information (unaudited)	June 30, 2022
Sector Diversification	% of Net Assets
Securitized	45.4
Corporate	38.9
U.S. Treasury	14.4
Government-Related	4.6
Net Cash & Other(a)	(3.3)
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$ 903.50	$1.98	0.42%
Based on hypothetical 5% yearly return	1,000.00	1,022.71	2.11	0.42
Class X**
Based on actual return	$1,000.00	$ 985.00	$0.55	0.33%
Based on hypothetical 5% yearly return	1,000.00	1,007.80	0.55	0.33
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for Class I (to reflect the one-half year period) or multiplied by 61/365 for Class X (to reflect the period since inception of the share class).
**	Class X shares were established on 5/1/2022.
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Income Fund ■	PAGE 6

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities: 103.3%
	Par Value	Value
U.S. Treasury: 14.4%
U.S. Treasury Note/Bond
0.25%, 8/31/25	$ 500,000,000	$ 457,812,500
0.375%, 11/30/25	200,000,000	182,671,876
0.375%, 12/31/25	900,000,000	820,230,471
0.50%, 2/28/26	500,000,000	455,722,655
0.25%, 3/15/24	800,000,000	763,843,752
0.75%, 3/31/26	300,000,000	275,542,968
0.375%, 4/15/24	1,000,000,000	954,609,380
0.75%, 4/30/26	150,000,000	137,507,812
0.125%, 4/30/23	1,560,000,000	1,524,900,000
0.25%, 5/15/24	1,200,000,000	1,140,515,628
0.125%, 5/31/23	64,500,000	62,902,618
0.125%, 6/30/23	711,830,000	692,393,703
0.125%, 7/31/23	250,000,000	242,500,000
2.875%, 5/15/52	1,087,980,000	1,027,631,109
		8,738,784,472
Government-Related: 4.6%
Agency: 2.5%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	63,555,000	58,476,955
5.60%, 1/3/31	4,141,000	3,845,581
7.25%, 3/17/44	18,915,000	18,085,956
6.90%, 3/19/49	154,599,000	138,134,206
6.75%, 6/3/50	103,465,000	89,698,982
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	511,056,000	389,680,200
6.625%, 6/15/35	189,761,000	129,399,924
6.50%, 6/2/41	53,502,000	33,331,746
6.375%, 1/23/45	135,151,000	81,766,355
6.75%, 9/21/47	66,966,000	41,351,505
6.35%, 2/12/48	47,663,000	28,002,012
7.69%, 1/23/50	612,175,000	416,156,565
6.95%, 1/28/60	80,170,000	49,344,635
		1,477,274,622
Local Authority: 2.1%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	6,698,930
6.758%, 7/1/34	183,745,000	219,498,065
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,655,000	53,953,563
7.102%, 1/1/41	146,892,000	189,587,203
Regents of the UC Medical Center RB
4.563%, 5/15/53	98,330,000	96,558,998
State of California GO
7.50%, 4/1/34	80,226,000	102,969,437
7.30%, 10/1/39	183,965,000	237,978,357
State of Illinois GO
5.10%, 6/1/33	356,600,000	358,771,516
		1,266,016,069
		2,743,290,691
Securitized: 45.4%
Asset-Backed: 6.2%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2002-20L 1, 5.10%, 12/1/22	11,032	11,051
Series 2003-20G 1, 4.35%, 7/1/23	3,824	3,833
Series 2004-20L 1, 4.87%, 12/1/24	115,354	114,474
Series 2005-20B 1, 4.625%, 2/1/25	290,913	289,121
Series 2005-20D 1, 5.11%, 4/1/25	8,727	8,702
Series 2005-20E 1, 4.84%, 5/1/25	381,023	379,021
Series 2005-20G 1, 4.75%, 7/1/25	552,426	548,577
Series 2005-20H 1, 5.11%, 8/1/25	5,068	5,064

	Par Value	Value
Series 2005-20I 1, 4.76%, 9/1/25	$ 696,132	$ 685,998
Series 2006-20A 1, 5.21%, 1/1/26	566,706	566,843
Series 2006-20B 1, 5.35%, 2/1/26	169,468	170,405
Series 2006-20C 1, 5.57%, 3/1/26	754,922	759,139
Series 2006-20G 1, 6.07%, 7/1/26	1,360,923	1,372,158
Series 2006-20H 1, 5.70%, 8/1/26	13,260	13,495
Series 2006-20I 1, 5.54%, 9/1/26	20,193	20,294
Series 2006-20J 1, 5.37%, 10/1/26	479,643	479,913
Series 2006-20L 1, 5.12%, 12/1/26	538,851	537,195
Series 2007-20A 1, 5.32%, 1/1/27	1,218,662	1,225,941
Series 2007-20C 1, 5.23%, 3/1/27	1,885,434	1,923,251
Series 2007-20D 1, 5.32%, 4/1/27	1,452,219	1,463,291
Series 2007-20G 1, 5.82%, 7/1/27	1,384,065	1,409,382
		11,987,148
Other: 1.0%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(a)	211,332,323	218,728,954
9.75%, 1/6/27(a)	168,043,058	178,192,859
8.20%, 4/6/28(a)	185,318,448	191,841,657
		588,763,470
Student Loan: 5.2%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.25%, 2.874%, 6/25/65(a)	240,001,558	236,349,647
+1.15%, 2.774%, 3/25/66(a)	218,889,615	215,395,348
+1.30%, 2.924%, 3/25/66(a)	150,828,000	151,946,179
+0.80%, 2.424%, 7/26/66(a)	232,209,689	224,603,405
+1.05%, 2.674%, 7/26/66(a)	369,329,000	364,378,034
+1.15%, 2.774%, 7/26/66(a)	230,175,574	230,037,929
+1.00%, 2.624%, 9/27/66(a)	119,429,000	116,710,079
+1.05%, 2.674%, 12/27/66(a)	161,851,395	159,434,662
+0.72%, 2.344%, 3/25/67(a)	96,785,000	94,165,756
+0.80%, 2.424%, 3/25/67(a)	181,973,000	176,416,618
+0.68%, 2.304%, 6/27/67(a)	185,139,912	179,078,469
+1.00%, 2.624%, 2/27/68(a)	93,137,620	90,888,589
+0.83%, 2.454%, 7/25/68(a)	59,841,016	58,320,605
+0.81%, 2.434%, 7/25/68(a)	63,945,000	62,297,419
+1.05%, 2.674%, 6/25/69(a)	41,561,046	41,100,395
+0.90%, 1.04%, 8/26/69(a)	63,323,269	62,399,592
+0.60%, 2.224%, 12/26/69(a)	49,534,831	47,859,028
+0.70%, 2.324%, 2/25/70(a)	207,356,156	199,369,834
+0.55%, 0.70%, 2/25/70(a)	85,129,900	82,269,688
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(a)	2,506,581	2,501,435
Series 2017-A A2A, 2.88%, 12/16/58(a)	7,668,594	7,606,199
SLM Student Loan Trust
USD LIBOR 1-Month
+1.20%, 2.824%, 10/25/34	24,472,572	24,329,457
USD LIBOR 3-Month
+0.63%, 1.814%, 1/25/40(a)	104,621,125	102,005,492
+0.17%, 1.354%, 7/25/40	13,626,000	12,821,104
+0.55%, 1.734%, 10/25/64(a)	54,152,959	52,526,670
+0.55%, 1.734%, 10/25/64(a)	24,265,849	23,537,223
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(a)	10,259,232	10,036,756
Series 2017-B A2A, 2.82%, 10/15/35(a)	11,809,552	11,429,890

PAGE 7 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
Series 2018-A A2A, 3.50%, 2/15/36(a)	$ 50,171,075	$ 48,889,756
Series 2018-B A2A, 3.60%, 1/15/37(a)	36,519,372	35,636,392
Series 2021-A APT2, 1.07%, 1/15/53(a)	41,044,626	36,283,228
		3,160,624,878
		3,761,375,496
CMBS: 0.5%
Agency CMBS: 0.5%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.484%, 3/25/26(b)	111,280,404	4,621,319
Series K056 X1, 1.391%, 5/25/26(b)	39,105,268	1,549,128
Series K062 X1, 0.425%, 12/25/26(b)	304,780,579	3,707,838
Series K064 X1, 0.74%, 3/25/27(b)	384,166,451	9,358,487
Series K065 X1, 0.809%, 4/25/27(b)	463,537,828	12,672,661
Series K066 X1, 0.888%, 6/25/27(b)	372,223,836	11,563,841
Series K067 X1, 0.711%, 7/25/27(b)	469,389,816	11,732,962
Series K069 X1, 0.478%, 9/25/27(b)	93,427,842	1,557,601
Series K070 X1, 0.458%, 11/25/27(b)	196,327,611	3,088,449
Series K071 X1, 0.417%, 11/25/27(b)	252,973,000	3,407,420
Series K089 X1, 0.687%, 1/25/29(b)	515,327,589	16,138,205
Series K091 X1, 0.705%, 3/25/29(b)	258,870,091	8,459,357
Series K092 X1, 0.853%, 4/25/29(b)	484,015,954	19,983,518
Series K093 X1, 1.093%, 5/25/29(b)	231,316,171	12,390,335
Series K094 X1, 1.015%, 6/25/29(b)	320,711,607	16,317,261
Series K095 X1, 1.084%, 6/25/29(b)	223,457,128	12,188,380
Series K096 X1, 1.258%, 7/25/29(b)	543,052,862	35,536,347
Series K097 X1, 1.218%, 7/25/29(b)	243,629,258	15,604,430
Series K098 X1, 1.268%, 8/25/29(b)	470,343,965	31,352,329
Series K099 X1, 1.004%, 9/25/29(b)	512,541,848	26,947,503
Series K101 X1, 0.948%, 10/25/29(b)	196,905,572	9,805,760
Series K102 X1, 0.946%, 10/25/29(b)	549,241,148	27,444,591
Series K152 X1, 1.102%, 1/25/31(b)	123,078,313	7,469,733
Series K154 X1, 0.436%, 11/25/32(b)	368,518,925	8,498,120
Series K-1511 X1, 0.929%, 3/25/34(b)	174,667,906	11,151,166
		322,546,741
		322,546,741
Mortgage-Related: 38.7%
Federal Agency CMO & REMIC: 6.7%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	20,858	21,888
Series 1997-2 Z, 7.50%, 6/15/27	2,554,253	2,694,490
Series 1998-2 2A, 8.611%, 8/15/27(b)	3,248	3,370
Series 1998-1 1A, 8.293%, 3/15/28(b)	26,339	27,283
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	86,853	91,756
Trust 1998-58 PC, 6.50%, 10/25/28	550,741	583,136
Trust 2001-69 PQ, 6.00%, 12/25/31	675,794	723,230
Trust 2002-33 A1, 7.00%, 6/25/32	1,028,153	1,100,176
Trust 2002-69 Z, 5.50%, 10/25/32	93,359	98,010
Trust 2008-24 GD, 6.50%, 3/25/37	385,520	406,810
Trust 2007-47 PE, 5.00%, 5/25/37	991,313	1,022,854
Trust 2009-53 QM, 5.50%, 5/25/39	44,465	44,576
Trust 2009-30 AG, 6.50%, 5/25/39	2,938,544	3,169,590
Trust 2009-40 TB, 6.00%, 6/25/39	1,223,010	1,308,514
Trust 2001-T3 A1, 7.50%, 11/25/40	50,589	53,032

	Par Value	Value
Trust 2010-123 WT, 7.00%, 11/25/40	$12,187,027	$13,387,231
Trust 2001-T7 A1, 7.50%, 2/25/41	61,769	68,482
Trust 2001-T5 A2, 6.974%, 6/19/41(b)	23,359	24,929
Trust 2001-T5 A3, 7.50%, 6/19/41(b)	125,734	134,014
Trust 2001-T4 A1, 7.50%, 7/25/41	919,015	1,009,096
Trust 2011-58 AT, 4.00%, 7/25/41	3,665,485	3,730,257
Trust 2001-T10 A1, 7.00%, 12/25/41	942,074	1,001,924
Trust 2013-106 MA, 4.00%, 2/25/42	10,393,785	10,244,278
Trust 2002-W6 2A1, 7.00%, 6/25/42(b)	1,220,457	1,233,103
Trust 2002-W8 A2, 7.00%, 6/25/42	785,581	861,593
Trust 2002-90 A1, 6.50%, 6/25/42	2,356,053	2,546,397
Trust 2002-T16 A3, 7.50%, 7/25/42	1,978,374	2,210,544
Trust 2003-W2 1A2, 7.00%, 7/25/42	4,004,788	4,377,074
Trust 2003-W4 3A, 5.158%, 10/25/42(b)	1,116,682	1,181,546
Trust 2012-121 NB, 7.00%, 11/25/42	425,258	473,649
Trust 2003-W1 2A, 5.354%, 12/25/42(b)	1,416,399	1,431,196
Trust 2003-7 A1, 6.50%, 12/25/42	1,924,197	2,053,815
Trust 2004-T1 1A2, 6.50%, 1/25/44	781,878	837,111
Trust 2004-W2 2A2, 7.00%, 2/25/44	90,815	98,493
Trust 2004-W2 5A, 7.50%, 3/25/44	1,501,655	1,631,588
Trust 2004-W8 3A, 7.50%, 6/25/44	1,117,797	1,197,283
Trust 2004-W15 1A2, 6.50%, 8/25/44	342,662	365,665
Trust 2005-W1 1A3, 7.00%, 10/25/44	3,439,217	3,615,021
Trust 2001-79 BA, 7.00%, 3/25/45	248,472	265,356
Trust 2006-W1 1A1, 6.50%, 12/25/45	156,192	167,540
Trust 2006-W1 1A2, 7.00%, 12/25/45	1,059,994	1,155,600
Trust 2006-W1 1A3, 7.50%, 12/25/45	18,664	20,224
Trust 2006-W1 1A4, 8.00%, 12/25/45	1,243,179	1,354,173
Trust 2007-W10 1A, 6.201%, 8/25/47(b)	3,547,143	3,701,004
Trust 2007-W10 2A, 6.282%, 8/25/47(b)	1,053,722	1,096,867
USD LIBOR 1-Month
+0.55%, 2.174%, 9/25/43	11,799,548	11,841,242
+0.40%, 2.024%, 7/25/44	849,034	849,033
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	54,209	58,919
Series 3312 AB, 6.50%, 6/15/32	1,172,348	1,270,014
Series T-41 2A, 4.844%, 7/25/32(b)	122,579	121,760
Series 2587 ZU, 5.50%, 3/15/33	1,438,050	1,510,362
Series 2610 UA, 4.00%, 5/15/33	770,219	776,485
Series T-48 1A, 4.446%, 7/25/33(b)	1,526,644	1,521,976
Series 2708 ZD, 5.50%, 11/15/33	5,352,618	5,676,537
Series 3204 ZM, 5.00%, 8/15/34	2,689,719	2,803,186
Series 3330 GZ, 5.50%, 6/15/37	308,177	318,550
Series 3427 Z, 5.00%, 3/15/38	1,248,228	1,304,382
Series T-51 1A, 6.50%, 9/25/43(b)	39,031	43,533
Series 4283 DW, 4.50%, 12/15/43(b)	23,838,872	24,647,765
Series 4283 EW, 4.50%, 12/15/43(b)	15,023,912	15,473,438
Series 4281 BC, 4.50%, 12/15/43(b)	40,706,756	42,024,506
Series 4319 MA, 4.50%, 3/15/44(b)	7,963,729	8,242,878

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 8

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
Ginnie Mae
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 0.883%, 2/20/67	$ 38,508,410	$ 37,735,054
+0.50%, Series 2022-H04 GF, 0.833%, 2/20/67	37,409,097	36,587,859
+0.50%, Series 2022-H07 FB, 0.643%, 1/20/68	108,841,163	108,939,969
+0.30%, Series 2022-H06 FA, 0.988%, 2/20/68	131,565,975	127,641,007
+0.50%, Series 2022-H07 AF, 1.271%, 2/20/68	46,844,917	45,936,613
+0.50%, Series 2022-H07 BF, 0.683%, 2/20/68	165,721,915	165,869,922
+0.41%, Series 2022-H06 FC, 0.856%, 8/20/68	78,430,891	76,977,206
+0.70%, Series 2021-H17 FA, 1.471%, 11/20/71	39,797,286	39,463,662
+0.82%, Series 2021-H19 FM, 1.591%, 12/20/71	43,712,430	43,616,665
+0.80%, Series 2022-H08 FL, 1.299%, 12/20/71	119,641,617	119,237,910
+0.80%, Series 2022-H02 FC, 1.571%, 1/20/72	133,673,913	133,309,731
+0.82%, Series 2022-H04 HF, 1.591%, 2/20/72	210,292,344	209,868,626
+0.75%, Series 2022-H07 F, 1.521%, 2/20/72	47,889,906	47,539,563
+0.75%, Series 2022-H08 FE, 1.249%, 3/20/72	53,811,061	53,498,032
+0.74%, Series 2022-H09 FC, 1.511%, 4/20/72	64,768,457	64,329,703
+1.00%, Series 2022-H11 FG, 1.771%, 4/20/72	17,837,712	18,136,527
+0.95%, Series 2022-H10 FA, 1.721%, 5/20/72	102,618,814	104,157,121
+0.95%, Series 2022-H11 AF, 1.721%, 5/20/72	18,895,856	19,179,832
+0.90%, Series 2022-H11 F, 1.671%, 5/20/72	179,731,931	181,850,904
+0.97%, Series 2022-H11 EF, 1.741%, 5/20/72	49,284,754	49,567,649
+0.95%, Series 2022-H12 FA, 1.08%, 6/20/72	240,991,188	242,456,222
USD LIBOR 1-Month
+0.65%, 1.453%, 10/20/64	4,976,455	4,939,930
+0.63%, 1.433%, 4/20/65	7,192,872	7,122,068
+0.60%, 1.403%, 7/20/65	4,704,234	4,669,404
+0.60%, 1.403%, 8/20/65	4,625,997	4,591,841
+0.62%, 1.423%, 9/20/65	995,500	988,041
+0.75%, 1.553%, 11/20/65	19,615,149	19,527,647
+0.90%, 1.703%, 3/20/66	11,874,769	11,820,657
+0.90%, 1.703%, 4/20/66	13,766,623	13,725,431
+0.78%, 1.583%, 9/20/66	6,397,860	6,376,576
+0.75%, 1.553%, 10/20/66	32,333,025	32,196,776
+0.80%, 1.603%, 11/20/66	14,852,053	14,807,045
+0.81%, 1.613%, 12/20/66	8,321,904	8,298,442
+0.57%, 1.373%, 9/20/67	19,397,737	19,206,005
+0.50%, 1.303%, 6/20/68	25,130,426	24,834,088
+0.50%, 1.303%, 11/20/68	22,621,667	22,347,689
+0.60%, 1.403%, 9/20/69	23,401,751	22,987,729
+0.60%, 1.403%, 11/20/69	20,302,196	19,856,445
+0.65%, 1.453%, 11/20/69	24,366,622	24,010,657

	Par Value	Value
+0.65%, 1.453%, 11/20/69	$73,440,773	$ 72,240,824
+0.65%, 1.453%, 11/20/69	14,537,942	14,278,865
+0.55%, 1.353%, 3/20/70	76,943,331	75,119,297
+0.85%, 1.653%, 9/20/71	7,758,974	7,742,337
USD LIBOR 12-Month
+0.30%, 0.532%, 9/20/66	10,858,471	10,720,394
+0.28%, 0.647%, 12/20/66	19,980,905	19,587,258
+0.30%, 0.756%, 1/20/67	61,226,003	59,896,756
+0.31%, 0.766%, 1/20/67	24,051,694	23,536,184
+0.30%, 0.756%, 1/20/67	63,424,115	62,052,981
+0.25%, 1.198%, 2/20/67	10,426,398	10,149,432
+0.20%, 1.148%, 3/20/67	2,257,843	2,198,179
+0.30%, 1.518%, 4/20/67	15,297,550	14,922,387
+0.20%, 2.372%, 5/20/67	26,313,682	25,745,109
+0.30%, 2.472%, 5/20/67	12,711,293	12,471,545
+0.20%, 2.829%, 6/20/67	61,726,742	60,560,458
+0.30%, 2.929%, 6/20/67	13,676,987	13,461,519
+0.20%, 0.445%, 8/20/67	14,614,502	14,412,624
+0.27%, 0.502%, 9/20/67	41,371,580	40,774,663
+0.25%, 0.482%, 9/20/67	15,205,711	14,979,143
+0.25%, 0.478%, 10/20/67	29,797,538	29,279,824
+0.23%, 0.458%, 10/20/67	97,383,319	95,625,043
+0.23%, 0.458%, 10/20/67	46,120,910	45,289,576
+0.22%, 0.448%, 10/20/67	20,903,419	20,538,100
+0.20%, 0.435%, 11/20/67	10,680,630	10,457,077
+0.22%, 0.455%, 11/20/67	14,307,285	14,019,238
+0.22%, 0.455%, 11/20/67	80,002,275	78,298,723
+0.06%, 0.643%, 12/20/67	32,858,952	31,785,506
+0.18%, 0.547%, 12/20/67	21,902,349	21,368,769
+0.16%, 0.527%, 12/20/67	18,390,103	17,915,357
+0.15%, 0.606%, 12/20/67	23,966,030	23,298,873
+0.15%, 0.606%, 1/20/68	10,655,635	10,355,521
+0.08%, 0.663%, 1/20/68	29,149,823	28,273,375
+0.06%, 0.643%, 1/20/68	61,734,755	59,755,156
+0.10%, 0.683%, 2/20/68	48,734,244	46,987,282
+0.15%, 0.733%, 2/20/68	21,554,153	20,895,568
+0.10%, 0.683%, 2/20/68	28,660,200	27,694,486
+0.04%, 0.988%, 2/20/68	31,851,015	30,794,364
+0.07%, 1.018%, 2/20/68	30,727,889	29,737,388
+0.05%, 0.297%, 2/20/68	16,337,049	15,951,821
+0.05%, 0.998%, 2/20/68	2,355,861	2,279,691
+0.06%, 1.008%, 3/20/68	8,151,094	7,838,079
+0.05%, 1.268%, 3/20/68	36,657,048	35,494,902
+0.03%, 1.248%, 3/20/68	10,072,412	9,729,336
+0.04%, 0.988%, 3/20/68	53,411,322	51,679,684
+0.04%, 0.988%, 3/20/68	18,600,197	17,877,739
+0.02%, 1.238%, 4/20/68	14,423,867	13,829,187
+0.05%, 1.268%, 4/20/68	23,548,587	22,623,622
+0.05%, 1.268%, 4/20/68	23,582,360	22,647,796
+0.04%, 2.212%, 5/20/68	24,260,370	23,423,407
+0.15%, 2.779%, 6/20/68	22,910,889	22,304,915
+0.25%, 0.497%, 7/20/68	22,836,100	22,285,405
+0.12%, 0.352%, 8/20/68	21,271,298	20,859,015
+0.10%, 0.328%, 10/20/68	40,250,570	39,127,197
+0.22%, 0.455%, 11/20/68	18,304,996	17,759,247
+0.30%, 0.535%, 11/20/68	23,033,952	22,610,643
+0.40%, 1.348%, 2/20/69	18,697,199	18,288,394
+0.40%, 0.628%, 10/20/69	11,640,721	11,553,972
+0.40%, 0.635%, 10/20/69	18,566,772	18,423,103
+0.50%, 0.735%, 11/20/69	37,969,547	37,310,012
		4,030,630,930
Federal Agency Mortgage Pass-Through: 32.0%
Fannie Mae, 15 Year
6.00%, 8/1/22 - 3/1/23	40,971	41,026

PAGE 9 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
5.50%, 5/1/23 - 7/1/25	$ 3,420,867	$ 3,447,020
5.00%, 9/1/25	2,402,522	2,465,365
4.00%, 9/1/25 - 11/1/33	166,187,292	167,973,504
3.50%, 9/1/28 - 2/1/31	83,223,883	83,292,710
4.50%, 3/1/29	3,342,748	3,417,673
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	136,325,213	138,178,921
4.00%, 9/1/30 - 3/1/37	645,925,966	656,601,158
3.50%, 11/1/35 - 4/1/37	94,835,334	94,150,725
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	42,612,952	46,285,439
7.00%, 4/1/32 - 2/1/39	3,794,404	4,240,710
6.50%, 12/1/32 - 8/1/39	17,141,175	18,486,230
5.50%, 2/1/33 - 11/1/39	61,588,491	65,798,470
4.50%, 11/1/35 - 11/1/48	623,882,861	639,168,494
5.00%, 7/1/37 - 3/1/49	40,364,097	41,797,656
4.00%, 10/1/40 - 2/1/47	148,328,875	149,326,104
3.50%, 3/1/50 - 7/1/52	1,414,114,404	1,366,114,412
2.50%, 6/1/50 - 8/1/51	2,305,510,632	2,089,140,661
2.00%, 6/1/50 - 2/1/51	2,572,848,048	2,244,877,803
3.00%, 4/1/52 - 5/1/52	247,690,531	231,873,973
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	66,344,440	68,743,458
Fannie Mae, Hybrid ARM
2.471%, 10/1/33(b)	534,069	550,700
2.444%, 7/1/34(b)	529,507	536,713
1.756%, 8/1/34(b)	766,017	779,801
2.143%, 8/1/34(b)	73,036	73,239
2.081%, 9/1/34(b)	639,138	658,745
1.615%, 10/1/34(b)	386,390	391,353
2.192%, 1/1/35(b)	414,124	414,631
2.135%, 1/1/35(b)	330,345	327,517
2.153%, 4/1/35(b)	577,371	584,908
3.351%, 6/1/35(b)	190,047	189,214
2.441%, 7/1/35(b)	523,510	541,959
2.35%, 7/1/35(b)	222,794	226,635
1.761%, 7/1/35(b)	59,513	59,239
2.425%, 7/1/35(b)	187,123	186,117
2.005%, 8/1/35(b)	433,679	446,410
1.628%, 8/1/35(b)	1,197,145	1,228,434
1.548%, 8/1/35(b)	288,943	289,071
2.017%, 9/1/35(b)	362,509	361,769
1.802%, 10/1/35(b)	498,646	504,948
1.998%, 10/1/35(b)	189,545	188,105
2.006%, 11/1/35(b)	416,534	423,665
1.874%, 12/1/35(b)	49,225	48,894
2.078%, 1/1/36(b)	861,723	882,884
1.869%, 1/1/36(b)	626,963	638,926
2.472%, 1/1/36(b)	3,665,970	3,773,081
2.907%, 11/1/36(b)	555,976	566,397
2.852%, 12/1/36(b)	487,244	503,078
2.25%, 12/1/36(b)	204,975	203,746
1.815%, 1/1/37 - 11/1/44(b)	4,830,784	4,898,606
2.339%, 2/1/37(b)	705,079	718,825
3.35%, 4/1/37(b)	158,306	164,771
2.023%, 8/1/37(b)	68,089	68,493
1.732%, 11/1/37(b)	227,294	225,850
3.491%, 5/1/38(b)	1,100,551	1,143,536
2.352%, 5/1/38(b)	36,581,886	37,600,705
2.131%, 9/1/38(b)	98,901	98,591
1.783%, 10/1/38(b)	1,212,783	1,243,349
2.13%, 10/1/38(b)	188,470	186,847
2.238%, 10/1/38(b)	205,426	209,001
2.031%, 6/1/39(b)	145,926	149,497

	Par Value	Value
2.028%, 12/1/39(b)	$ 416,843	$ 414,572
3.037%, 4/1/42 - 11/1/47(b)	4,590,581	4,636,374
1.92%, 9/1/42(b)	877,706	894,700
1.937%, 11/1/42(b)	1,152,367	1,169,561
2.264%, 12/1/42(b)	4,037,437	4,123,447
1.868%, 2/1/43(b)	2,729,863	2,766,077
2.164%, 2/1/43(b)	667,764	688,211
2.311%, 5/1/43(b)	1,163,549	1,171,088
3.22%, 6/1/43(b)	191,955	190,612
1.731%, 9/1/43(b)	354,836	357,243
1.81%, 9/1/43 - 12/1/43(b)	2,871,615	2,904,610
3.289%, 9/1/43(b)	538,499	542,231
2.08%, 10/1/43(b)	6,889,542	7,012,679
1.772%, 11/1/43(b)	3,276,592	3,316,581
2.84%, 11/1/43 - 4/1/46(b)	6,527,774	6,574,618
2.05%, 2/1/44(b)	119,828	119,853
2.04%, 2/1/44(b)	2,218,325	2,233,763
1.94%, 2/1/44(b)	1,252,784	1,261,450
2.33%, 4/1/44(b)	1,526,970	1,538,155
2.204%, 4/1/44(b)	935,194	947,648
2.603%, 4/1/44(b)	1,384,195	1,399,865
3.101%, 4/1/44(b)	4,023,165	4,012,579
2.278%, 4/1/44(b)	4,949,528	5,043,207
2.616%, 5/1/44(b)	1,595,143	1,613,680
2.061%, 5/1/44(b)	6,498,963	6,543,166
1.97%, 7/1/44(b)	658,000	672,049
2.496%, 7/1/44(b)	2,315,264	2,363,638
2.584%, 7/1/44(b)	2,999,192	3,058,122
1.84%, 7/1/44 - 12/1/44(b)	5,696,245	5,801,026
1.83%, 7/1/44 - 12/1/44(b)	15,190,576	15,442,086
1.962%, 8/1/44(b)	2,318,739	2,367,946
1.918%, 8/1/44(b)	4,984,781	5,080,000
1.899%, 9/1/44(b)	2,837,842	2,900,295
1.949%, 9/1/44(b)	6,275,092	6,379,974
1.82%, 10/1/44 - 10/1/44(b)	4,213,265	4,272,411
1.814%, 10/1/44 - 12/1/44(b)	5,824,723	5,882,882
1.827%, 10/1/44(b)	2,024,274	2,053,951
1.825%, 10/1/44(b)	5,556,935	5,648,734
1.806%, 10/1/44(b)	1,829,047	1,857,521
1.86%, 10/1/44(b)	1,484,514	1,506,575
1.85%, 10/1/44 - 12/1/44(b)	11,065,370	11,219,216
1.842%, 11/1/44(b)	2,389,631	2,424,148
1.818%, 11/1/44(b)	3,383,915	3,423,862
1.894%, 11/1/44(b)	1,153,738	1,173,665
1.836%, 1/1/45(b)	1,635,954	1,653,734
1.906%, 2/1/45(b)	2,695,757	2,728,467
3.018%, 3/1/45(b)	28,497,435	28,851,725
2.09%, 3/1/45(b)	1,342,915	1,351,612
1.947%, 4/1/45(b)	7,705,410	7,761,454
2.74%, 4/1/45(b)	783,019	793,989
2.60%, 8/1/45(b)	2,453,401	2,520,976
2.899%, 8/1/45(b)	1,526,923	1,557,601
2.811%, 10/1/45(b)	5,164,599	5,304,864
2.521%, 11/1/45(b)	4,233,194	4,346,168
2.604%, 3/1/46(b)	600,699	606,632
2.063%, 4/1/46(b)	7,977,113	8,039,920
2.819%, 4/1/46(b)	4,540,226	4,611,184
3.002%, 4/1/46(b)	744,987	758,341
2.683%, 4/1/46(b)	1,125,861	1,140,084
2.631%, 5/1/46(b)	2,049,380	2,069,994
2.81%, 6/1/46(b)	661,531	671,585
2.488%, 6/1/46(b)	919,246	925,635
2.628%, 7/1/46(b)	559,267	565,867
2.257%, 12/1/46(b)	2,654,210	2,626,020

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 10

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
2.976%, 6/1/47(b)	$ 3,182,126	$ 3,196,671
3.188%, 6/1/47(b)	4,582,803	4,614,420
3.157%, 7/1/47 - 8/1/47(b)	6,109,206	6,147,609
3.082%, 7/1/47(b)	1,760,528	1,769,854
2.98%, 8/1/47(b)	1,137,745	1,141,657
3.23%, 8/1/47(b)	1,576,703	1,588,514
2.684%, 8/1/47(b)	5,748,776	5,902,491
3.036%, 10/1/47(b)	986,318	989,256
2.876%, 10/1/47(b)	1,608,892	1,612,958
2.951%, 11/1/47(b)	1,286,565	1,289,544
3.308%, 1/1/48(b)	835,747	838,887
3.145%, 1/1/48(b)	978,187	980,699
3.009%, 3/1/48(b)	2,496,059	2,493,762
3.142%, 4/1/48(b)	1,359,894	1,360,640
3.159%, 5/1/48(b)	16,993,711	17,003,900
3.45%, 8/1/48(b)	1,260,094	1,260,539
3.345%, 10/1/48(b)	2,965,166	2,964,700
3.655%, 11/1/48(b)	1,621,457	1,629,143
3.309%, 4/1/49(b)	1,626,372	1,624,086
3.742%, 8/1/49(b)	8,383,795	8,433,011
3.632%, 8/1/49(b)	14,316,897	14,267,100
3.599%, 8/1/49(b)	3,959,831	3,973,599
3.415%, 9/1/49(b)	12,933,418	12,760,262
3.399%, 9/1/49(b)	18,233,977	18,256,552
3.329%, 10/1/49(b)	2,231,476	2,226,309
2.721%, 1/1/50(b)	3,151,775	3,085,351
2.168%, 12/1/50(b)	30,332,415	29,040,639
2.046%, 5/1/52(b)	167,975,799	155,180,046
Freddie Mac, Hybrid ARM
2.029%, 9/1/33(b)	1,793,731	1,837,650
2.375%, 2/1/34 - 11/1/34(b)	1,788,760	1,835,291
2.08%, 8/1/34(b)	293,978	301,975
1.947%, 1/1/35(b)	174,412	173,105
2.475%, 2/1/35(b)	290,267	297,767
2.504%, 3/1/35(b)	345,484	352,677
3.125%, 4/1/35(b)	84,522	84,601
2.369%, 8/1/35(b)	391,897	401,679
2.12%, 8/1/35(b)	858,746	885,636
2.084%, 9/1/35(b)	414,892	410,929
1.875%, 10/1/35 - 11/1/44(b)	3,060,871	3,104,007
2.37%, 1/1/36(b)	946,661	975,181
1.79%, 1/1/36(b)	831,762	843,096
1.969%, 1/1/36(b)	366,834	372,184
3.01%, 4/1/36(b)	956,036	982,875
2.072%, 8/1/36 - 12/1/36(b)	1,229,296	1,254,266
2.064%, 1/1/37(b)	431,299	430,988
1.979%, 3/1/37(b)	765,952	759,067
2.975%, 4/1/37(b)	446,474	445,654
2.84%, 4/1/37(b)	492,630	502,235
3.00%, 5/1/37(b)	139,138	138,966
2.068%, 7/1/37(b)	1,545,154	1,590,263
2.335%, 10/1/37(b)	95,172	98,980
2.374%, 1/1/38(b)	137,811	137,237
1.566%, 2/1/38(b)	195,987	195,984
3.044%, 4/1/38(b)	635,341	653,972
2.49%, 4/1/38(b)	1,230,055	1,260,664
3.309%, 5/1/38(b)	128,077	132,199
1.959%, 6/1/38(b)	440,720	447,146
2.25%, 10/1/38(b)	144,837	144,255
2.288%, 10/1/38(b)	980,565	1,005,761
2.572%, 11/1/39(b)	409,024	420,479
2.601%, 7/1/43(b)	508,857	522,264
2.07%, 8/1/43(b)	4,855,100	4,907,244
1.89%, 10/1/43(b)	454,345	460,352

	Par Value	Value
1.909%, 1/1/44(b)	$ 1,311,828	$ 1,321,424
1.971%, 1/1/44(b)	1,263,242	1,268,143
1.968%, 2/1/44(b)	2,461,385	2,471,461
2.234%, 4/1/44(b)	925,785	931,680
2.40%, 4/1/44(b)	1,229,512	1,236,356
2.252%, 5/1/44(b)	24,513,957	24,693,572
2.278%, 6/1/44(b)	3,230,345	3,270,568
2.902%, 6/1/44(b)	961,035	976,325
2.174%, 7/1/44(b)	896,620	912,864
2.239%, 7/1/44(b)	800,886	815,542
2.613%, 8/1/44(b)	1,321,167	1,342,028
2.094%, 8/1/44(b)	1,914,040	1,933,441
1.86%, 8/1/44 - 11/1/44(b)	4,386,532	4,433,856
1.872%, 9/1/44(b)	1,663,502	1,691,211
1.87%, 9/1/44 - 12/1/44(b)	13,491,349	13,632,324
1.861%, 10/1/44(b)	3,524,375	3,563,194
1.88%, 10/1/44 - 1/1/45(b)	21,690,659	21,895,293
2.018%, 11/1/44(b)	1,284,458	1,304,132
1.867%, 11/1/44(b)	2,242,241	2,262,885
1.85%, 11/1/44 - 11/1/44(b)	7,784,411	7,843,154
1.864%, 11/1/44(b)	4,729,616	4,794,415
1.898%, 12/1/44(b)	3,993,101	4,021,199
1.892%, 1/1/45(b)	4,201,375	4,222,242
1.885%, 1/1/45(b)	1,627,549	1,636,035
1.981%, 1/1/45(b)	1,505,170	1,510,696
2.215%, 1/1/45(b)	3,632,935	3,677,821
1.997%, 2/1/45(b)	2,589,528	2,599,653
2.089%, 4/1/45(b)	1,640,398	1,660,311
2.578%, 5/1/45(b)	5,382,244	5,423,385
2.842%, 6/1/45(b)	1,003,706	1,032,095
2.688%, 8/1/45(b)	8,411,139	8,633,479
3.103%, 8/1/45(b)	614,217	628,612
2.567%, 8/1/45(b)	1,619,301	1,664,807
2.941%, 9/1/45(b)	2,019,813	2,070,735
2.699%, 5/1/46(b)	3,671,603	3,703,761
2.541%, 5/1/46(b)	35,346,841	35,991,426
2.607%, 7/1/46(b)	4,986,671	5,027,794
2.55%, 9/1/46(b)	9,485,602	9,466,543
3.093%, 6/1/47(b)	1,832,678	1,839,004
3.023%, 8/1/47(b)	1,328,183	1,330,770
3.141%, 10/1/47(b)	1,133,980	1,137,190
3.235%, 11/1/47(b)	366,716	367,403
3.59%, 2/1/49(b)	4,008,165	4,013,979
2.176%, 11/1/50(b)	80,256,090	74,676,859
1.862%, 8/1/51(b)	249,520,699	233,919,375
2.322%, 5/1/52(b)	38,959,567	36,303,659
2.026%, 5/1/52(b)	112,389,071	103,481,242
Freddie Mac Gold, 15 Year
6.00%, 3/1/23 - 11/1/23	187,968	189,230
5.50%, 12/1/24	8,173	8,201
4.50%, 3/1/25 - 6/1/26	1,510,337	1,545,512
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	623,278	654,458
4.50%, 5/1/30 - 1/1/34	36,013,164	36,606,384
4.00%, 9/1/31 - 10/1/35	169,419,137	172,435,327
3.50%, 7/1/35 - 1/1/36	60,457,288	60,400,692
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	1,207,934	1,282,516
6.50%, 12/1/32 - 10/1/38	4,292,913	4,632,565
6.00%, 12/1/33 - 2/1/39	6,960,286	7,522,152
5.50%, 3/1/34 - 12/1/38	20,955,290	22,473,431
4.50%, 3/1/39 - 10/1/47	417,372,974	428,472,266
4.00%, 11/1/45 - 11/1/47	97,681,918	98,281,588
Freddie Mac Pool, 30 Year

PAGE 11 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
7.00%, 11/1/37	$ 5,033	$ 5,531
4.50%, 7/1/42	4,167,045	4,298,980
2.50%, 5/1/50 - 11/1/51	1,032,421,340	935,131,990
2.00%, 6/1/50 - 12/1/50	1,555,722,214	1,356,714,860
2.00%, 10/1/50	541,944,627	474,307,505
2.50%, 11/1/50	339,095,780	308,474,525
2.00%, 12/1/50	640,991,783	559,401,176
2.00%, 12/1/50	759,198,262	663,973,535
2.50%, 2/1/51	296,308,056	269,039,498
3.00%, 1/1/52	242,325,971	227,100,705
3.50%, 5/1/52 - 6/1/52	285,050,310	275,478,080
Ginnie Mae, 20 Year
4.00%, 1/20/35	2,738,332	2,750,338
Ginnie Mae, 30 Year
7.50%, 12/15/23 - 5/15/25	94,444	96,012
7.00%, 5/15/28	57,081	59,062
UMBS TBA, 30 Year
3.50%, 7/1/52(c)	2,923,465,000	2,811,322,724
3.50%, 9/1/52(c)	1,337,799,000	1,282,797,882
		19,393,689,181
Private Label CMO & REMIC: 0.0%*
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(a)	2,004,627	2,015,373
Seasoned Credit Risk Transfer Trust
Series 2017-4 M45T, 4.50%, 6/25/57	11,419,798	11,622,940
		13,638,313
		23,437,958,424
		27,521,880,661
Corporate: 38.9%
Financials: 14.5%
Bank of America Corp.
3.004%, 12/20/23(d)	230,640,000	229,883,932
4.20%, 8/26/24	161,580,000	161,888,968
4.25%, 10/22/26	183,292,000	180,709,220
2.496%, 2/13/31(d)	74,640,000	63,079,981
3.846%, 3/8/37(d)	236,213,000	204,170,508
Barclays PLC (United Kingdom)
4.375%, 9/11/24	236,829,000	235,648,876
5.20%, 5/12/26	55,538,000	55,300,964
4.836%, 5/9/28	96,974,000	93,289,326
BNP Paribas SA (France)
4.25%, 10/15/24	377,926,000	376,393,639
4.375%, 9/28/25(a)	94,549,000	93,085,234
4.375%, 5/12/26(a)	133,514,000	130,638,848
4.625%, 3/13/27(a)	277,440,000	271,536,962
Boston Properties, Inc.
3.80%, 2/1/24	63,389,000	63,067,976
3.20%, 1/15/25	46,635,000	45,484,734
3.65%, 2/1/26	28,645,000	27,809,232
4.50%, 12/1/28	59,475,000	57,824,750
2.90%, 3/15/30	20,643,000	17,556,797
3.25%, 1/30/31	128,435,000	110,159,467
Capital One Financial Corp.
3.50%, 6/15/23	101,627,000	101,048,961
3.75%, 4/24/24	14,520,000	14,462,998
3.20%, 2/5/25	45,441,000	44,182,793
4.20%, 10/29/25	126,044,000	124,360,598
2.636%, 3/3/26(d)	36,790,000	34,736,027
3.75%, 7/28/26	11,885,000	11,356,729
4.927%, 5/10/28(d)	92,310,000	91,422,189
5.268%, 5/10/33(d)	94,840,000	93,128,749

	Par Value	Value
Citigroup, Inc.
3.50%, 5/15/23	$ 72,075,000	$ 72,038,980
4.00%, 8/5/24	30,990,000	30,900,256
4.45%, 9/29/27	46,199,000	45,244,135
4.412%, 3/31/31(d)	88,860,000	84,867,420
6.625%, 6/15/32	1,650,000	1,804,344
3.785%, 3/17/33(d)	136,715,000	123,179,266
USD LIBOR 3-Month
+6.37%, 7.609%, 10/30/40(e)	423,471,200	454,808,069
Goldman Sachs Group, Inc.
3.615%, 3/15/28(d)	533,100,000	504,536,816
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(d)	132,355,000	131,750,332
.976%, 5/24/25(d)	155,274,000	144,781,536
4.30%, 3/8/26	114,950,000	113,756,943
4.95%, 3/31/30	66,043,000	65,248,266
2.848%, 6/4/31(d)	105,275,000	88,950,463
2.357%, 8/18/31(d)	32,125,000	26,039,108
4.762%, 3/29/33(d)	222,917,000	205,611,367
6.50%, 5/2/36	223,527,000	237,839,970
6.50%, 9/15/37	189,027,000	201,680,254
6.80%, 6/1/38	10,598,000	11,436,017
JPMorgan Chase & Co.
4.125%, 12/15/26	118,674,000	117,607,889
4.25%, 10/1/27	130,835,000	129,608,873
8.75%, 9/1/30(e)	81,627,000	99,722,335
2.739%, 10/15/30(d)	9,930,000	8,663,960
4.493%, 3/24/31(d)	364,895,000	356,361,295
2.522%, 4/22/31(d)	67,480,000	57,473,966
2.956%, 5/13/31(d)	149,349,000	128,945,482
4.586%, 4/26/33(d)	47,740,000	46,892,202
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	216,152,000	215,619,015
4.582%, 12/10/25	65,106,000	63,834,648
4.65%, 3/24/26	67,727,000	66,354,697
3.75%, 3/18/28(d)	69,800,000	66,427,087
NatWest Group PLC (United Kingdom)
6.125%, 12/15/22	345,807,000	347,333,624
6.10%, 6/10/23	19,542,000	19,792,458
6.00%, 12/19/23	261,772,000	266,420,016
5.125%, 5/28/24	21,880,000	21,976,430
1.642%, 6/14/27(d)	251,357,000	220,376,541
UniCredit SPA (Italy)
7.296%, 4/2/34(a)(d)	302,396,000	277,882,202
5.459%, 6/30/35(a)(d)	174,002,000	140,625,582
UnitedHealth Group, Inc.
4.20%, 5/15/32	77,400,000	77,336,874
4.75%, 5/15/52	43,445,000	43,422,811
Unum Group
7.25%, 3/15/28	18,694,000	20,171,380
6.75%, 12/15/28	8,052,000	8,503,556
Wells Fargo & Co.
4.10%, 6/3/26	128,880,000	126,767,449
4.30%, 7/22/27	157,825,000	156,078,764
2.879%, 10/30/30(d)	46,670,000	41,040,462
2.572%, 2/11/31(d)	43,705,000	37,569,996
3.068%, 4/30/41(d)	39,200,000	30,357,054
5.013%, 4/4/51(d)	123,387,000	121,017,803
		8,790,886,451
Industrials: 22.0%
AbbVie, Inc.
4.05%, 11/21/39	152,435,000	135,930,991

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 12

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
4.25%, 11/21/49	$ 39,038,000	$ 34,655,269
Anheuser-Busch InBev SA/NV (Belgium)
4.60%, 4/15/48	21,000,000	18,853,643
5.55%, 1/23/49	143,839,000	146,905,724
4.60%, 6/1/60	32,820,000	28,688,495
AT&T, Inc.
2.75%, 6/1/31	113,862,000	98,320,732
2.55%, 12/1/33	12,265,000	9,949,781
4.50%, 3/9/48	46,095,000	40,845,937
3.50%, 9/15/53	100,556,000	76,221,303
3.55%, 9/15/55	126,017,000	94,416,977
3.80%, 12/1/57	110,706,000	85,500,762
3.65%, 9/15/59	399,391,000	299,123,051
Bayer AG (Germany)
3.875%, 12/15/23(a)	298,635,000	297,972,562
4.25%, 12/15/25(a)	44,030,000	43,454,815
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	51,400,000	43,059,647
2.726%, 3/25/31	71,685,000	56,774,776
4.742%, 3/16/32	277,580,000	246,709,332
3.734%, 9/25/40	22,025,000	15,443,705
4.54%, 8/15/47	29,496,000	21,626,646
3.984%, 9/25/50	99,513,000	68,559,604
5.65%, 3/16/52	53,525,000	46,187,305
Burlington Northern Santa Fe LLC(f)
5.72%, 1/15/24	3,261,535	3,303,338
5.629%, 4/1/24	3,241,090	3,280,829
5.342%, 4/1/24	614,752	615,741
5.996%, 4/1/24	11,218,597	11,405,928
3.442%, 6/16/28(a)	66,244,752	64,557,995
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(a)	88,919,000	88,119,618
5.45%, 11/19/29(a)	87,667,000	77,935,963
5.20%, 9/17/30(a)	215,702,000	184,677,581
3.875%, 7/11/31(a)	126,775,000	95,081,250
Charter Communications, Inc.
4.908%, 7/23/25	108,025,000	108,275,618
4.50%, 5/1/32	107,225,000	86,820,083
4.40%, 4/1/33	40,625,000	36,271,537
4.50%, 6/1/33(a)	227,585,000	179,341,532
4.25%, 1/15/34(a)	90,430,000	69,857,175
6.55%, 5/1/37	45,728,000	45,786,295
6.75%, 6/15/39	122,432,000	121,723,498
6.484%, 10/23/45	466,007,000	453,037,876
5.375%, 5/1/47	56,865,000	48,418,358
5.75%, 4/1/48	235,090,000	210,724,026
4.80%, 3/1/50	9,905,000	7,848,327
5.25%, 4/1/53	141,190,000	119,307,435
Cigna Corp.
4.125%, 11/15/25	47,075,000	47,126,607
7.875%, 5/15/27	26,593,000	30,640,013
4.375%, 10/15/28	64,256,000	63,760,112
Coca-Cola Co.
1.65%, 6/1/30	188,545,000	159,881,791
Cox Enterprises, Inc.
3.85%, 2/1/25(a)	218,525,000	215,904,324
3.35%, 9/15/26(a)	160,651,000	153,582,433
3.50%, 8/15/27(a)	78,277,000	74,271,010
CRH PLC (Ireland)
3.875%, 5/18/25(a)	61,144,000	60,793,813
CSX Corp.
6.251%, 1/15/23	9,126,592	9,243,033

	Par Value	Value
CVS Health Corp.
4.30%, 3/25/28	$ 32,995,000	$ 32,645,901
3.75%, 4/1/30	82,424,000	77,095,908
4.78%, 3/25/38	132,326,000	125,253,907
4.125%, 4/1/40	57,090,000	49,830,868
5.05%, 3/25/48	98,316,000	94,112,798
4.25%, 4/1/50	15,845,000	13,641,490
Dell Technologies, Inc.
5.45%, 6/15/23	3,996,000	4,036,375
6.02%, 6/15/26	29,345,000	30,458,843
6.10%, 7/15/27	37,510,000	39,327,634
Dillard's, Inc.
7.875%, 1/1/23	275,000	279,675
7.75%, 7/15/26	20,806,000	21,955,071
7.75%, 5/15/27	13,063,000	13,761,341
7.00%, 12/1/28	27,945,000	29,666,098
Dow, Inc.
7.375%, 11/1/29	29,612,000	34,369,232
9.40%, 5/15/39	76,250,000	108,935,770
5.25%, 11/15/41	24,024,000	23,513,542
Elanco Animal Health, Inc.
5.772%, 8/28/23	43,545,000	43,806,270
6.40%, 8/28/28	111,742,000	106,367,210
Exxon Mobil Corp.
2.61%, 10/15/30	102,205,000	91,769,058
4.227%, 3/19/40	121,585,000	114,889,149
FedEx Corp.
5.25%, 5/15/50	146,640,000	146,005,602
Ford Motor Credit Co. LLC(f)
4.25%, 9/20/22	8,142,000	8,124,169
3.087%, 1/9/23	12,000,000	11,880,871
4.14%, 2/15/23	154,061,000	153,266,521
4.375%, 8/6/23	131,856,000	130,563,811
3.81%, 1/9/24	43,414,000	42,120,142
4.063%, 11/1/24	139,720,000	132,551,343
5.125%, 6/16/25	61,494,000	58,721,850
4.134%, 8/4/25	39,675,000	37,579,565
3.375%, 11/13/25	219,940,000	198,049,372
4.389%, 1/8/26	29,365,000	27,046,927
4.542%, 8/1/26	22,235,000	20,341,046
2.70%, 8/10/26	226,026,000	192,608,056
4.95%, 5/28/27	63,225,000	58,720,219
HCA Healthcare, Inc.
5.25%, 6/15/26	11,007,000	10,951,101
3.125%, 3/15/27(a)	40,864,000	37,126,019
4.125%, 6/15/29	88,529,000	80,719,450
3.625%, 3/15/32(a)	239,507,000	202,048,666
5.125%, 6/15/39	19,235,000	16,832,826
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(a)	597,942,000	591,819,074
3.50%, 7/26/26(a)	2,150,000	2,014,548
3.875%, 7/26/29(a)	210,950,000	189,905,862
Kinder Morgan, Inc.
6.50%, 2/1/37	50,356,000	53,503,265
6.95%, 1/15/38	106,964,000	115,170,886
6.50%, 9/1/39	71,826,000	74,015,259
5.00%, 8/15/42	77,997,000	68,291,000
5.00%, 3/1/43	73,148,000	63,995,013
5.50%, 3/1/44	81,454,000	76,305,741
5.40%, 9/1/44	68,607,000	63,212,762
5.55%, 6/1/45	10,200,000	9,606,296
5.20%, 3/1/48	21,247,000	19,408,587
LyondellBasell Industries NV (Netherlands)

PAGE 13 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
	Par Value	Value
4.20%, 5/1/50	$ 34,310,000	$ 27,877,636
Macy's, Inc.
6.70%, 7/15/34(a)	55,190,000	51,421,627
4.50%, 12/15/34	11,932,000	8,497,076
Microchip Technology, Inc.
.983%, 9/1/24(a)	22,155,000	20,660,498
Nordstrom, Inc.
6.95%, 3/15/28	19,907,000	18,836,999
Occidental Petroleum Corp.
2.90%, 8/15/24	209,901,000	202,647,766
Oracle Corp.
2.95%, 4/1/30	130,520,000	111,463,793
3.60%, 4/1/40	28,275,000	21,129,905
3.60%, 4/1/50	32,153,000	22,335,348
Prosus NV(f) (Netherlands)
4.85%, 7/6/27(a)	195,473,000	178,857,795
3.68%, 1/21/30(a)	190,546,000	151,805,258
3.061%, 7/13/31(a)	503,640,000	370,786,280
4.193%, 1/19/32(a)	63,355,000	50,581,580
4.987%, 1/19/52(a)	344,785,000	247,538,391
RELX PLC (United Kingdom)
4.00%, 3/18/29	58,740,000	56,905,144
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	270,121,000	254,934,452
5.875%, 8/15/76(d)(e)	186,751,000	177,413,450
5.30%, 3/15/77(d)(e)	288,066,000	256,378,740
5.50%, 9/15/79(d)(e)	155,773,000	138,704,793
5.60%, 3/7/82(d)(e)	72,625,000	65,907,188
Telecom Italia SPA (Italy)
5.303%, 5/30/24(a)	370,217,000	355,723,004
7.20%, 7/18/36	69,968,000	53,122,854
7.721%, 6/4/38	175,032,000	135,037,188
The Walt Disney Co.
6.65%, 11/15/37	75,362,000	89,777,326
The Williams Companies, Inc.
3.50%, 11/15/30	109,165,000	98,387,092
T-Mobile U.S., Inc.
2.25%, 2/15/26	109,975,000	98,965,756
3.375%, 4/15/29	111,580,000	97,632,500
3.875%, 4/15/30	186,307,000	173,872,140
2.55%, 2/15/31	18,595,000	15,646,657
3.50%, 4/15/31	111,565,000	96,328,568
4.375%, 4/15/40	51,525,000	45,992,607
4.50%, 4/15/50	30,705,000	27,244,656
3.40%, 10/15/52	94,060,000	69,460,400
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(a)	152,925,000	151,778,062
5.25%, 6/6/29(a)	50,542,000	46,056,398
Union Pacific Corp.
6.061%, 1/17/23	1,208,533	1,212,926
4.698%, 1/2/24	96,738	97,204
5.082%, 1/2/29	2,015,229	2,059,744
5.866%, 7/2/30	14,791,126	15,811,172
6.176%, 1/2/31	15,071,960	16,143,909
Verizon Communications, Inc.
4.272%, 1/15/36	164,899,000	155,255,525
3.55%, 3/22/51	38,185,000	30,611,863
VMware, Inc.
.60%, 8/15/23	50,075,000	48,395,885
1.40%, 8/15/26	83,510,000	73,882,238
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	215,030,000	210,933,678

	Par Value	Value
Zoetis, Inc.
4.50%, 11/13/25	$101,339,000	$ 102,643,597
		13,335,772,853
Utilities: 2.4%
Dominion Energy
1.45%, 4/15/26	30,710,000	27,770,447
3.375%, 4/1/30	23,545,000	21,523,385
5.75%, 10/1/54(d)(e)	238,711,000	221,724,934
Enel SPA (Italy)
6.80%, 9/15/37(a)	144,924,000	160,045,551
6.00%, 10/7/39(a)	161,310,000	160,383,527
8.75%, 9/24/73(a)(d)(e)	22,100,000	22,667,749
NextEra Energy, Inc.
4.625%, 7/15/27	138,275,000	140,162,542
The Southern Co.
4.475%, 8/1/24	118,235,000	118,686,008
5.113%, 8/1/27	169,325,000	170,732,450
4.00%, 1/15/51(d)(e)	317,969,000	285,052,849
3.75%, 9/15/51(d)(e)	144,791,000	123,024,569
		1,451,774,011
		23,578,433,315
Total Debt Securities (Cost $66,920,020,053)		$62,582,389,139
Exchange Traded Funds: 0.3%
	Shares	Value
Corporate: 0.3%
iShares iBoxx $ Investment Grade Corporate Bond	1,616,736	$177,889,462
Total Exchange Traded Funds (Cost $194,352,685)		$177,889,462
Short-Term Investments: 3.1%
	Par Value/ Shares	Value
Repurchase Agreements: 2.7%
Bank of America(g) 1.45%, dated 6/30/22, due 7/1/22, maturity value $65,002,618	$ 65,000,000	$ 65,000,000
Bank of Montreal(g) 1.45%, dated 6/30/22, due 7/1/22, maturity value $410,016,514	410,000,000	410,000,000
Fixed Income Clearing Corporation(g) 0.60%, dated 6/30/22, due 7/1/22, maturity value $78,030,300	78,029,000	78,029,000
Nomura Holdings Inc.(g) 1.47%, dated 6/30/22, due 7/1/22, maturity value $295,012,046	295,000,000	295,000,000
Royal Bank of Canada(g) 1.47%, dated 6/30/22, due 7/1/22, maturity value $391,715,994	391,700,000	391,700,000
Standard Chartered(g) 1.47%, dated 6/30/22, due 7/1/22, maturity value $391,916,003	391,900,000	391,900,000
		1,631,629,000

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 14

Portfolio of Investments (unaudited)	June 30, 2022
Short-Term Investments (continued)
	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	242,032,752	$ 242,032,752
Total Short-Term Investments (Cost $1,873,661,752)		$ 1,873,661,752
Total Investments In Securities (Cost $68,988,034,490)	106.7%	$64,633,940,353
Other Assets Less Liabilities	(6.7)%	(4,049,812,733)
Net Assets	100.0%	$60,584,127,620
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.
(c)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(d)	Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.
(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Subsidiary (see below)
(g)	Repurchase agreements are collateralized by:
Bank of America: U.S. Treasury Note 2.125%, 9/30/24. Total collateral value is $66,302,764.
Bank of Montreal: U.S. Treasury Bill 1/26/23, U.S. Treasury Notes 0.125%-7.625%, 7/31/22-2/15/52, and U.S. Treasury Inflation Indexed Notes 0.125%-3.875%, 7/15/23-2/15/51. Total collateral value is $418,216,845.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.75%, 5/15/23. Total collateral value is $79,589,657.

Nomura Holdings: U.S. Treasury Notes 0.625%-4.375%, 12/31/27-5/15/52, and U.S. Treasury Inflation Indexed Notes 1.00%-3.375%, 4/15/32-2/15/49. Total collateral value is $300,912,288.
Royal Bank of Canada: U.S. Treasury Notes 0.25%-2.75%, 4/15/23-3/31/27, and U.S. Treasury Inflation Indexed Notes 0.125%-0.625%, 1/15/24-1/15/30. Total collateral value is $399,550,316.
Standard Chartered: U.S. Treasury Notes 0.125%-6.25%, 9/30/22-8/15/48, and U.S. Treasury Inflation Indexed Notes 0.375%-3.875%, 1/15/27-2/15/49. Total collateral value is $399,754,363.
*	Rounds to 0.0%.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate

PAGE 15 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2022
Assets:
Investments in securities, at value (cost $68,988,034,490)	$64,633,940,353
Cash pledged as collateral for TBA securities	115,865,000
Cash	7,308
Receivable for investments sold	1,825,087,189
Receivable for Fund shares sold	100,358,621
Dividends and interest receivable	422,617,839
Expense reimbursement receivable	5,574
Prepaid expenses and other assets	208,403
67,098,090,287
Liabilities:
Payable for investments purchased	6,358,685,643
Payable for Fund shares redeemed	134,046,979
Management fees payable	20,155,831
Accrued expenses	1,074,214
6,513,962,667
Net Assets	$60,584,127,620
Net Assets Consist of:
Paid in capital	$66,084,758,904
Accumulated loss	(5,500,631,284)
$60,584,127,620
Class I
Total net assets	$60,097,554,792
Shares outstanding (par value $0.01 each, unlimited shares authorized)	4,786,452,618
Net asset value per share	$ 12.56
Class X
Total net assets	$ 486,572,828
Shares outstanding (par value $0.01 each, unlimited shares authorized)	38,736,496
Net asset value per share	$ 12.56
Statement of Operations (unaudited)
Six Months Ended June 30, 2022
Investment Income:
Dividends	$ 18,461,636
Interest (net of foreign taxes of $565)	808,637,407
827,099,043
Expenses:
Investment advisory fees	120,404,506
Administrative services fees
Class I	10,336,618
Class X	10,284
Custody and fund accounting fees	413,023
Transfer agent fees	3,076,815
Professional services	170,703
Shareholder reports	764,539
Registration fees	130,699
Trustees fees	198,570
Miscellaneous	423,690
Total expenses	135,929,447
Expenses reimbursed by investment manager	(5,574)
Net expenses	135,923,873
Net Investment Income	691,175,170
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	(1,090,852,518)
Net change in unrealized appreciation/depreciation
Investments in securities	(6,425,771,989)
Net realized and unrealized loss	(7,516,624,507)
Net Change in Net Assets From Operations	$(6,825,449,337)
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Operations:
Net investment income	$ 691,175,170	$ 1,322,133,271
Net realized gain (loss)	(1,090,852,518)	520,270,278
Net change in unrealized appreciation/depreciation	(6,425,771,989)	(2,491,686,605)
	(6,825,449,337)	(649,283,056)
Distributions to Shareholders:
Class I	(708,420,347)	(2,242,262,868)
Class X	(2,651,184)	—
Total distributions	(711,071,531)	(2,242,262,868)
Fund Share Transactions:
Class I
Proceeds from sales of shares	6,735,471,260	17,567,911,713
Reinvestment of distributions	600,662,353	1,942,900,567
Cost of shares redeemed	(11,543,107,628)	(13,908,738,357)
Class X
Proceeds from sales of shares	495,021,482	—
Reinvestment of distributions	2,651,184	—
Cost of shares redeemed	(8,032,758)	—
Net change from Fund share transactions	(3,717,334,107)	5,602,073,923
Total change in net assets	(11,253,854,975)	2,710,527,999
Net Assets:
Beginning of period	71,837,982,595	69,127,454,596
End of period	$ 60,584,127,620	$ 71,837,982,595
Share Information:
Class I
Shares sold	510,438,038	1,224,368,526
Distributions reinvested	46,910,856	137,362,390
Shares redeemed	(879,242,418)	(970,754,666)
Net change in shares outstanding	(321,893,524)	390,976,250
Class X
Shares sold	39,163,292	—
Distributions reinvested	212,095	—
Shares redeemed	(638,891)	—
Net change in shares outstanding	38,736,496	—
See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 16

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reason-
ably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting    Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

PAGE 17 ■	Dodge & Cox Income Fund

Notes to Financial Statements (unaudited)
To-Be-Announced securities    The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$ —	$ 8,738,784,472
Government-Related	—	2,743,290,691
Securitized	—	27,521,880,661
Corporate	—	23,578,433,315
Exchange Traded Funds
Corporate	177,889,462	—
Short-Term Investments
Repurchase Agreements	—	1,631,629,000
Money Market Fund	242,032,752	—
Total Securities	$419,922,214	$64,214,018,139

Note 3: Related Party Transactions
Investment advisory fee    From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.30% of the Fund’s average daily net assets to Dodge & Cox. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Administrative services fee    Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement    Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.33% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the six months ended June 30, 2022, Dodge & Cox reimbursed expenses of $5,574.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 4: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$ 708,420,347	$ 1,630,927,049
Long-term capital gain	$ —	$ 611,335,819
Class X
Ordinary income	$ 2,651,184	$ —
Long-term capital gain	$ —	$ —

Dodge & Cox Income Fund ■	PAGE 18

Notes to Financial Statements (unaudited)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2021, the tax basis components of distributable earnings were as follows:
Deferred loss[1]	$ (35,788,268)
Net unrealized appreciation	2,071,677,852
Total distributable earnings	$2,035,889,584
[1]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At June 30, 2022, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$69,000,064,211
Unrealized appreciation	272,071,949
Unrealized depreciation	(4,638,195,807)
Net unrealized appreciation	(4,366,123,858)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 5: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2022, the Fund’s commitment fee amounted to $170,948 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 6: Purchases and Sales of Investments
For the six months ended June 30, 2022, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,177,338,246 and $1,568,172,586, respectively. For the six months ended June 30, 2022, purchases and sales of U.S. government securities aggregated $44,516,877,255 and $52,291,965,639, respectively.
Note 7: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.

PAGE 19 ■	Dodge & Cox Income Fund

Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2022	2021	2020	2019	2018	2017
Class I
Net asset value, beginning of period	$14.06	$14.65	$14.03	$13.26	$13.76	$13.59
Income from investment operations:
Net investment income	0.17	0.27	0.35	0.44	0.41	0.38
Net realized and unrealized gain (loss)	(1.52)	(0.40)	0.96	0.84	(0.45)	0.21
Total from investment operations	(1.35)	(0.13)	1.31	1.28	(0.04)	0.59
Distributions to shareholders from:
Net investment income	(0.15)	(0.27)	(0.36)	(0.43)	(0.40)	(0.38)
Net realized gain	—	(0.19)	(0.33)	(0.08)	(0.06)	(0.04)
Total distributions	(0.15)	(0.46)	(0.69)	(0.51)	(0.46)	(0.42)
Net asset value, end of period	$12.56	$14.06	$14.65	$14.03	$13.26	$13.76
Total return	(9.65)%	(0.91)%	9.45%	9.73%	(0.31)%	4.36%
Ratios/supplemental data:
Net assets, end of period (millions)	$60,098	$71,838	$69,127	$63,546	$54,314	$54,287
Ratio of expenses to average net assets	0.42% (a)	0.42%	0.42%	0.42%	0.42%	0.43%
Ratio of net investment income to average net assets	2.12% (a)	1.87%	2.43%	3.12%	3.02%	2.80%
Portfolio turnover rate	74%	91%	94%	49%	37%	19%
Class X(b)
Net asset value, beginning of period	$12.83
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain (loss)	(0.22)
Total from investment operations	(0.19)
Distributions to shareholders from:
Net investment income	(0.08)
Net realized gain	—
Total distributions	(0.08)
Net asset value, end of period	$12.56
Total return	(1.50)%
Ratios/supplemental data:
Net assets, end of period (millions)	$487
Ratio of expenses to average net assets	0.33% (a)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.36% (a)
Ratio of net investment income to average net assets	2.96% (a)
Portfolio turnover rate	74%
(a)	Annualized
(b)	From 5/2/2022 (commencement of operations) to 6/30/2022
See accompanying Notes to Financial Statements
Dodge & Cox Income Fund ■	PAGE 20

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On February 9, 2022, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) approved a proposal by Dodge & Cox to replace the Investment Management Agreements (collectively, the “Prior Agreements”) then in effect between Dodge & Cox and each series of the Trust (each a “Fund”) with two new agreements:
■	An Investment Advisory Agreement, under which Dodge & Cox would provide portfolio management services to each Fund, and
■	An Administrative and Shareholder Services Agreement (the “Administrative Agreement”), under which Dodge & Cox would provide a wide range of administrative and shareholder services to each Fund and the Funds’ shareholders.
In the following discussion, the Investment Advisory Agreement and the Administrative Agreement are collectively referred to as the “New Agreements.”
The proposal to replace the Prior Agreements with the New Agreements was accompanied by a proposal to create a new class of shares of each Fund (other than the Emerging Markets Stock Fund).  The new share class, known as Class X, is designed for investment by certain defined contribution employee retirement benefit plans (“Defined Contribution Plans”) and is a so-called “clean share” class.  “Clean shares” (also known as “unbundled shares”) refers to a class of mutual fund shares that is subject to no sales loads and no Rule 12b-1 distribution fees, and as to which neither the fund nor its sponsor organization makes any payments to financial intermediaries or retirement plan sponsors or servicers with respect to their customers’ or plan participants’ investments in the fund.  In conjunction with the creation of Class X shares, the existing shares of each of the Funds were redesignated as “Class I” shares.  Under the Administrative Agreement, the Class X shares bear a lower fee rate (0.05% annually of average net assets) than the Class I shares (0.10% annually of average net assets).
In conjunction with the proposal to create the Class X shares and replace the Prior Agreements with the New Agreements, Dodge & Cox represented to the Board that Defined Contribution Plans represent a substantial portion of the aggregate assets of the Trust, and that many such Plans have indicated a desire to invest in a “clean share” class.  Class I shares of the Funds (other than the Emerging Markets Stock Fund) do not qualify as “clean shares” because Dodge & Cox, in its discretion and from its own assets, may make payments (“recordkeeping payments”) to certain employee benefit plan financial intermediaries for shareholder recordkeeping or other administrative services provided to Defined Contribution Plans that hold Class I shares of such Funds.  Dodge & Cox makes these payments at annual rates of up to 0.10% of the value of the Class I shares of the Stock, Global Stock, International Stock, and Balanced Funds and 0.08% of the value of the Class I shares of the Income and Global Bond Funds serviced by such intermediaries.  In conjunction with the proposal to create the Class X shares and replace the Prior Agreement with the New Agreements, Dodge & Cox agreed with the Trust that it would reimburse Fund expenses and/or waive a portion of its fees to the extent that the total expenses of the Class X shares of any Fund (excluding extraordinary expenses) would otherwise exceed a stated annual percentage of the net assets of such Class, through April 30, 2023 (the “Expense Reimbursement Agreement”).  The general effect of the Expense Reimbursement Agreement is to limit the total expense ratio of each Fund’s Class X shares to a percentage rate that is no higher than a Class X shareholder would have experienced if it had instead invested in Class I shares and received the benefit of a recordkeeping payment from Dodge & Cox at the maximum rate that Dodge & Cox may pay with respect to the Class I shares of that Fund.  Defined Contribution Plans that currently hold Class I shares are eligible to exchange those shares for Class X shares of the same Fund.
The Board’s approval of the New Agreements and of the creation of the Class X shares followed an extensive review of the proposals by the Board, beginning in the spring of 2021 when Dodge & Cox first introduced the proposals for consideration by the Board, and  continuing through the date of Board approval in February 2022.  During the course of this process, the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested extensive additional information from Dodge & Cox regarding the rationale for the proposals, the anticipated effects of the proposals on each Fund and on the shareholders of each share class, industry comparative data, and a number of possible alternatives to the proposals.  Throughout the process, the Board was advised by outside counsel to the Trust, and the Independent Trustees were advised by separate, independent counsel.  The New Agreements, the creation of  Class X shares, and the redesignation of each Fund’s existing shares as Class I shares all took effect at the beginning of May 2022.
In considering the New Agreements, the Board took into account that replacement of the Prior Agreements by the New Agreements was not intended to increase the aggregate fee rate payable by any Fund to Dodge & Cox, and was not expected to result in any increase in the expense ratio borne by the shareholders of any Fund.  In particular, for each Fund:
■	the aggregate fee rate, as a percentage of net assets, that the Class I shares of such Fund would pay under the New Agreements is no higher than the fee rate such Fund paid under the Prior Agreements,
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, before giving effect to the Expense Reimbursement Agreement, is lower than the rate such Fund paid under the Prior Agreements, and
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, after giving effect to the Expense Reimbursement Agreement, is no higher than the rate that a shareholder of such Fund would have experienced under the Prior Agreements, net of the benefit of the highest level of recordkeeping payments that Dodge & Cox has historically paid with respect to shares of that Fund.
The services that Dodge & Cox is obligated to provide to each Fund under the New Agreements include all of the services that Dodge & Cox has historically provided under the Prior Agreements.  In
PAGE 21 ■	Dodge & Cox Income Fund

addition, the Administrative Agreement for each Fund obligates Dodge & Cox to bear the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar.  These fees and expenses were borne by the Funds under the Prior Agreements but will be borne by Dodge & Cox under the new Administrative Agreement.
In considering the proposed approval of the New Agreements in February 2022, the Board noted that in December 2021 it had voted unanimously to approve the extension of the Prior Agreements for a period of up to one year beginning January 1, 2022.  In conjunction with that approval of the Prior Agreements, the Board had considered factors including the scope and quality of the services provided to each Fund by Dodge & Cox; the investment performance of each Fund; comparisons of each Fund’s investment performance to that of other accounts managed by Dodge & Cox and/or other mutual funds; the fee rate payable by each Fund to Dodge & Cox under the relevant Prior Agreement, each Fund’s total expense ratio, and comparisons to the fee rates payable by and expense ratios of other mutual funds; comparisons of the fee rates payable by each Fund to fee rates payable by other accounts managed by Dodge & Cox, and differences in the scope of services Dodge & Cox provides, and the risks it incurs, in managing the Funds as compared to managing other accounts; possible economies and benefits of scale in the operation of the Funds and the extent to which such economies and benefits are shared between Dodge & Cox and the Funds; Dodge & Cox’s profitability; possible conflicts of interest between the Funds, on the one hand, and Dodge & Cox or its other clients, on the other; and any “fall-out benefits” to Dodge & Cox from its relationship with the Funds. A more detailed account of the factors considered and conclusions reached in connection with the Board’s December 2021 approval of the Prior Agreements is contained in the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
Because the Board had considered all of the factors listed in the preceding paragraph in connection with the December 2021 approvals of the Prior Agreements, and believed that the information it had received regarding those factors had not materially changed between December 2021 and February 2022, it did not reconsider those factors in detail as part of its February 2022 approval of the New Agreements, but instead focused its attention primarily on the rationale advanced by Dodge & Cox for replacing the Prior Agreement with the New Agreements, and on the differences between the Prior Agreements and the New Agreements.  These differences include the following:
■	the replacement, for each Fund, of a single Investment Management Agreement covering both portfolio management services and administrative and shareholder services with separate agreements, one relating to portfolio management services and the other relating to administrative and shareholder services
■	differential fee rates, under the new Administrative Services Agreement, for the Class X and Class I shares of each Fund (other than the Emerging Markets Stock Fund)
■	Dodge & Cox’s agreement, under the new Administrative Services Agreement, to assume responsibility for the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar—expenses that, under the Prior
Agreement, were the responsibility of the Funds rather than of Dodge & Cox.
With respect to the rationale for replacing the Prior Agreements with the New Agreements, the Trustees considered the importance of the Defined Contribution Plan market to the Funds, the substantial percentages of the assets of several of the Funds that are currently held by Defined Contribution Plans, the risk that Defined Contribution Plans that are current shareholders of the Funds might at some future time redeem their shares if the Funds did not make a “clean share” class available, and the likelihood that the Funds would be more attractive to Defined Contribution Plans that are not current shareholders if the Funds offer a “clean share” class.  The Trustees also considered Dodge & Cox’s view that various alternatives to creating a “clean share” class of each Fund were less likely to meet the needs of the Defined Contribution Plan market, and of current shareholders who are Defined Contribution Plans, than the creation of a “clean share” class.  The Trustees also considered the possible adverse effects on the Funds if substantial numbers of current Defined Contribution Plan shareholders were to leave the Funds, or if the Funds were to become uncompetitive in the Defined Contribution Plan market because of the lack of a “clean share” class.
With respect to the differential fee rates between the Class X and Class I shares under the Administration Agreement, the Trustees considered the differences in the services required by potential Class X shareholders and those required by the types of investors who will not be eligible to hold Class X shares and consequently will hold Class I shares.  The Trustees requested and reviewed extensive information regarding the fee levels paid by other mutual funds for the types of administrative and shareholder services (including transfer agency services) that the Funds will receive from Dodge & Cox or at its expense under the Administrative Agreement.  The Trustees also considered the quality of the administrative and shareholder services that Dodge & Cox provides to the Funds.  The Trustees also noted that the replacement of the Prior Agreements by the New Agreements was not expected to result in any increase in the expense ratio borne by any of the shareholders of any Fund, and that the Fund’s expense ratios are generally competitive in the current marketplace.
After considering all of the foregoing factors, the Board, including the Independent Trustees, concluded that the approval of the New Agreements was in the best interests of each of the Funds, and of each of the proposed share classes.
June 2022 Approvals
On June 1, 2022, the Board, including the Independent Trustees, voted to continue the Investment Advisory Agreement for each Fund for an additional year beginning July 1, 2022.  Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent counsel on May 11 and June 1, 2022, to discuss whether the Investment Advisory Agreement should be continued.  At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable.  In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling.  In reaching the decision to
Dodge & Cox Income Fund ■	PAGE 22

continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
■	The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
■	The Board concluded that the nature, extent and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
■	The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Fees and Expense Ratios
■	The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group
■	For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
■	The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides thereunder.
■	In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
■	Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as dividends on the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
■	The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
■	The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
■	The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, compliance, and enhanced research capabilities despite these fluctuations.
■	The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
■	The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view, any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
■	Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations.
PAGE 23 ■	Dodge & Cox Income Fund

 A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Fund’s fee rates are in general relatively lower from the first dollar.  As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide access to small investors at a reasonable cost.  In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has waived a significant portion of its fees from certain Funds in their early years of operations when those Funds are not yet operating at scale.  The Global Bond Fund has benefited from such a waiver since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021.
■	Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
■	The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Fall-Out Benefits
The Board concluded that “fall-out” benefits are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Income Fund ■	PAGE 24

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Semi-Annual Report	2022 June 30, 2022

Global Bond Fund | Class I (dodlx) | Class X (doxlx)
ESTABLISHED 2014
06/22 GBF SAR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Bond Fund — Class I had a total return of -11.29% for the six months ended June 30, 2022, compared to a return of -9.06% for the Bloomberg Global Aggregate Bond Index (USD Hedged).
Market Commentary
Surging global interest rates led to significantly negative fixed income returns in the first half of the year. Inflation accelerated and broadened, as Russia’s invasion of Ukraine placed further upward pressure on energy and food prices, and COVID-related lockdowns in China contributed to supply chain challenges. To combat inflation, central banks tightened monetary policies despite rising risks of an economic slowdown. The increase in economic and geopolitical uncertainty contributed to widespread risk-off investor behavior, which resulted in generally weaker returns from credit securities and non-U.S. currencies.
In the United States, Federal Reserve (Fed) officials turned increasingly hawkish as inflation climbed to 40-year highs (9.1% year-over-year Consumer Price Index1 through June). Reflecting an unwavering commitment to lowering inflation, the Fed delivered 150 basis points2 of policy rate hikes between the beginning of March and June; the most recent increase of 75 basis points was the largest since 1994. It also began reducing the size of its balance sheet on June 1.
In the first half of the year, two-year and ten-year U.S. Treasury yields rose by approximately 220 and 150 basis points, respectively, and the yield curve inverted on several occasions. Although the labor market generally remained strong, consumer sentiment declined sharply and consumption slowed as inflation rose. Tightening financial conditions also weighed on growth expectations, including for the housing market, while concerns about a recession in the next year or two mounted.
Outside the United States, the European Central Bank signaled its intent to start raising rates in July in what would be its first hike in 11 years, and a number of other developed market central banks also mirrored the Fed’s more aggressive hiking cycle. Similarly, many emerging market central banks continued to tighten monetary conditions in response to indications of persisting inflation. The Hungarian National Bank was one of the most aggressive central banks, lifting its policy rate from 2.40% to 7.75% over the past six months as year-over-year inflation surpassed 11% in June. By contrast, the Bank of Japan held rates steady near zero. Despite facing upward price pressures this year, headline inflation in Japan had only risen moderately above target and the Bank of Japan was hesitant to raise rates given structural challenges with respect to persistently low core inflation.
The broad trade-weighted U.S. dollar strengthened by nearly 5% in the first six months of the year, appreciating against nearly all major currencies and reaching its strongest inflation-adjusted level since the early 2000s. This reflected rising interest rates in the United States, safe-haven flows, and worsening terms of trade for many countries. The Japanese yen, British pound, and euro declined by 15%, 10%, and 8%, respectively versus the U.S. dollar. Among emerging markets, currencies of Eastern European countries and those facing more heightened inflation pressures were notable underperformers (e.g., Turkish lira: -20%, Hungarian forint: -14%). On the other hand, a number of Latin American currencies appreciated. Rising commodity prices and minimal geographic or trade linkages to the conflict region supported the Brazilian real (+6%), Peruvian sol (+5%), and Mexican peso (+2%).
Credit risk premiums surged following Russia’s invasion of Ukraine in February. They ended the first half of 2022 wider than their five- and ten-year averages on concerns of tightening financial conditions, inflation-induced pressures on profit margins, and growing recession risks. Financial institutions underperformed, while energy and less-cyclical sectors generally outperformed.
Portfolio Commentary
2022 has been an undeniably challenging period for global fixed income investors due to headwinds from rising rates, a stronger U.S. dollar, and rising credit risk premiums. The silver lining is that the income now available in the market has increased significantly—the yield on the Bloomberg Global Aggregate Bond Index has more than doubled year to date. As our investment team looks across global credit, interest rate, and currency markets, we are finding many compelling long-term investment opportunities. Credit valuations are attractive, real interest rates in select emerging markets are high, and many currencies appear notably undervalued relative to the U.S. dollar.
While the investment outlook is far from certain, the Fund is guided by an experienced Investment Committee that has successfully navigated previous challenging environments and whose deliberations are underpinned by an active and rigorous, fundamentals-based investment approach. Across all market environments, we assess a broad range of future economic and market outcomes, pay close attention to valuation, focus on a multi-year investment horizon, and emphasize diversification across several dimensions (e.g., sector, geography, investment theme). For example, in response to elevated credit valuations and the low level of U.S. interest rates in 2021, we made portfolio adjustments to reduce credit and U.S. interest rate risks.
During the first half of the year, we increased the Fund’s credit allocation3 from 47% to 58%. We also moderately increased the Fund’s duration4 from 4.0 to 4.5 years, and made several adjustments to the Fund’s approximately 23% exposure to non-U.S. currencies.5
Rates: Up, Up, and Away
Over the next few years, we expect U.S. economic growth to slow and inflation to gradually fall to 2.0% to 3.0% as some of the current supply-side dislocations improve and core inflation eventually responds to weaker aggregate demand. We believe the Fed will maintain a hawkish stance until there are clear signs of progress on inflation, and we expect long-term interest rates to rise moderately over our investment horizon. As yields have risen to more attractive levels, we incrementally increased the Fund’s exposure to U.S. interest rates.

PAGE 1 ■	Dodge & Cox Global Bond Fund

Among emerging markets, interest rate increases were most notable in countries geographically closer to the conflict in Ukraine, as well as in countries, like Brazil, experiencing domestic political risks. In Brazil, 10-year yields rose by approximately 230 basis points, one of the largest sell-offs this year across major economies, to over 13% at the end of June 2022. We increased the Fund’s exposure to Brazil by purchasing longer-dated government bonds.6 At these levels, we felt that the expected returns provided sufficient compensation for the given risks. We believe Brazil is relatively well-insulated from the geopolitical turmoil in Ukraine. Additionally, the central bank has hiked aggressively in the face of rising inflation, some macroeconomic fundamentals improved (e.g., debt ratios declined and higher commodity prices strengthened external balances), and upcoming presidential election risks appear to be mostly priced in.
In contrast, we reduced the Fund’s exposure to Indian and Indonesian government bonds because we believed the risk-reward relationship had declined somewhat. In India, higher oil prices and rising import costs meant upward pressure on inflation and a sharp deterioration in the trade balance, while in Indonesia, we concluded that the central bank’s slow approach to policy normalization amid rising inflation risks warranted more caution.
Credit: Shaking It Up
The expansion of credit risk premiums this year has led to more attractive valuations and increased our enthusiasm for the Credit sector. While some of the sell-off in this arena was clearly warranted by economic and geopolitical challenges, many companies remain fundamentally strong. Broad market sell-offs are often great times to lean into individual securities that have attractive fundamentals. During the first half of the year, we started positions in five new issuers and added to more than a dozen existing holdings. In aggregate, we increased the Fund’s allocation to Credit from 47% to 58%.
We found the Banking sector to be particularly attractive and added to (or started) positions in Bank of America, BNP Paribas, Capital One Financial, Goldman Sachs, JP Morgan, NatWest Group, and UniCredit. While we believe the likelihood of a recession is rising, we also believe these large, systemically important banks have strong capital ratios and liquidity positions. They also benefit from sound regulatory regimes, and may experience margin expansion from rising interest rates.
We have also added to long-dated, subordinated securities (“hybrids”) of large non-financial companies. Through our detail-oriented, bottom-up investment process, we identified a select group of issuers where we believed credit spreads more than compensated us for default and other risks. During the first half of the year, we added to hybrid securities from Bayer, British American Tobacco, Enel, TC Energy, and Vodafone, bringing the Fund’s total non-financial hybrid weight to 12% of the Fund across eight issuers.
Currency: The Dollar Retains Its Strength
The U.S. dollar’s continued ascent this year increases our conviction that it is overvalued and will likely decline over our investment horizon. Previously, we believed select emerging market currencies were undervalued compared to the U.S. dollar. Recently, developed market currencies have become more interesting from a valuation perspective, and we increased the Fund’s allocation to these currencies from 2% to 5% of the Fund. At current valuation levels, the euro appears to be pricing in much of the existing geopolitical, macroeconomic, and monetary risks. We initiated and subsequently added to our euro exposure as it weakened during the first half of the year. Similarly, we gradually added to the Fund’s yen position throughout the year. The yen is trading at multi-decade lows and has a low correlation with other holdings in the portfolio. Moreover, the Bank of Japan is facing increased pressure to alter its exceedingly accommodative monetary policy stance.
During this volatile period, we also made a number of adjustments to our emerging market exposures, with a particular focus on Asia. We added to Malaysian government bonds and initiated a position in Korean government bonds as both countries’ currencies depreciated. We believe the Malaysian ringgit is deeply undervalued and will benefit from higher commodity prices and a rebound in growth as the pandemic fades. The Korean won has also become increasingly undervalued, but we believe Korea’s fundamentals remain strong. We continue to maintain a sizable exposure to several Latin American currencies, where we believe the outlooks are supported by currency undervaluation, attractive interest rates, credible central banks and generally favorable terms of trade, despite domestic political risks.
Conclusion
The recent market downturn created challenges for us and other fixed income investors. As we look ahead, however, we see exciting opportunities across credit, currencies, and interest rates. Guided by our focus on fundamental research, valuation discipline, and a long-term investment horizon, we have adjusted the Fund’s positioning as we seek to benefit from these compelling opportunities. Thank you for your continued confidence in Dodge & Cox.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 29, 2022
1	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
2	One basis point is equal to 1/100th of 1%.
3	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
4	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
5	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of June 30, 2022.
6	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
Dodge & Cox Global Bond Fund ■	PAGE 2

Year to Date Performance Review (unaudited)
The Fund returned –11.29% year to date.
Key Detractors
■	The Fund’s exposure to interest rates in the United States and several Latin American countries, including Colombia, Mexico, and Brazil, detracted from returns as government bond yields rose.
■	The Fund’s large allocation to Corporate bonds detracted from returns as credit yield premiums rose. Weaker performing credits include British American Tobacco, Prosus, and Telecom Italia.
■	The Fund’s holdings of Russian local currency government bonds detracted from returns.
Key Contributors
■	The Fund benefited from its exposure to several Latin American currencies, including the Brazilian real and Mexican peso.
■	The Fund’s holdings of certain energy-related credits generated positive excess returns, including Petrobras and Occidental Petroleum.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenureof 22 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.
Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ■	Dodge & Cox Global Bond Fund

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on December 5, 2012
Average Annual Total Return
For Periods Ended June 30, 2022
				Since
				Inception
	1 Year	3 Years	5 Years	(12/5/12)
Dodge & Cox Global Bond Fund
Class I	-12.03%	0.71%	2.18%	2.41%
Class X(a)	-12.11	0.68	2.16	2.39
Bloomberg Global Aggregate Bond Index (USD Hedged)	-8.94	-1.13	1.16	2.04
Expense Ratios
Per the Prospectus Dated May 1, 2022
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Bond Fund
Class I	0.45% (b)	0.54%
Class X	0.37% (c)	0.49%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Global Bond Fund — Class I shares at 0.45% through April 30, 2023. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
(c)	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Dodge & Cox Global Bond Fund — Class X shares at 0.37% until April 30, 2023. These agreements cannot be terminated prior to April 30, 2023 other than by resolution of the Fund’s Board of Trustees. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund other than to the extent the total amount of such fee waivers and payments during a year exceeds the amount needed to limit the total expenses of the Class X shares for that year to 0.37%.
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global Aggregate Bond Index (Bloomberg Global Agg) is a widely recognized, unmanaged index of multi-currency, investment-grade fixed income securities. Bloomberg calculates a USD hedged return by applying one-month forward rates to seek to eliminate the effect of non-USD exposures.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.
Dodge & Cox Global Bond Fund ■	PAGE 4

Portfolio Information (unaudited)	June 30, 2022
Sector Diversification	% of Net Assets
Corporate	52.1
Government	25.8
Government-Related	5.0
Securitized	16.8
Net Cash & Other(a)	0.3
Five Largest Countries	% of Net Assets
United States	47.3
United Kingdom	9.1
Mexico	8.8
Brazil	5.5
Italy	4.6
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$ 887.10	$2.11	0.45%
Based on hypothetical 5% yearly return	1,000.00	1,022.56	2.26	0.45
Class X**
Based on actual return	$1,000.00	$ 967.60	$0.61	0.37%
Based on hypothetical 5% yearly return	1,000.00	1,007.74	0.62	0.37
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for Class I (to reflect the one-half year period) or multiplied by 61/365 for Class X (to reflect the period since inception of the share class).
**	Class X shares were established on 5/1/2022.
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■	Dodge & Cox Global Bond Fund

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities: 99.7%
		Par Value	Value
Government: 25.8%
Brazil Government (Brazil)
10.00%, 1/1/25	BRL	64,109,000	$ 11,540,918
10.00%, 1/1/27	BRL	65,979,000	11,438,423
10.00%, 1/1/33	BRL	142,723,000	22,736,222
Colombia Government (Colombia)
3.30%, 3/17/27(a)	COP	41,237,489,181	9,441,560
7.25%, 10/18/34	COP	124,829,700,000	21,690,626
Hungary Government (Hungary)
5.50%, 6/24/25	HUF	2,950,000,000	7,220,342
India Government (India)
5.63%, 4/12/26	INR	1,355,820,000	16,341,987
Indonesia Government (Indonesia)
8.25%, 5/15/36	IDR	496,189,000,000	35,096,235
Japan Government (Japan)
0.10%, 12/20/24	JPY	5,737,600,000	42,458,442
Malaysia Government (Malaysia)
3.899%, 11/16/27	MYR	69,185,000	15,553,203
4.893%, 6/8/38	MYR	57,968,000	13,243,000
Mexico Government (Mexico)
5.75%, 3/5/26	MXN	507,272,600	22,432,298
4.00%, 11/30/28(a)	MXN	376,498,949	18,783,664
8.00%, 11/7/47	MXN	863,723,400	38,278,373
Norway Government (Norway)
3.00%, 3/14/24(b)	NOK	201,752,000	20,546,123
Peru Government (Peru)
6.15%, 8/12/32	PEN	81,438,000	18,792,053
Poland Government (Poland)
3.25%, 7/25/25	PLN	85,000,000	16,829,121
Russia Government (Russia)
7.40%, 7/17/24	RUB	1,032,900,000	3,192,600
7.65%, 4/10/30	RUB	1,549,831,000	4,790,387
South Africa Government (South Africa)
8.25%, 3/31/32	ZAR	360,000,000	18,559,361
South Korea Government (South Korea)
1.125%, 9/10/25	KRW	11,800,000,000	8,410,848
U.S. Treasury Note/Bond (United States)
0.50%, 11/30/23	USD	19,400,000	18,740,703
0.625%, 10/15/24	USD	40,000,000	37,898,438
			434,014,927
Government-Related: 5.0%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	2,365,000	2,836,064
6.899%, 12/1/40	USD	350,000	419,714
6.20%, 12/1/40	USD	1,425,000	1,637,325
Colombia Government International (Colombia)
5.625%, 2/26/44	USD	5,600,000	4,018,321
5.00%, 6/15/45	USD	2,100,000	1,403,430
5.20%, 5/15/49	USD	3,450,000	2,335,820
European Bank for Reconstruction & Development (Supranational)
5.15%, 2/16/24	INR	718,500,000	8,879,671
Indonesia Government International (Indonesia)
1.30%, 3/23/34	EUR	4,000,000	2,979,744
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	1,525,000	1,710,092
7.25%, 3/17/44	USD	3,950,000	3,776,871
6.90%, 3/19/49	USD	4,250,000	3,797,375

		Par Value	Value
6.75%, 6/3/50	USD	8,850,000	$ 7,672,507
Petroleos Mexicanos (Mexico)
4.75%, 2/26/29(c)	EUR	7,600,000	5,933,440
6.75%, 9/21/47	USD	5,711,000	3,526,543
6.35%, 2/12/48	USD	40,000	23,500
7.69%, 1/23/50	USD	35,325,000	24,013,935
6.95%, 1/28/60	USD	10,000	6,155
State of Illinois GO (United States)
5.10%, 6/1/33	USD	8,580,000	8,632,248
			83,602,755
Securitized: 16.8%
Asset-Backed: 5.0%
Other: 1.0%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	USD	5,886,145	6,092,160
9.75%, 1/6/27(b)	USD	4,963,706	5,263,514
8.20%, 4/6/28(b)	USD	6,133,965	6,349,880
			17,705,554
Student Loan: 4.0%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25% 2.874%, 6/25/65(b)	USD	1,150,874	1,133,362
+1.35% 2.974%, 6/25/65(b)	USD	18,427,179	18,322,732
+1.00% 2.624%, 9/27/66(b)	USD	3,863,000	3,775,055
+0.60% 2.224%, 12/26/69(b)	USD	15,608,667	15,080,613
+0.55% 0.70%, 2/25/70(b)	USD	6,943,646	6,710,352
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(b)	USD	1,445,000	1,363,945
Series 2020-A B, 3.16%, 11/15/68(b)	USD	2,000,000	1,743,634
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95% 2.574%, 9/25/28	USD	1,522,991	1,475,886
USD LIBOR 3-Month
+0.11% 1.939%, 12/15/32(b)	USD	2,317,515	2,157,849
+0.45% 2.279%, 12/15/32(b)	USD	831,644	786,089
+0.49% 1.674%, 4/27/43	USD	8,540,695	8,129,105
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(b)	USD	739,404	715,633
Series 2018-C B, 4.00%, 11/17/42(b)	USD	1,000,000	961,324
Series 2021-A APT2, 1.07%, 1/15/53(b)	USD	5,053,609	4,467,364
			66,822,943
			84,528,497
CMBS: 0.2%
Agency CMBS: 0.2%
Freddie Mac Military Housing Trust Multifamily (United States)
6.195%, 11/25/52(b)(d)	USD	975,579	958,462
4.492%, 11/25/55(b)(d)	USD	1,565,067	1,536,025
			2,494,487
Mortgage-Related: 11.6%
Federal Agency CMO & REMIC: 1.1%
Fannie Mae (United States)

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Bond Fund ■	PAGE 6

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
		Par Value	Value
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	244,981	$ 255,578
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(d)	USD	44,453	45,783
Series 4319 MA, 4.50%, 3/15/44(d)	USD	153,129	158,496
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	125,191	123,656
United States 30 Day Average SOFR
+0.82% Series 2021-H19 FM, 1.591%, 12/20/71	USD	11,822,900	11,796,998
USD LIBOR 12-Month
+0.22% 0.448%, 10/20/67	USD	373,690	367,159
USD LIBOR 1-Month
+0.52% 1.323%, 7/20/70	USD	5,027,476	4,935,662
			17,683,332
Federal Agency Mortgage Pass-Through: 10.5%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	2,879	2,981
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	574,937	591,892
2.50% 6/1/50 - 3/1/52	USD	39,589,395	35,897,143
2.00%, 9/1/50	USD	5,120,356	4,466,702
2.00%, 1/1/51	USD	13,177,650	11,503,668
2.00%, 2/1/51	USD	12,964,892	11,318,092
Fannie Mae, Hybrid ARM (United States)
1.83% 8/1/44 - 9/1/44(d)	USD	68,324	69,612
Freddie Mac, Hybrid ARM (United States)
1.88%, 10/1/44(d)	USD	60,232	61,026
1.85%, 11/1/44(d)	USD	227,416	229,236
1.885%, 1/1/45(d)	USD	90,120	90,589
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	31,998	34,457
4.50% 8/1/44 - 7/1/47	USD	457,142	466,746
Freddie Mac Pool, 30 Year (United States)
2.50% 6/1/50 - 2/1/51	USD	32,570,837	29,565,493
2.50%, 11/1/51	USD	12,844,513	11,619,729
UMBS TBA, 30 Year (United States)
3.50%, 9/1/52(e)	USD	74,017,000	70,973,929
			176,891,295
			194,574,627
			281,597,611
Corporate: 52.1%
Financials: 14.7%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,575,000	1,552,807
4.183%, 11/25/27	USD	13,100,000	12,731,309
6.11%, 1/29/37	USD	2,250,000	2,420,294
3.846%, 3/8/37(f)	USD	9,850,000	8,513,839
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	9,025,000	8,682,082
BNP Paribas SA (France)
4.375%, 9/28/25(b)	USD	3,290,000	3,239,066
4.375%, 5/12/26(b)	USD	5,675,000	5,552,792
4.625%, 3/13/27(b)	USD	10,375,000	10,154,253
2.588%, 8/12/35(b)(f)	USD	8,100,000	6,375,630
Boston Properties, Inc. (United States)
3.25%, 1/30/31	USD	6,075,000	5,210,564
Capital One Financial Corp. (United States)
4.927%, 5/10/28(f)	USD	4,400,000	4,357,682

		Par Value	Value
5.268%, 5/10/33(f)	USD	8,700,000	$ 8,543,021
Citigroup, Inc. (United States)
6.625%, 6/15/32	USD	8,884,000	9,715,024
USD LIBOR 3-Month
+6.37%,7.609%, 10/30/40(g)	USD	7,915,125	8,500,844
Goldman Sachs Group, Inc. (United States)
3.615%, 3/15/28(f)	USD	14,550,000	13,770,420
HSBC Holdings PLC (United Kingdom)
4.762%, 3/29/33(f)	USD	7,625,000	7,033,051
6.50%, 5/2/36	USD	4,500,000	4,788,146
6.50%, 9/15/37	USD	1,100,000	1,173,633
6.00%, 3/29/40(c)	GBP	13,341,000	15,395,523
JPMorgan Chase & Co. (United States)
1.09%, 3/11/27(c)(f)	EUR	13,150,000	12,872,763
4.25%, 10/1/27	USD	1,300,000	1,287,817
4.493%, 3/24/31(f)	USD	2,125,000	2,075,303
2.522%, 4/22/31(f)	USD	2,000,000	1,703,437
2.956%, 5/13/31(f)	USD	8,550,000	7,381,930
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	2,200,000	2,194,575
4.582%, 12/10/25	USD	6,600,000	6,471,119
4.65%, 3/24/26	USD	4,200,000	4,114,898
NatWest Group PLC (United Kingdom)
5.125%, 5/28/24	USD	2,650,000	2,661,679
1.642%, 6/14/27(f)	USD	7,135,000	6,255,591
3.032%, 11/28/35(f)	USD	10,325,000	8,242,336
Navient Corp. (United States)
6.125%, 3/25/24	USD	21,860,000	20,726,340
UniCredit SPA (Italy)
7.296%, 4/2/34(b)(f)	USD	1,400,000	1,286,509
5.459%, 6/30/35(b)(f)	USD	22,325,000	18,042,701
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	5,500,000	5,439,146
2.572%, 2/11/31(f)	USD	5,100,000	4,384,097
5.606%, 1/15/44	USD	2,750,000	2,767,466
4.65%, 11/4/44	USD	550,000	494,656
			246,112,343
Industrials: 31.9%
Altria Group, Inc. (United States)
5.95%, 2/14/49	USD	23,675,000	20,745,423
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	USD	3,775,000	3,855,485
AT&T, Inc. (United States)
3.15%, 9/4/36	EUR	12,775,000	12,281,248
5.25%, 3/1/37	USD	6,675,000	6,877,863
Bayer AG (Germany)
3.125%, 11/12/79(c)(f)(g)	EUR	33,400,000	26,644,915
British American Tobacco PLC (United Kingdom)
3.75%, (c)(f)(g)(h)	EUR	52,250,000	37,858,970
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(b)	USD	1,050,000	1,040,561
5.45%, 11/19/29(b)	USD	11,275,000	10,023,475
5.20%, 9/17/30(b)	USD	11,345,000	9,713,249
Charter Communications, Inc. (United States)
4.50%, 5/1/32	USD	20,175,000	16,335,698
4.50%, 6/1/33(b)	USD	10,400,000	8,195,408
5.75%, 4/1/48	USD	4,250,000	3,809,507

PAGE 7 ■	Dodge & Cox Global Bond Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Debt Securities (continued)
		Par Value	Value
5.25%, 4/1/53	USD	11,325,000	$ 9,569,776
CVS Health Corp. (United States)
4.30%, 3/25/28	USD	268,000	265,164
3.75%, 4/1/30	USD	250,000	233,839
4.78%, 3/25/38	USD	2,925,000	2,768,675
5.05%, 3/25/48	USD	5,775,000	5,528,107
Elanco Animal Health, Inc. (United States)
6.40%, 8/28/28	USD	22,107,000	21,043,653
Ford Motor Credit Co. LLC(i) (United States)
4.375%, 8/6/23	USD	3,200,000	3,168,640
4.063%, 11/1/24	USD	9,780,000	9,278,215
5.125%, 6/16/25	USD	8,175,000	7,806,471
4.134%, 8/4/25	USD	1,325,000	1,255,020
3.375%, 11/13/25	USD	6,000,000	5,402,820
4.389%, 1/8/26	USD	3,190,000	2,938,181
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	1,813,747
6.125%, 1/31/46	USD	4,075,000	4,491,440
5.25%, 5/24/49	USD	5,800,000	5,699,080
HCA Healthcare, Inc. (United States)
3.625%, 3/15/32(b)	USD	4,750,000	4,007,111
Holcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,370,976
6.50%, 9/12/43(b)	USD	1,225,000	1,296,160
4.75%, 9/22/46(b)	USD	3,300,000	2,961,974
Imperial Brands PLC (United Kingdom)
4.875%, 6/7/32(c)	GBP	19,182,000	21,502,455
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	5,706,646
5.00%, 8/15/42	USD	3,150,000	2,758,012
5.50%, 3/1/44	USD	2,245,000	2,103,106
5.55%, 6/1/45	USD	7,250,000	6,828,005
5.05%, 2/15/46	USD	3,925,000	3,512,062
Microchip Technology, Inc. (United States)
0.983%, 9/1/24(b)	USD	15,700,000	14,640,930
Millicom International Cellular SA (Luxembourg)
5.125%, 1/15/28(b)	USD	19,215,000	16,505,877
MTN Group, Ltd. (South Africa)
4.755%, 11/11/24(b)	USD	5,200,000	5,046,600
News Corp. (United States)
3.875%, 5/15/29(b)	USD	8,950,000	7,728,021
Occidental Petroleum Corp. (United States)
6.60%, 3/15/46	USD	10,125,000	10,752,750
Oracle Corp. (United States)
3.95%, 3/25/51	USD	5,800,000	4,260,081
Prosus NV(i) (Netherlands)
4.193%, 1/19/32(b)	USD	2,000,000	1,596,767
2.031%, 8/3/32(b)	EUR	32,475,000	23,410,341
4.027%, 8/3/50(b)	USD	1,200,000	745,281
3.832%, 2/8/51(b)	USD	6,200,000	3,735,760
4.987%, 1/19/52(b)	USD	4,350,000	3,123,083
QVC, Inc.(i) (United States)
4.45%, 2/15/25	USD	8,950,000	7,967,201
TC Energy Corp. (Canada)
5.625%, 5/20/75(f)(g)	USD	5,425,000	5,120,000
5.875%, 8/15/76(f)(g)	USD	1,250,000	1,187,500
5.30%, 3/15/77(f)(g)	USD	28,142,000	25,046,380
5.50%, 9/15/79(f)(g)	USD	5,045,000	4,492,214
5.60%, 3/7/82(f)(g)	USD	1,900,000	1,724,250

		Par Value	Value
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	USD	4,800,000	$ 4,612,080
7.20%, 7/18/36	USD	20,283,000	15,399,766
7.721%, 6/4/38	USD	4,100,000	3,163,150
The Williams Companies, Inc. (United States)
5.75%, 6/24/44	USD	6,547,000	6,529,479
5.10%, 9/15/45	USD	5,650,000	5,262,850
T-Mobile U.S., Inc. (United States)
7.875%, 9/15/23	USD	3,247,000	3,346,975
3.50%, 4/15/31	USD	39,675,000	34,256,585
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	USD	7,180,000	7,126,150
5.25%, 6/6/29(b)	USD	1,649,000	1,502,651
VMware, Inc. (United States)
1.40%, 8/15/26	USD	4,150,000	3,671,552
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(f)(g)	USD	13,750,000	13,488,063
3.00%, 8/27/80(c)(f)(g)	EUR	12,650,000	10,032,570
			536,166,044
Utilities: 5.5%
Dominion Energy (United States)
5.75%, 10/1/54(f)(g)	USD	13,394,000	12,440,917
Enel SPA (Italy)
8.75%, 9/24/73(b)(f)(g)	USD	32,983,000	33,830,333
NextEra Energy, Inc. (United States)
5.00%, 7/15/32	USD	4,500,000	4,610,258
5.65%, 5/1/79(f)(g)	USD	8,075,000	7,095,513
The Southern Co. (United States)
4.475%, 8/1/24	USD	3,500,000	3,513,351
5.113%, 8/1/27	USD	4,425,000	4,461,781
4.40%, 7/1/46	USD	9,000,000	7,827,610
4.00%, 1/15/51(f)(g)	USD	1,650,000	1,479,192
USD LIBOR 3-Month
+3%,5.459%, 3/15/57(f)(g)	USD	17,920,000	17,356,058
			92,615,013
			874,893,400
Total Debt Securities (Cost $1,981,613,370)			$1,674,108,693
Short-Term Investments: 3.1%
		Par Value/ Shares	Value
Repurchase Agreements: 2.7%
Bank of America(j) 1.45%, dated 6/30/22, due 7/1/22, maturity value $3,000,121	USD	3,000,000	$ 3,000,000
Bank of Montreal(j) 1.45%, dated 6/30/22, due 7/1/22, maturity value $7,000,282	USD	7,000,000	7,000,000
Fixed Income Clearing Corporation(j) 0.60%, dated 6/30/22, due 7/1/22, maturity value $7,585,126	USD	7,585,000	7,585,000
Nomura Holdings Inc.(j) 1.47%, dated 6/30/22, due 7/1/22, maturity value $10,000,408	USD	10,000,000	10,000,000

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Bond Fund ■	PAGE 8

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Short-Term Investments (continued)
		Par Value/ Shares	Value
Royal Bank of Canada(j) 1.47%, dated 6/30/22, due 7/1/22, maturity value $9,300,380	USD	9,300,000	$ 9,300,000
Standard Chartered(j) 1.47%, dated 6/30/22, due 7/1/22, maturity value $9,300,380	USD	9,300,000	9,300,000
			46,185,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	USD	6,754,879	6,754,879
Total Short-Term Investments (Cost $52,939,879)			$ 52,939,879
Total Investments in Securities (Cost $2,034,553,249)		102.8%	$1,727,048,572
Other Assets Less Liabilities		(2.8)%	(47,194,511)
Net Assets		100.0%	$1,679,854,061
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(d)	Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.
(e)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(f)	Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.
(g)	Hybrid security: characteristics of both a debt and equity security.
(h)	Perpetual security: no stated maturity date.
(i)	Subsidiary (see below)
(j)	Repurchase agreements are collateralized by:
Bank of America: U.S. Treasury Note 1.625%, 5/15/31. Total collateral value is $3,060,147.
Bank of Montreal: U.S. Treasury Notes 0.50%-3.75%, 12/15/24-5/15/47, and U.S. Treasury Inflation Indexed Notes 0.125%-1.00%, 1/15/29-2/15/51. Total collateral value is $7,140,367.

Fixed Income Clearing Corporation: U.S. Treasury Note 1.75%, 5/15/23. Total collateral value is $7,736,774.
Nomura Holdings: U.S. Treasury Notes 1.125%-4.25%, 2/15/31-5/15/52. Total collateral value is $10,200,429.
Royal Bank of Canada: U.S. Treasury Bill 12/22/22, U.S. Treasury Note 1.375%, 11/15/31, and U.S. Treasury Inflation Indexed Note 3.875%, 4/15/29. Total collateral value is $9,486,446.
Standard Chartered: U.S. Treasury Notes 0.50%-3.00%, 3/31/23-8/15/50, and U.S. Treasury Inflation Indexed Notes 0.125%-0.25%, 7/15/29-2/15/51. Total collateral value is $9,486,392.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

PAGE 9 ■	Dodge & Cox Global Bond Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
BRL: Brazilian Real
COP: Colombian Peso
EUR: Euro
GBP: British Pound
HUF: Hungarian Forint
IDR: Indonesian Rupiah
INR: Indian Rupee
JPY: Japanese Yen
KRW: South Korean Won
MXN: Mexican Peso
MYR: Malaysian Ringgit
NOK: Norwegian Krone
PEN: Peruvian Nuevo Sol
PLN: Polish Zloty
RUB: Russian Ruble
USD: United States Dollar
ZAR: South African Rand
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro-Bobl Future— Short Position	(140)	9/8/22	$(18,220,287)	$ 99,795
Euro-Bund Future— Short Position	(484)	9/8/22	(75,462,376)	1,236,892
Long-Term U.S. Treasury Bond— Short Position	(281)	9/21/22	(38,953,625)	205,795
UK-Gilt Future— Short Position	(305)	9/28/22	(42,318,105)	1,495,946
Ultra Long-Term U.S. Treasury Bond— Short Position	(62)	9/21/22	(9,569,313)	104,161
				$3,142,589
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
COP: Colombian Peso
Bank of America	8/24/22	USD	9,107,475	COP	34,979,990,693	$ 753,605
EUR: Euro
Bank of America	7/5/22	USD	6,305,198	EUR	6,014,000	2,827
Bank of America	7/5/22	EUR	6,014,000	USD	6,305,282	(2,911)
Bank of America	9/14/22	EUR	6,014,000	USD	6,336,984	(2,852)
Credit Suisse	9/14/22	EUR	2,522,629	USD	2,637,472	19,440
HSBC	9/14/22	USD	73,233,774	EUR	66,134,793	3,578,555
JPMorgan	9/14/22	EUR	1,942,000	USD	2,063,177	(17,802)
Morgan Stanley	9/14/22	USD	11,281,385	EUR	9,795,199	964,777
Morgan Stanley	9/14/22	USD	4,618,624	EUR	4,191,134	204,391
State Street	9/14/22	USD	5,388,163	EUR	4,815,445	316,386
Bank of America	12/14/22	USD	5,109,904	EUR	4,801,062	13,747
Morgan Stanley	12/14/22	USD	6,019,853	EUR	5,555,392	123,001
UBS	12/14/22	USD	22,557,361	EUR	21,327,510	(81,034)
GBP: British Pound
Bank of America	9/14/22	USD	16,958,866	GBP	13,017,339	1,091,471
HSBC	9/14/22	USD	2,489,397	GBP	1,898,703	174,987
Bank of America	12/14/22	USD	2,283,573	GBP	1,839,733	35,013
HSBC	12/14/22	USD	14,440,407	GBP	11,836,472	(26,375)
Morgan Stanley	12/14/22	USD	4,538,430	GBP	3,683,882	35,913
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Bond Fund ■	PAGE 10

Consolidated Portfolio of Investments (unaudited)	June 30, 2022
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
ZAR: South African Rand
Bank of America	1/11/23	USD	19,316,490	ZAR	329,259,237	$ (541,875)
Unrealized gain on currency forward contracts						7,314,113
Unrealized loss on currency forward contracts						(672,849)
Net unrealized gain on currency forward contracts						$6,641,264
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 11 ■	Dodge & Cox Global Bond Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2022
Assets:
Investments in securities, at value (cost $2,034,553,249)	$1,727,048,572
Unrealized appreciation on currency forward contracts	7,314,113
Cash pledged as collateral for TBA securities	2,410,000
Cash	454,869
Receivable for variation margin for futures contracts	3,112,053
Receivable for investments sold	100,699,307
Receivable for Fund shares sold	1,349,383
Dividends and interest receivable	24,039,717
Expense reimbursement receivable	67,559
Prepaid expenses and other assets	7,055
1,866,502,628
Liabilities:
Unrealized depreciation on currency forward contracts	672,849
Cash received as collateral for currency forward contracts	6,800,000
Payable for investments purchased	171,370,554
Payable for Fund shares redeemed	6,958,649
Management fees payable	638,459
Accrued expenses	208,056
186,648,567
Net Assets	$1,679,854,061
Net Assets Consist of:
Paid in capital	$1,944,574,110
Accumulated loss	(264,720,049)
$1,679,854,061
Class I
Total net assets	$1,679,596,962
Shares outstanding (par value $0.01 each, unlimited shares authorized)	165,707,990
Net asset value per share	$ 10.14
Class X
Total net assets	$ 257,099
Shares outstanding (par value $0.01 each, unlimited shares authorized)	25,379
Net asset value per share	$ 10.13
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2022
Investment Income:
Dividends	$ 263,342
Interest (net of foreign taxes of $273,146)	34,301,878
Non-cash inflation-linked income	2,139,090
36,704,310
Expenses:
Investment advisory fees	4,142,042
Administrative services fees
Class I	290,452
Class X	3
Custody and fund accounting fees	150,861
Transfer agent fees	81,169
Professional services	212,844
Shareholder reports	56,370
Registration fees	96,690
Trustees fees	198,570
Miscellaneous	22,905
Total expenses	5,251,906
Expenses reimbursed by investment manager	(1,131,954)
Net expenses	4,119,952
Net Investment Income	32,584,358
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $97,101)	(30,852,963)
Futures contracts	42,229,058
Currency forward contracts	14,719,452
Foreign currency transactions	(118,839)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(177,394))	(287,401,393)
Futures contracts	3,184,480
Currency forward contracts	3,659,098
Foreign currency translation	(452,412)
Net realized and unrealized loss	(255,033,519)
Net Change in Net Assets From Operations	$(222,449,161)
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Bond Fund ■	PAGE 12

Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Operations:
Net investment income	$ 32,584,358	$ 44,456,148
Net realized gain (loss)	25,976,708	17,447,925
Net change in unrealized appreciation/depreciation	(281,010,227)	(74,230,747)
	(222,449,161)	(12,326,674)
Distributions to Shareholders:
Class I	(16,820,349)	(70,646,770)
Class X	(227)	—
Total distributions	(16,820,576)	(70,646,770)
Fund Share Transactions:
Class I
Proceeds from sales of shares	327,411,955	1,368,488,152
Reinvestment of distributions	15,540,977	65,982,461
Cost of shares redeemed	(415,290,617)	(341,716,570)
Class X
Proceeds from sales of shares	259,187	—
Reinvestment of distributions	227	—
Cost of shares redeemed	(590)	—
Net change from Fund share transactions	(72,078,861)	1,092,754,043
Total change in net assets	(311,348,598)	1,009,780,599
Net Assets:
Beginning of period	1,991,202,659	981,422,060
End of period	$1,679,854,061	$1,991,202,659
Share Information:
Class I
Shares sold	30,086,255	114,479,230
Distributions reinvested	1,479,996	5,688,988
Shares redeemed	(38,380,276)	(28,797,852)
Net change in shares outstanding	(6,814,025)	91,370,366
Class X
Shares sold	25,412	—
Distributions reinvested	22	—
Shares redeemed	(55)	—
Net change in shares outstanding	25,379	—
PAGE 13 ■	Dodge & Cox Global Bond Fund	See accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2014, and seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment man-
ager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions     Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting    Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes    The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund

Dodge & Cox Global Bond Fund ■	PAGE 14

Notes to Consolidated Financial Statements (unaudited)
endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities    The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Consolidation     The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2022, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2022:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$ —	$ 434,014,927
Government-Related	—	83,602,755
Securitized	—	281,597,611
Corporate	—	874,893,400
Short-Term Investments
Repurchase Agreements	—	46,185,000
Money Market Fund	6,754,879	—
Total Securities	$6,754,879	$1,720,293,693
Other Investments
Futures Contracts
Appreciation	$3,142,589	$ —
Currency Forward Contracts
Appreciation	—	7,314,113
Depreciation	—	(672,849)

Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or

PAGE 15 ■	Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short futures contracts to adjust the overall interest rate exposure of the portfolio.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and/or indirect foreign currency exposure.
Additional derivative information    The following identifies the location on the Consolidated Statement of Assets and Liabilities and
values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$7,314,113	$ 7,314,113
Futures contracts(a)	3,142,589	—	3,142,589
	$3,142,589	$7,314,113	$10,456,702
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$ 672,849	$ 672,849
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$42,229,058	$ —	$42,229,058
Currency forward contracts	—	14,719,452	14,719,452
	$42,229,058	$14,719,452	$56,948,510
Net change in unrealized appreciation/depreciation
Futures contracts	$ 3,184,480	$ —	$ 3,184,480
Currency forward contracts	—	3,659,098	3,659,098
	$ 3,184,480	$ 3,659,098	$ 6,843,578
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2022.
Derivative		% of Net Assets
Futures contracts	USD notional value	10-17%
Currency forward contracts	USD total value	10-13%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Dodge & Cox Global Bond Fund ■	PAGE 16

Notes to Consolidated Financial Statements (unaudited)
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2022.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$1,896,663	$(547,638)	$(1,340,000)	$ 9,025
Credit Suisse	19,440	—	—	19,440
HSBC	3,753,542	(26,375)	(3,727,167)	—
JPMorgan	—	(17,802)	—	(17,802)
Morgan Stanley	1,328,082	—	(1,110,000)	218,082
State Street	316,386	—	—	316,386
UBS	—	(81,034)	—	(81,034)
	$7,314,113	$(672,849)	$(6,177,167)	$464,097
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Consolidated Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee    From January 1, 2022 through April 30, 2022, the Fund paid an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2022, the Fund pays an investment advisory fee monthly at an annual rate of 0.35% of the Fund’s average daily net assets to Dodge & Cox.
Administrative services fee    Effective May 1, 2022, the Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement    Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class I shares to average net assets of the Class I shares at 0.45% through April 30, 2023. Effective May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.37% through April 30, 2023. The term of the agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. For the six months ended June 30, 2022, Dodge & Cox reimbursed expenses of $1,131,948 and $6 to Class I and Class X, respectively.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, straddles, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Class I
Ordinary income	$ 16,820,349	$ 59,011,656
Long-term capital gain	$ —	$ 11,635,114
Class X
Ordinary income	$ 227	$ —
Long-term capital gain	$ —	$ —
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 307,552
Deferred loss[1]	(3,710,587)
Net unrealized depreciation	(22,047,277)
Total distributable earnings	$(25,450,312)
[1]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At June 30, 2022, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$2,044,113,798
Unrealized appreciation	1,619,430
Unrealized depreciation	(308,900,803)
Net unrealized appreciation	(307,281,373)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and

PAGE 17 ■	Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2022, the Fund’s commitment fee amounted to $5,006 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2022, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $395,889,964 and $176,001,998, respectively. For the six months ended June 30, 2022, purchases and sales of U.S. government securities aggregated $890,173,507 and $1,202,947,452, respectively.
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2022, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.

Dodge & Cox Global Bond Fund ■	PAGE 18

Consolidated Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2022	2021	2020	2019	2018	2017
Class I
Net asset value, beginning of period	$11.54	$12.09	$11.10	$10.23	$10.92	$10.33
Income from investment operations:
Net investment income	0.22	0.28	0.29	0.38	0.40	0.37
Net realized and unrealized gain (loss)	(1.52)	(0.38)	1.02	0.87	(0.56)	0.49
Total from investment operations	(1.30)	(0.10)	1.31	1.25	(0.16)	0.86
Distributions to shareholders from:
Net investment income	(0.10)	(0.29)	(0.27)	(0.38)	(0.43)	(0.26)
Net realized gain	—	(0.16)	(0.05)	—	(0.10)	(0.01)
Total distributions	(0.10)	(0.45)	(0.32)	(0.38)	(0.53)	(0.27)
Net asset value, end of period	$10.14	$11.54	$12.09	$11.10	$10.23	$10.92
Total return	(11.29)%	(0.85)%	11.87%	12.23%	(1.45)%	8.31%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,680	$1,991	$981	$435	$226	$156
Ratio of expenses to average net assets	0.45% (a)	0.45%	0.45%	0.45%	0.45%	0.49%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57% (a)	0.60%	0.69%	0.83%	0.92%	1.06%
Ratio of net investment income to average net assets	3.56% (a)	2.82%	3.23%	4.21%	4.15%	3.51%
Portfolio turnover rate	68%	136%	112%	60%	55%	46%
Class X(b)
Net asset value, beginning of period	$10.52
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss)	(0.39)
Total from investment operations	(0.34)
Distributions to shareholders from:
Net investment income	(0.05)
Net realized gain	—
Total distributions	(0.05)
Net asset value, end of period	$10.13
Total return	(3.24)%
Ratios/supplemental data:
Net assets, end of period (millions)	$0 (c)
Ratio of expenses to average net assets	0.37% (a)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.47% (a)
Ratio of net investment income to average net assets	4.18% (a)
Portfolio turnover rate	68%
(a)	Annualized
(b)	From 5/2/2022 (commencement of operations) to 6/30/2022
(c)	Amount rounds to less than one million.
See accompanying Notes to Consolidated Financial Statements
PAGE 19 ■	Dodge & Cox Global Bond Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On February 9, 2022, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) approved a proposal by Dodge & Cox to replace the Investment Management Agreements (collectively, the “Prior Agreements”) then in effect between Dodge & Cox and each series of the Trust (each a “Fund”) with two new agreements:
■	An Investment Advisory Agreement, under which Dodge & Cox would provide portfolio management services to each Fund, and
■	An Administrative and Shareholder Services Agreement (the “Administrative Agreement”), under which Dodge & Cox would provide a wide range of administrative and shareholder services to each Fund and the Funds’ shareholders.
In the following discussion, the Investment Advisory Agreement and the Administrative Agreement are collectively referred to as the “New Agreements.”
The proposal to replace the Prior Agreements with the New Agreements was accompanied by a proposal to create a new class of shares of each Fund (other than the Emerging Markets Stock Fund).  The new share class, known as Class X, is designed for investment by certain defined contribution employee retirement benefit plans (“Defined Contribution Plans”) and is a so-called “clean share” class.  “Clean shares” (also known as “unbundled shares”) refers to a class of mutual fund shares that is subject to no sales loads and no Rule 12b-1 distribution fees, and as to which neither the fund nor its sponsor organization makes any payments to financial intermediaries or retirement plan sponsors or servicers with respect to their customers’ or plan participants’ investments in the fund.  In conjunction with the creation of Class X shares, the existing shares of each of the Funds were redesignated as “Class I” shares.  Under the Administrative Agreement, the Class X shares bear a lower fee rate (0.05% annually of average net assets) than the Class I shares (0.10% annually of average net assets).
In conjunction with the proposal to create the Class X shares and replace the Prior Agreements with the New Agreements, Dodge & Cox represented to the Board that Defined Contribution Plans represent a substantial portion of the aggregate assets of the Trust, and that many such Plans have indicated a desire to invest in a “clean share” class.  Class I shares of the Funds (other than the Emerging Markets Stock Fund) do not qualify as “clean shares” because Dodge & Cox, in its discretion and from its own assets, may make payments (“recordkeeping payments”) to certain employee benefit plan financial intermediaries for shareholder recordkeeping or other administrative services provided to Defined Contribution Plans that hold Class I shares of such Funds.  Dodge & Cox makes these payments at annual rates of up to 0.10% of the value of the Class I shares of the Stock, Global Stock, International Stock, and Balanced Funds and 0.08% of the value of the Class I shares of the Income and Global Bond Funds serviced by such intermediaries.  In conjunction with the proposal to create the Class X shares and replace the Prior Agreement with the New Agreements, Dodge & Cox agreed with the Trust that it would reimburse Fund expenses and/or waive a portion of its fees to the extent that the total expenses of the Class X shares of any Fund (excluding extraordinary expenses) would otherwise exceed a stated annual percentage of the net assets of such Class, through April 30, 2023 (the “Expense Reimbursement Agreement”).  The general effect of the Expense Reimbursement Agreement is to limit the total expense ratio of each Fund’s Class X shares to a percentage rate that is no higher than a Class X shareholder would have experienced if it had instead invested in Class I shares and received the benefit of a recordkeeping payment from Dodge & Cox at the maximum rate that Dodge & Cox may pay with respect to the Class I shares of that Fund.  Defined Contribution Plans that currently hold Class I shares are eligible to exchange those shares for Class X shares of the same Fund.
The Board’s approval of the New Agreements and of the creation of the Class X shares followed an extensive review of the proposals by the Board, beginning in the spring of 2021 when Dodge & Cox first introduced the proposals for consideration by the Board, and  continuing through the date of Board approval in February 2022.  During the course of this process, the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested extensive additional information from Dodge & Cox regarding the rationale for the proposals, the anticipated effects of the proposals on each Fund and on the shareholders of each share class, industry comparative data, and a number of possible alternatives to the proposals.  Throughout the process, the Board was advised by outside counsel to the Trust, and the Independent Trustees were advised by separate, independent counsel.  The New Agreements, the creation of  Class X shares, and the redesignation of each Fund’s existing shares as Class I shares all took effect at the beginning of May 2022.
In considering the New Agreements, the Board took into account that replacement of the Prior Agreements by the New Agreements was not intended to increase the aggregate fee rate payable by any Fund to Dodge & Cox, and was not expected to result in any increase in the expense ratio borne by the shareholders of any Fund.  In particular, for each Fund:
■	the aggregate fee rate, as a percentage of net assets, that the Class I shares of such Fund would pay under the New Agreements is no higher than the fee rate such Fund paid under the Prior Agreements,
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, before giving effect to the Expense Reimbursement Agreement, is lower than the rate such Fund paid under the Prior Agreements, and
■	the aggregate fee rate, as a percentage of net assets, that the Class X shares of such Fund would pay under the New Agreements, after giving effect to the Expense Reimbursement Agreement, is no higher than the rate that a shareholder of such Fund would have experienced under the Prior Agreements, net of the benefit of the highest level of recordkeeping payments that Dodge & Cox has historically paid with respect to shares of that Fund.
The services that Dodge & Cox is obligated to provide to each Fund under the New Agreements include all of the services that Dodge & Cox has historically provided under the Prior Agreements.  In
Dodge & Cox Global Bond Fund ■	PAGE 20

addition, the Administrative Agreement for each Fund obligates Dodge & Cox to bear the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar.  These fees and expenses were borne by the Funds under the Prior Agreements but will be borne by Dodge & Cox under the new Administrative Agreement.
In considering the proposed approval of the New Agreements in February 2022, the Board noted that in December 2021 it had voted unanimously to approve the extension of the Prior Agreements for a period of up to one year beginning January 1, 2022.  In conjunction with that approval of the Prior Agreements, the Board had considered factors including the scope and quality of the services provided to each Fund by Dodge & Cox; the investment performance of each Fund; comparisons of each Fund’s investment performance to that of other accounts managed by Dodge & Cox and/or other mutual funds; the fee rate payable by each Fund to Dodge & Cox under the relevant Prior Agreement, each Fund’s total expense ratio, and comparisons to the fee rates payable by and expense ratios of other mutual funds; comparisons of the fee rates payable by each Fund to fee rates payable by other accounts managed by Dodge & Cox, and differences in the scope of services Dodge & Cox provides, and the risks it incurs, in managing the Funds as compared to managing other accounts; possible economies and benefits of scale in the operation of the Funds and the extent to which such economies and benefits are shared between Dodge & Cox and the Funds; Dodge & Cox’s profitability; possible conflicts of interest between the Funds, on the one hand, and Dodge & Cox or its other clients, on the other; and any “fall-out benefits” to Dodge & Cox from its relationship with the Funds. A more detailed account of the factors considered and conclusions reached in connection with the Board’s December 2021 approval of the Prior Agreements is contained in the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
Because the Board had considered all of the factors listed in the preceding paragraph in connection with the December 2021 approvals of the Prior Agreements, and believed that the information it had received regarding those factors had not materially changed between December 2021 and February 2022, it did not reconsider those factors in detail as part of its February 2022 approval of the New Agreements, but instead focused its attention primarily on the rationale advanced by Dodge & Cox for replacing the Prior Agreement with the New Agreements, and on the differences between the Prior Agreements and the New Agreements.  These differences include the following:
■	the replacement, for each Fund, of a single Investment Management Agreement covering both portfolio management services and administrative and shareholder services with separate agreements, one relating to portfolio management services and the other relating to administrative and shareholder services
■	differential fee rates, under the new Administrative Services Agreement, for the Class X and Class I shares of each Fund (other than the Emerging Markets Stock Fund)
■	Dodge & Cox’s agreement, under the new Administrative Services Agreement, to assume responsibility for the fees and expenses of each Fund’s transfer agent, dividend disbursing agent, and registrar—expenses that, under the Prior
Agreement, were the responsibility of the Funds rather than of Dodge & Cox.
With respect to the rationale for replacing the Prior Agreements with the New Agreements, the Trustees considered the importance of the Defined Contribution Plan market to the Funds, the substantial percentages of the assets of several of the Funds that are currently held by Defined Contribution Plans, the risk that Defined Contribution Plans that are current shareholders of the Funds might at some future time redeem their shares if the Funds did not make a “clean share” class available, and the likelihood that the Funds would be more attractive to Defined Contribution Plans that are not current shareholders if the Funds offer a “clean share” class.  The Trustees also considered Dodge & Cox’s view that various alternatives to creating a “clean share” class of each Fund were less likely to meet the needs of the Defined Contribution Plan market, and of current shareholders who are Defined Contribution Plans, than the creation of a “clean share” class.  The Trustees also considered the possible adverse effects on the Funds if substantial numbers of current Defined Contribution Plan shareholders were to leave the Funds, or if the Funds were to become uncompetitive in the Defined Contribution Plan market because of the lack of a “clean share” class.
With respect to the differential fee rates between the Class X and Class I shares under the Administration Agreement, the Trustees considered the differences in the services required by potential Class X shareholders and those required by the types of investors who will not be eligible to hold Class X shares and consequently will hold Class I shares.  The Trustees requested and reviewed extensive information regarding the fee levels paid by other mutual funds for the types of administrative and shareholder services (including transfer agency services) that the Funds will receive from Dodge & Cox or at its expense under the Administrative Agreement.  The Trustees also considered the quality of the administrative and shareholder services that Dodge & Cox provides to the Funds.  The Trustees also noted that the replacement of the Prior Agreements by the New Agreements was not expected to result in any increase in the expense ratio borne by any of the shareholders of any Fund, and that the Fund’s expense ratios are generally competitive in the current marketplace.
After considering all of the foregoing factors, the Board, including the Independent Trustees, concluded that the approval of the New Agreements was in the best interests of each of the Funds, and of each of the proposed share classes.
June 2022 Approvals
On June 1, 2022, the Board, including the Independent Trustees, voted to continue the Investment Advisory Agreement for each Fund for an additional year beginning July 1, 2022.  Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent counsel on May 11 and June 1, 2022, to discuss whether the Investment Advisory Agreement should be continued.  At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable.  In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling.  In reaching the decision to
PAGE 21 ■	Dodge & Cox Global Bond Fund

continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
■	The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
■	The Board concluded that the nature, extent and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
■	The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Fees and Expense Ratios
■	The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group
■	For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
■	The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides thereunder.
■	In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
■	Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as dividends on the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
■	The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
■	The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
■	The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, compliance, and enhanced research capabilities despite these fluctuations.
■	The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
■	The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view, any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
■	Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations.
Dodge & Cox Global Bond Fund ■	PAGE 22

 A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Fund’s fee rates are in general relatively lower from the first dollar.  As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide access to small investors at a reasonable cost.  In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has waived a significant portion of its fees from certain Funds in their early years of operations when those Funds are not yet operating at scale.  The Global Bond Fund has benefited from such a waiver since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021.
■	Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
■	The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Fall-Out Benefits
The Board concluded that “fall-out” benefits are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 23 ■	Dodge & Cox Global Bond Fund

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2022, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The complete schedule of investments is included in Item 1(a) of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s

Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

Date: September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

By	/s/ Shelly Chu
Shelly Chu
Treasurer - Principal Financial Officer

Date: September 1, 2022